                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          WYMAN-GORDON COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:
        Common Stock, par value $1.00 per share, of Wyman-Gordon Company
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        601,314 shares of Common Stock
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        $20.00 per share in cash-out merger
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        $12,026,280
        ------------------------------------------------------------------------
    (5) Total fee paid:
        $2,405
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              WYMAN-GORDON COMPANY
                              244 WORCESTER STREET
                                  P.O. BOX 8001
                     NORTH GRAFTON, MASSACHUSETTS 01536-8001

                                                               December __, 1999

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Wyman-Gordon Company (the "Company") at ____________________, on ________, 2000, at ____ a.m., local time. At the
Special Meeting, you will be asked to consider and approve the merger of WGC Acquisition Corp. (the "Purchaser"), a wholly owned subsidiary of Precision Castparts Corp. ("PCC"), with and into the Company (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of May 17, 1999 (the "Merger Agreement"). Upon consummation of the Merger, each share of the Company's common stock will be converted into the right to receive $20.00 in cash, without interest.

         The Merger is the second and final step of the acquisition of the Company by PCC. The first step was a tender offer by the Purchaser for all of the outstanding shares of the Company's common stock at a price of $20.00 per share (the "Offer"). The Purchaser purchased 35,385,078 shares pursuant to the Offer and owns approximately 98.33% of the outstanding shares.

         The affirmative vote of holders of two-thirds of the shares of the Company's common stock outstanding and entitled to vote at the Special Meeting is necessary to approve the Merger Agreement. The Purchaser owns a sufficient number of shares to assure approval of the Merger Agreement at the Special Meeting and intends to vote all of its shares in favor of the Merger Agreement. As a result, the affirmative vote of any other stockholder will not be required to approve the Merger Agreement.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AND DECLARED THE MERGER ADVISABLE AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS APPROVE THE MERGER AGREEMENT. Among the factors considered by the Board in evaluating the Merger was the opinion dated May 17, 1999 of Goldman, Sachs & Co., the Company's financial advisor, which provides that as of such date, the cash consideration to be received by the stockholders of the Company pursuant to the Offer and the Merger was fair from a financial point of view to such stockholders. The written opinion of Goldman, Sachs & Co. is attached as APPENDIX B to the enclosed Proxy Statement and should be read carefully and in its entirety by stockholders.

         The enclosed Proxy Statement provides you with a summary of the Merger and additional information about the parties involved. If the Merger Agreement is approved by the requisite holders of the Company's common stock, the closing of the Merger will occur as soon after the Special Meeting as all of the other conditions to the closing of the Merger are satisfied.

         PLEASE GIVE ALL OF THIS INFORMATION YOUR CAREFUL ATTENTION. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE SPECIAL MEETING.

                                                    Sincerely,

                                                    WALLACE F. WHITNEY, JR.
                                                    Vice President

                              WYMAN-GORDON COMPANY
                              244 WORCESTER STREET
                                  P.O. BOX 8001
                     NORTH GRAFTON, MASSACHUSETTS 01536-8001


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON _________, 2000



To the Stockholders of
  Wyman-Gordon Company:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Wyman-Gordon Company, a Massachusetts corporation (the "Company"), will be held at ____________________, on ________, 2000, at _____
a.m., local time, for the following purposes:

         1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of May 17, 1999 (the "Merger Agreement"), by and among the Company, Precision Castparts Corp., an Oregon corporation ("PCC"), and WGC Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of PCC (the "Purchaser"), providing for the merger of the Purchaser with and into the Company (the "Merger"), with the Company being the surviving corporation. As a result of the Merger, the Company will become a wholly owned subsidiary of PCC and each share of the Company's common stock, par value $1.00 per share (each a "Share" and collectively, the "Shares"), other than Shares held by the Company, its subsidiaries, the Purchaser and dissenting stockholders who perfect their appraisal rights, will be converted automatically into the right to receive $20.00 in cash, without interest. A copy of the Merger Agreement is attached as APPENDIX A to the accompanying Proxy Statement; and

         2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

         The Company's Board of Directors has fixed the close of business on December __, 1999 as the record date for the Special Meeting. Accordingly, only stockholders of record on such date will be entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. A form of proxy and a Proxy Statement containing more detailed information with respect to matters to be considered at the Special Meeting accompany and form a part of this notice.

         Approval of the Merger Agreement requires the affirmative vote of holders of two-thirds of the Shares outstanding and entitled to vote at the Special Meeting. The Purchaser owns a sufficient number of Shares to approve the Merger Agreement without the affirmative vote of any other stockholder and intends to vote all of its Shares in favor of the Merger Agreement. Nevertheless, whether or not you plan to attend the Special Meeting, you are asked to promptly complete, sign, date and return the enclosed proxy in order to assure representation of your Shares.

         If the Merger Agreement is approved and the Merger becomes effective, any holder of Shares (i) who files with the Company, before the taking of the vote on the approval of the Merger Agreement, written objection to the proposed Merger stating that he or she intends to demand payment for his or her Shares if the Merger Agreement is approved, and (ii) whose Shares are not voted in favor of the Merger Agreement, has or may have the right to demand in writing from the Company, within 20 days after the date of mailing to him or her of notice in writing that the Merger has become effective, payment for his or her Shares and an appraisal of the value thereof. The Company and any such stockholder shall in such cases have the rights and duties and shall follow the procedures set forth in Sections 85 to 98, inclusive, of Chapter 156B of the Massachusetts General Laws. See "Appraisal Rights" in the accompanying Proxy Statement and the full text of Sections 85 to 98, inclusive, of Chapter 156B of the Massachusetts General Laws, which is attached as APPENDIX C to the accompanying Proxy Statement, for a description of the rights of dissenting stockholders and the procedure required to be followed to perfect such rights.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Wallace F. Whitney, Jr.
                                         CLERK


December __, 1999




           PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED WITHIN THE UNITED STATES. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES AT THIS TIME.

           THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE MERGER NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                              WYMAN-GORDON COMPANY
                              244 WORCESTER STREET
                                  P.O. BOX 8001
                     NORTH GRAFTON, MASSACHUSETTS 01536-8001
                                 (508) 839-4441

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON _________, 2000



                                  INTRODUCTION

         This Proxy Statement is being furnished to holders of shares of common stock, par value $1.00 per share (the "Shares"), of Wyman-Gordon Company, a Massachusetts corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held at ____________________, on _______, 2000, at _____ a.m., local time, and any adjournments or postponements thereof (the "Special Meeting"). The purpose of the Special Meeting is for the Company's stockholders to consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of May 17, 1999, by and among the Company, Precision Castparts Corp., an Oregon corporation ("PCC"), and WGC Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of PCC (the "Purchaser"), providing for the merger of the Purchaser with and into the Company (the "Merger"), with the Company being the surviving corporation (the "Surviving Corporation"). The Board of Directors has fixed the close of business on December __, 1999 as the record date for the Special Meeting. Accordingly, only stockholders of record on such date will be entitled to notice of and to vote at the Special Meeting. This Proxy Statement is first being mailed to the Company's stockholders on or about December __, 1999.


                     QUESTIONS AND ANSWERS ABOUT THE MERGER

         Q: WHAT WILL HAPPEN IN THE MERGER?

         A: Upon consummation of the Merger, the Purchaser will be merged with and into the Company and stockholders, other than the Company, its subsidiaries, the Purchaser and dissenting stockholders who perfect their appraisal rights, will receive a cash payment of $20.00, without interest, for each of their Shares.

         Q: WHO WILL OWN THE COMPANY AFTER THE MERGER?

         A: After the Merger, PCC will own all of the outstanding Shares of the Company.

         Q: WHY HAS THE MERGER BEEN PROPOSED?

         A: The Merger is the second step in a two-part transaction, the purpose of which is the acquisition by PCC of the entire equity interest in the Company. The first step was a tender offer for all of the outstanding Shares which was consummated by the Purchaser on November 24, 1999 (the "Offer").

Pursuant to the Offer, the Purchaser purchased 35,385,078 Shares and owns approximately 98.33% of the outstanding Shares.

         Q: WHAT VOTE IS REQUIRED TO APPROVE THE MERGER AGREEMENT?

         A: Approval of the Merger Agreement requires the affirmative vote of holders of two-thirds of the Shares outstanding and entitled to vote at the Special Meeting. THE PURCHASER OWNS A SUFFICIENT NUMBER OF SHARES TO ASSURE APPROVAL OF THE MERGER AGREEMENT AND INTENDS TO VOTE ALL OF ITS SHARES IN FAVOR OF THE MERGER AGREEMENT. AS A RESULT, NO OTHER STOCKHOLDER WILL NEED TO VOTE "FOR" THE PROPOSAL FOR THE MERGER AGREEMENT TO BE APPROVED. Nevertheless, we urge you to complete the enclosed proxy card to assure the representation of your Shares at the Special Meeting.

         Q: WHAT WILL I RECEIVE IN THE MERGER?

         A: As a stockholder of the Company, you will receive $20.00 in cash, without interest, for each Share that you own. This is the "Merger Consideration." For example, if you own 100 Shares, upon consummation of the Merger, you will receive $2,000 in cash.

         Q: IF THE MERGER IS CONSUMMATED, WHEN CAN I EXPECT TO RECEIVE THE MERGER CONSIDERATION FOR MY SHARES?

         A: Promptly after the Merger is consummated, you will receive detailed instructions regarding the surrender of your Share certificates. You should not send your Share certificates to the Company or anyone else until you receive these instructions. PCC will send payment of the Merger Consideration to you as promptly as practicable following receipt of your Share certificates and other required documents.

         Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

         A: We expect the Merger to be consummated during the first calendar quarter of 2000.

         Q: WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO ME?

         A: The receipt of the Merger Consideration by you will be a taxable transaction for federal income tax purposes. To review the tax consequences to you in greater detail, see page 33. Your tax consequences will depend on your personal situation. You should consult your tax advisors for a full understanding of the tax consequences of the Merger to you.

         Q: UPON WHAT AM I BEING ASKED TO VOTE?

         A: You are being asked to approve the Merger Agreement, which provides for, among other things, the Merger. After the Merger, the Company, as the Surviving Corporation, will be a wholly owned subsidiary of PCC, and you will no longer own an equity interest in the Surviving Corporation. The Company's Board of Directors has unanimously approved the Merger Agreement and recommends that you vote "For" the approval of the Merger Agreement.

         Q:  WHAT DO I NEED TO DO NOW?

         A: This Proxy Statement contains important information regarding the Merger and the Merger Agreement, as well as information about the Company and PCC. It also contains important information about what the Company's Board of Directors considered in evaluating the Offer and the Merger. We urge you to read this Proxy Statement carefully, including its Appendices and Exhibits. You may also want to review the documents referenced under "Where You Can Find More Information."

         Q: HOW DO I VOTE?

         A: Just indicate on your proxy card how you want to vote, and sign and mail it in the enclosed envelope as soon as possible, so that your Shares will be represented at the Special Meeting. The Special Meeting will take place at _________________, on _____, 2000, at ______a.m., local time. You may attend the
Special Meeting and vote your Shares in person, rather than voting by proxy. In addition, you may withdraw your proxy up to and including the day of the Special Meeting and either change your vote or attend the Special Meeting and vote in person.

         Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

         A: Your broker will vote your Shares only if you provide instructions on how to vote. You should instruct your broker how to vote your Shares, following the directions your broker provides. If you do not provide instructions to your broker, your Shares will not be voted and they will be counted as votes against the proposal to approve the Merger Agreement.


                       WHO CAN HELP ANSWER YOUR QUESTIONS

         If you would like additional copies of this document, or if you would like to ask any additional questions about the Merger, you should contact:


WYMAN-GORDON COMPANY
244 Worcester Street
P.O. Box 8001
North Grafton, MA 01536-8001
(508) 839-4441
Attention:  Clerk

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING INFORMATION

         This Proxy Statement, including through the incorporation by reference of certain documents in this Proxy Statement, and other statements made from time to time by the Company, PCC, the Purchaser, or their affiliates or representatives contain certain forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company, PCC and the Purchaser and members of their respective management teams, as well as the assumptions on which such statements are based. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management of the Company, PCC and the Purchaser that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the risks discussed herein and: (i) the ability to successfully negotiate long-term contracts with customers and raw materials suppliers at favorable prices and other acceptable terms; (ii) the ability to obtain required raw materials to supply customers on a timely basis; (iii) the cyclical nature of the aerospace industry and general industrial cycles; (iv) the relative success of entry into new markets; (v) competitive pricing; (vi) relations with employees; (vii) the ability to manage operating costs and to integrate acquired businesses in an effective manner; (viii) governmental regulations and environmental matters; (ix) risks associated with international operations and world economies; (x) timely, effective and cost-efficient introduction of hardware and software to address the Year 2000 issue; and (xi) implementation of new technologies. The Company, PCC and the Purchaser undertake no obligation to update or revise forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or changes in future operating results over time.

                                TABLE OF CONTENTS


                                                                                Page
                                                                                ----

SUMMARY  ..........................................................................1
         The Merger................................................................1
         Parties to the Merger.....................................................1
         Background of the Merger..................................................1
         Recommendation of the Board of Directors..................................2
         Opinion of Financial Advisor..............................................3
         Method of Accounting......................................................3
         The Special Meeting.......................................................3
         Record Date and Voting Power..............................................3
         Quorum and Vote Required..................................................3
         Proxies, Voting and Revocation............................................3
         Effective Time............................................................4
         Exchange of Certificates..................................................4
         Conditions to the Merger..................................................4
         Termination and Amendment of the Merger Agreement.........................4
         Prohibition of Solicitation...............................................5
         Appraisal Rights of Dissenting Stockholders...............................5
         Federal Income Tax Consequences...........................................6
         Regulatory and Other Approvals............................................6
         Source and Amount of Funds................................................6

THE MERGER AND RELATED TRANSACTIONS................................................7
         General  .................................................................7
         Background of the Merger..................................................7
         Recommendation of the Board of Directors and Reasons for the Merger......10
         Opinion of Financial Advisor.............................................12
         Structure of the Merger..................................................17
         Amendment and Termination of Shareholder Rights Agreement................17
         Method of Accounting.....................................................17
         Certain Effects of the Merger............................................18
         Conduct of Business Following the Merger.................................18
         Executive Severance Agreements...........................................18

THE SPECIAL MEETING...............................................................20
         Date, Time and Place of the Special Meeting..............................20
         Purpose of the Special Meeting...........................................20
         Record Date and Voting Power.............................................20
         Quorum and Vote Required.................................................20
         Proxies, Voting and Revocation...........................................20
         Solicitation of Proxies and Expenses.....................................21

TERMS OF THE MERGER...............................................................22
         Effective Time...........................................................22
         Conversion of Shares Pursuant to the Merger..............................22
         Exchange of Certificates.................................................22
         Conditions to the Merger.................................................23
         Termination of the Merger Agreement......................................24
         Board of Directors.......................................................25
         Prohibition of Solicitations.............................................25
         Expenses; Liquidated Amount..............................................27
         Treatment of Stock Options...............................................27
         Termination of Employee Stock Purchase Plan..............................27
         Certain Employee Benefits................................................27



                                       (i)


                                                                                Page
                                                                                ----


         Indemnification..........................................................28
         Representations and Warranties...........................................29
         Waiver and Amendment.....................................................30

APPRAISAL RIGHTS..................................................................31

FEDERAL INCOME TAX CONSEQUENCES...................................................33

REGULATORY AND OTHER APPROVALS....................................................33

INFORMATION CONCERNING THE COMPANY................................................34

INFORMATION CONCERNING THE PURCHASER AND PCC......................................34

SOURCE AND AMOUNT OF FUNDS........................................................34

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS....................36

MARKET PRICES AND DIVIDENDS.......................................................37

SELECTED FINANCIAL INFORMATION....................................................38

INDEPENDENT ACCOUNTANTS...........................................................40

STOCKHOLDER PROPOSALS.............................................................40

OTHER MATTERS.....................................................................40

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................................40

WHERE YOU CAN FIND MORE INFORMATION...............................................41


APPENDICES

         Appendix A --  Agreement and Plan of Merger

         Appendix B --  Opinion of Financial Advisor

         Appendix C --  Sections 85 to 98, inclusive, of Chapter 156B of the
                        Massachusetts General Laws

EXHIBIT I Annual Report on Form 10-K of Wyman-Gordon Company for the fiscal year ended May 31, 1999

EXHIBIT II Quarterly Report on Form 10-Q of Wyman-Gordon Company for the quarterly period ended August 31, 1999


                                      (ii)

                                     SUMMARY

         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE UNDERSTANDING OF THE MERGER, AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY, AS WELL AS THE ADDITIONAL DOCUMENTS TO WHICH WE REFER YOU, INCLUDING THE MERGER AGREEMENT. SEE "WHERE YOU CAN FIND MORE INFORMATION" (PAGE 41).

THE MERGER (PAGE 7)

         Pursuant to the Merger Agreement, the Purchaser will be merged with and into the Company, with the Company being the Surviving Corporation. As a result of the Merger, the Company will become a wholly owned subsidiary of PCC and each then outstanding Share, other than Shares held by the Company, its subsidiaries, the Purchaser and dissenting stockholders who perfect their appraisal rights, will, by virtue of the Merger and without any further action on the part of the holder thereof, be converted automatically into the right to receive $20.00 in cash, without interest.

         After the consummation of the Merger, holders of Shares will have no continuing equity interest in, and will not share in future earnings, dividends or growth, if any, of, the Surviving Corporation.

PARTIES TO THE MERGER (PAGE 34)

         WYMAN-GORDON COMPANY. The Company, a Massachusetts corporation, is a leading manufacturer of high-quality, technologically advanced forging and investment casting components for the commercial aviation, commercial power and defense industries. The principal executive offices of the Company are located at 244 Worcester Street, P.O. Box 8001, North Grafton, Massachusetts 01536-8001 and the telephone number of such offices is (508) 839-4441.

         WGC ACQUISITION CORP. The Purchaser is a Massachusetts corporation recently formed by PCC for the purpose of facilitating the Offer and the Merger. The principal executive offices of the Purchaser are located at 4650 SW Macadam Avenue, Suite 440, Portland, Oregon 97201 and the telephone number of such offices is (503) 417-4800.

         PRECISION CASTPARTS CORP. PCC, an Oregon corporation, is a manufacturer of complex metal components and products and the market leader in manufacturing large, complex structural investment castings. The principal executive offices of PCC are located at 4650 SW Macadam Avenue, Suite 440, Portland, Oregon 97201 and the telephone number of such offices is (503) 417-4800.

BACKGROUND OF THE MERGER (PAGE 7)

         In January 1999, the Company began to actively consider strategic alternatives, including a potential sale of the Company. On January 13, 1999, PCC's financial advisor met with representatives of the Company to express PCC's interest in discussing the possibility of a business combination with the Company and to request a face-to-face meeting between PCC's and the Company's executives, which meeting occurred later that month. On February 4, 1999, PCC sent a letter to the Company indicating PCC's continued interest in pursuing a possible business combination with the Company. Following the receipt of this letter from PCC, the Company accelerated its review of various strategic alternatives. At the March 17, 1999 meeting of the Company's Board of Directors, the Board considered several strategic alternatives and authorized management to pursue, among other things, a potential sale of the Company.

Following the Board Meeting, Goldman, Sachs & Co. ("Goldman Sachs"), the Company's financial advisor, contacted six potential bidders, including PCC. Four of the potential bidders, including PCC, entered into confidentiality agreements with the Company. During April 1999, representatives from these companies conducted due diligence and attended presentations by management of the Company concerning the Company's business and operations.

         On April 28, 1999, Goldman Sachs invited three of the bidders to submit final binding proposals to acquire the Company. On May 10, 1999, the Company received responses from two bidders: (i) PCC, who proposed to acquire all of the outstanding Shares at a price of $18.75 per Share in cash subject to a number of conditions and (ii) another bidder, who indicated an interest in acquiring all of the outstanding Shares at a price per Share in cash below PCC's bid. Following receipt of the bids, the Company's and PCC's legal and financial advisors engaged in negotiations regarding the Merger Agreement and certain related matters. As a result of these negotiations, PCC agreed to increase its proposed purchase price to $20.00 per Share in cash. On May 13, 1999, the Company's Board of Directors decided to pursue the potential acquisition with PCC, and on May 15, 1999, the Board approved the Merger Agreement and the transactions contemplated thereby. On May 17, 1999, PCC, the Purchaser and the Company executed the Merger Agreement. Pursuant to the terms of the Merger Agreement, on May 21, 1999, the Purchaser commenced its offer to purchase all of the outstanding Shares at $20.00 per Share, net to the seller in cash.

         In connection with the review by the Federal Trade Commission (the "FTC") of the transactions contemplated by the Merger Agreement, the Company and PCC entered into an Agreement Containing Consent Orders with the FTC pursuant to which the Company and PCC agreed to divest the Company's large cast parts operations located in Groton, Connecticut and its titanium casting operations located in Albany, Oregon. Following its approval of the Agreement Containing Consent Orders, the FTC permitted the Offer to proceed and, on November 24, 1999, at 12:00 midnight, New York City time, the Offer expired. Pursuant to the Offer, the Purchaser accepted for payment and paid for 35,385,078 Shares.

         Immediately following consummation of the Offer, PCC exercised its right under the Merger Agreement to designate that number of directors of the Company's Board of Directors that would cause the percentage of the Company's directors designated by PCC to equal the percentage of outstanding Shares held by the Purchaser. Until the consummation of the Merger, the Company will have two directors, David P. Gruber and Warner S. Fletcher, who were directors of the Company as of the date of the Merger Agreement (the "Independent Directors").

RECOMMENDATION OF THE BOARD OF DIRECTORS (PAGE 10)

         After an evaluation of business, financial and market factors and consultation with its legal and financial advisors, at a meeting of the Company's Board of Directors held on May 15, 1999, prior to the commencement and consummation of the Offer, the Board (all of whose members were unaffiliated with PCC and the Purchaser on that date) determined that the Merger was fair to and in the best interests of the Company and its stockholders, unanimously approved and declared the advisability of the Merger Agreement and the transactions contemplated thereby and unanimously voted to recommend that the Company's stockholders approve the Merger Agreement.

OPINION OF FINANCIAL ADVISOR (PAGE 12)

         On May 17, 1999, Goldman Sachs delivered its written opinion to the Board of Directors of the Company that, as of the date of such opinion, the $20.00 per Share in cash to be received by holders of Shares in the Offer and the Merger was fair from a financial point of view to such holders.

         THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS, DATED MAY 17, 1999, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX B AND IS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THE OPINION OF GOLDMAN SACHS DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW ANY HOLDER OF SHARES SHOULD VOTE WITH RESPECT TO THE MERGER. YOU SHOULD READ THE OPINION IN ITS ENTIRETY.

METHOD OF ACCOUNTING (PAGE 17)

         The Merger will be accounted for under the purchase method of accounting.

THE SPECIAL MEETING (PAGE 20)

         The Special Meeting will be held at ____________________, on _________, 2000, at _____ a.m., local time. At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to approve the Merger Agreement.

RECORD DATE AND VOTING POWER (PAGE 20)

         The Board of Directors of the Company has fixed the close of business on December __, 1999 as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Special Meeting. On the Record Date, the Company had 35,986,392 outstanding Shares held by approximately ____ stockholders of record. The Company has no other class of voting securities outstanding. Stockholders of record on the Record Date will be entitled to one vote per Share on any matter that may properly come before the Special Meeting and any adjournment or postponement thereof.

QUORUM AND VOTE REQUIRED (PAGE 20)

         Massachusetts law and the Company's Restated Articles of Organization and Amended and Restated Bylaws require (i) the presence, in person or by duly executed proxy, of the holders of a majority of the Shares outstanding and entitled to vote to constitute a quorum and (ii) the affirmative vote of the holders of two-thirds of the Shares outstanding and entitled to vote to approve the Merger Agreement. The Shares owned by the Purchaser represent more than two-thirds of the Shares outstanding and entitled to vote and, therefore, are sufficient to assure approval of the Merger Agreement without the vote of any other stockholder.

PROXIES, VOTING AND REVOCATION (PAGE 20)

         Shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting, and at any adjournments or postponements thereof, in accordance with the instructions on the proxies. IF A PROXY IS DULY EXECUTED AND SUBMITTED WITHOUT INSTRUCTIONS, THE SHARES WILL BE VOTED "FOR" APPROVAL OF THE MERGER AGREEMENT. PROXIES ARE BEING SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         A proxy may be revoked by the person who executed it at or before the Special Meeting by: (i) delivering to the Clerk of the Company a written notice of revocation bearing a later date than the proxy;

(ii) duly executing a subsequent proxy and delivering it to the Clerk; or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a proxy.

EFFECTIVE TIME (PAGE 22)

         The Merger will become effective as of the date and time (the "Effective Time") that Articles of Merger (the "Articles of Merger") are examined by and receive the endorsed approval of the Secretary of State of the Commonwealth of Massachusetts in accordance with the Massachusetts General Laws (the "MGL"), which is expected to occur as soon as practicable after the Special Meeting.

EXCHANGE OF CERTIFICATES (PAGE 22)

         Pursuant to the Merger Agreement, from time to time before or after the Effective Time, as necessary, the Purchaser will deposit with The Bank of New York (the "Paying Agent"), the amount of cash equal to the product of the Shares outstanding immediately prior to the Effective Time, other than Shares held by the Company, its subsidiaries, the Purchaser and dissenting stockholders who perfect their appraisal rights, and $20.00. Promptly after the Effective Time, the Paying Agent will send to each stockholder of record, as of immediately prior to the Effective Time, a letter of transmittal and detailed instructions specifying the procedures to be followed in surrendering certificates. SHARE CERTIFICATES SHOULD NOT BE FORWARDED TO THE PAYING AGENT UNTIL RECEIPT OF THE LETTER OF TRANSMITTAL. Upon the surrender of a Share certificate, the Paying Agent will issue to the surrendering holder the Merger Consideration.

CONDITIONS TO THE MERGER (PAGE 23)

         The consummation of the Merger is subject to the prior approval of the Merger Agreement by the holders of two-thirds of the Shares outstanding and entitled to vote on the matter and certain other customary closing conditions, including:

         - antitrust regulatory approval and the expiration of applicable waiting periods related thereto;

         - receipt of necessary approvals, authorizations and consents of any governmental or regulatory entity required to consummate the Merger; and

         - no preliminary or permanent injunction or other order, decree or ruling of, nor any statute, rule, regulation or executive order promulgated or enacted by, any governmental authority which would make the consummation of the Merger illegal, or otherwise restrict, prevent or prohibit the consummation of the Merger.

TERMINATION AND AMENDMENT OF THE MERGER AGREEMENT (PAGES 24 AND 30)

         The Merger Agreement may be terminated at any time prior to the Effective Time by, among other things, the mutual agreement of the parties or, after the occurrence of certain events or actions, by one of the parties acting independently. The Merger Agreement may be amended by the parties at any time, but after the Merger Agreement has been approved by the stockholders, no amendment may be made which by law requires further approval of the stockholders without obtaining such approval. Prior to the Effective Time, the affirmative vote of a majority of the Independent Directors is required in addition to any other applicable requirement to (a) amend the Merger Agreement in any material respect in a manner adverse to any stockholder of the Company or any intended third-party beneficiary of the Merger Agreement, (b) terminate the Merger Agreement by the Company, (c) exercise or waive any of the Company's material rights, benefits or remedies under the Merger Agreement, or (d) extend the time for performance of PCC's or the Purchaser's respective obligations under the Merger Agreement.


PROHIBITION OF SOLICITATIONS; LIQUIDATED AMOUNT (PAGES 25 AND 27)

         Pursuant to the Merger Agreement, the Company has agreed that it will not, and will not authorize or permit any of its officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative to, directly or indirectly, (i) solicit, initiate or encourage, or take any other action to facilitate, any inquiries or the making of any proposal that constitutes an Acquisition Proposal (as such term is defined in "Terms of the Merger--Prohibition of Solicitations"), or (ii) participate in any discussions or negotiations regarding an Acquisition Proposal. However, if the Company's Board of Directors determines in good faith, after consultation with counsel, that such action is necessary to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company, in response to an Acquisition Proposal and subject to certain other conditions as set forth in the Merger Agreement, may (A) furnish non-public information with respect to the Company to the person who made such Acquisition Proposal and (B) participate in negotiations regarding such Acquisition Proposal. In addition, the Company has agreed that its Board of Directors shall not (i) withdraw or modify in a manner adverse to PCC or the Purchaser its approval or recommendation of the Merger Agreement, (ii) approve or recommend an Acquisition Proposal to its stockholders or (iii) cause the Company to enter into any definitive acquisition agreement with respect to an Acquisition Proposal, unless the Board (1) has determined in good faith, after consultation with counsel, that the Acquisition Proposal is a Superior Proposal (as such term is defined in "Terms of the Merger--Prohibition of Solicitations") and such action is necessary to comply with its fiduciary duties to the Company's stockholders under applicable law and (2) in the case of clause (iii) above, complies with certain other provisions of the Merger Agreement.

         The Merger Agreement provides that if the Merger Agreement is terminated under certain limited circumstances, PCC may be entitled to receive a liquidated amount of $25,000,000 from the Company (the "Liquidated Amount").

APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS (PAGE 31)

         Under Massachusetts law, stockholders who do not vote in favor of the Merger will be entitled to exercise appraisal rights in connection with the Merger. Stockholders desiring to exercise such appraisal rights will have the rights and duties and must follow the procedures set forth in Sections 85 through 98, inclusive, of Chapter 156B of the MGL, the full text of which is attached to this Proxy Statement as APPENDIX C. Stockholders who wish to exercise appraisal rights must carefully follow the procedures described therein and are urged to read APPENDIX C in its entirety.

FEDERAL INCOME TAX CONSEQUENCES (PAGE 33)

         If the Merger is consummated, the exchange of Shares by a holder for the Merger Consideration will be a taxable transaction under the Internal Revenue Code of 1986, as amended (the "Code"). Because of the complexities of the tax laws, stockholders are advised to consult their own tax advisors concerning the applicable federal, state, local, foreign and other tax consequences resulting from the Merger.

REGULATORY AND OTHER APPROVALS (PAGE 33)

         There are no federal or state regulatory requirements which remain to be complied with in order to consummate the Merger (other than the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts).

SOURCE AND AMOUNT OF FUNDS (PAGE 34)

         The total amount of funds required by the Purchaser to purchase all of the Shares tendered pursuant to the Offer and to make all payments to participants in the Company's Stock Option Plans pursuant to the Merger Agreement was approximately $719 million. The total amount of funds necessary to consummate the Merger is estimated to be approximately $12 million. The total amount of funds necessary to pay all related fees and expenses in connection with the Offer and the Merger is estimated to be approximately $24 million. The Purchaser will obtain the necessary funds to consummate the Merger and to pay related fees and expenses from PCC, which in turn will obtain such funds from its general corporate funds and borrowings under existing credit facilities.

                       THE MERGER AND RELATED TRANSACTIONS

GENERAL

         The Merger Agreement provides for the merger of the Purchaser with and into the Company, with the Company being the Surviving Corporation. As a result of the Merger, the Company will become a wholly owned subsidiary of PCC. The Merger Agreement provides that as promptly as practicable after the satisfaction of the conditions to the Merger, the Merger will be consummated when the Articles of Merger have been filed with, and have been examined by and received the endorsed approval of, the Secretary of State of the Commonwealth of Massachusetts. It is currently anticipated that the filing of the Articles of Merger will occur as promptly as practicable following the Special Meeting.

         As of the Effective Time, holders of Shares will have no further ownership interest in the Surviving Corporation. In connection with the Merger, the holders of Shares issued and outstanding immediately prior to the Effective Time, other than Shares held by the Company, its subsidiaries, the Purchaser and dissenting stockholders who perfect their appraisal rights, will be entitled to receive $20.00 in cash per Share, without interest. The Merger Consideration is the same consideration per Share that was paid to stockholders who tendered their Shares pursuant to the Offer.

BACKGROUND OF THE MERGER

         The Company's stock price has recently been adversely affected by several factors. In the fiscal year ended May 31, 1998 ("Fiscal 1998"), the Company's 29,000-ton press was taken out of service for six months to repair structural cracking. The impact of this downtime was to reduce net income by $11.1 million in Fiscal 1998 and the negative impact continued into the fiscal year ending May 31, 1999. In late 1998, the Boeing Company, a major customer of the Company, announced it would reduce its projected aircraft build rate on account of softening demand for its products. These announcements had a negative impact on most aerospace stocks including the Company's. As a result of the foregoing and an announcement in February 1999 that the Company was taking an $11 million restructuring charge, on February 17, 1999, the Company's stock price closed at $7.375, a four-year low, down from a high of $30.00 on September 18, 1997.

         In addition to the weakness of its stock price, the Company has been concerned about the evolving competitive dynamics of the aerospace markets it serves. In recent years there has been a continuing consolidation of both the Company's customers and its suppliers. This consolidation will put increasing pressure on the Company's operating margins, particularly as the commercial aerospace industry enters the down phase of its cycle.

         In light of these factors, the Company has, from time to time, considered various strategic transactions with a view to enhancing shareholder value. In this regard, the Company entered into preliminary discussions with another company ("Company X") in March 1998 concerning a potential business combination, which were eventually abandoned. In connection with these negotiations, the Company engaged Goldman Sachs to act as its financial advisor. In January 1999, the Company began to consider more actively its strategic alternatives, including a potential sale of the Company.

         On January 13, 1999, PCC's financial advisor, Schroder & Co. Inc., met with representatives of the Company to express PCC's interest in discussing the possibility of a business combination with the Company and to request a face-to-face meeting between PCC's and the Company's executives. On January 29, 1999, William C. McCormick, Chairman and Chief Executive Officer of PCC, and William D. Larsson, Chief Financial Officer of PCC, met with David P. Gruber, the Chairman and Chief Executive Officer of the Company, and Edward J. Davis, the Chief Financial Officer of the Company at that time, and discussed the possibility of a business combination between the two companies. PCC did not receive non-public information with respect to the Company at that time, and no specific terms were discussed at this meeting.

         On February 4, 1999, PCC sent a letter to the Company indicating PCC's continued interest in pursuing a possible business combination with the Company. In this letter, PCC proposed acquiring the Company at a price per Share within the range of $16.00 to $18.00 in cash, subject to due diligence and a number of other conditions. PCC also proposed entering into a 45 day exclusivity/due diligence period during which the parties could negotiate the definitive terms of a transaction.

         Following the receipt of this letter from PCC, the Company accelerated its review of its various strategic alternatives. In connection with the foregoing, the Company requested that Goldman Sachs make a presentation concerning these alternatives at the Company's next Board meeting which was scheduled for March 17, 1999. At the March 17, 1999 meeting, the Board considered several potential strategic alternatives, including: (i) maintaining its existing business strategy, either alone or in conjunction with a large stock repurchase program; (ii) a leveraged buy-out or a leveraged recapitalization transaction; (iii) pursuing a large acquisition which would, among other things, reduce the Company's reliance on the aerospace industry and increase its presence in Europe; and (iv) a sale of the Company in either a stock or cash transaction. Goldman Sachs' presentation described the advantages of each of these alternatives and the issues which the Board should consider in connection with these transactions. Following this discussion, the Board concluded that, given the current environment in the commercial aerospace industry, the Company would have difficulty in enhancing shareholder value if it maintained its STATUS QUO operations, even if this strategy was combined with a large stock repurchase program. Therefore, the Board authorized management to pursue two alternatives: (i) a potential acquisition of a company ("Target") with whom the Company had engaged in acquisition discussions during the past year and (ii) a potential sale of the Company.

         With respect to the potential sale of the Company, the Board authorized Goldman Sachs to solicit potential bids to acquire the Company. Following the Board meeting, Goldman Sachs contacted six potential bidders, including PCC and Company X. Of these six parties, four (including PCC and Company X) entered into confidentiality agreements with the Company. During April 1999, these companies conducted due diligence and attended presentations by the Company's management concerning its business and operations. On April 28, 1999, on behalf of the Company, Goldman Sachs invited three of the bidders to submit final binding proposals to acquire the Company. These proposals were required to include all material terms including all proposed revisions to the form of merger agreement prepared by the Company's counsel.

         On May 10, 1999, the Company received responses from two bidders. In its bid, PCC proposed to acquire all of the outstanding Shares at a price of $18.75 per Share in cash subject to a number of conditions. The other bid indicated an interest in acquiring all of the outstanding Shares at a price per Share in cash below PCC's bid. This bid did not identify the source of financing for the transaction and was viewed by the Company as preliminary in nature. Following receipt of the bids, the Company's and PCC's legal and financial advisors engaged in negotiations which focused on, among other things, the scope of the representations, warranties and covenants contained in the Merger Agreement, issues relating to PCC's financing arrangements, the obligations of the parties with respect to obtaining antitrust approval, the conditions under which PCC would be obligated to close the tender offer, the ability of the Company to terminate the Merger Agreement and to enter into an agreement with a party who made a Superior Proposal (as defined in "Terms of the Merger--Prohibition of Solicitations"), and the amount of the termination fee to be paid to PCC in such circumstances. As a result of these negotiations, PCC agreed to increase its proposed purchase price to $20.00 per Share in cash.

         On May 13, 1999, the Company's Board of Directors held a meeting to consider the Company's two potential alternatives. At that meeting, Goldman Sachs provided the Board with a financial analysis of the proposed transaction with PCC. The other financial advisor provided the Board with a financial analysis of the potential transaction with Target, including the potential benefits of the transaction to the Company and its stockholders. The Board then engaged in extensive discussions concerning the potential benefits of these two transactions to the Company and its stockholders. After these discussions, for the reasons described below, the Board decided to pursue the potential transaction with PCC provided that the outstanding issues concerning the Merger Agreement could be resolved in a manner satisfactory to the Board. Following the Board meeting, the legal and financial advisors for the two parties engaged in extensive negotiations concerning the unresolved issues in the Merger Agreement.

         On May 15, 1999, the Company's Board met to approve the Merger Agreement and the transactions contemplated thereby. At that meeting, Goldman Sachs indicated that, if requested, it was prepared to render an opinion on the fairness of the transactions. The Company's Board of Directors then, by a unanimous vote, determined that the Offer and the Merger were fair to and in the best interests of the Company and its stockholders, approved and declared the advisability of the Merger Agreement and the transactions contemplated thereby, and unanimously voted to recommend that the Company's stockholders tender their Shares pursuant to the Offer and approve the Merger Agreement. On May 17, 1999, PCC, the Purchaser and the Company then executed the Merger Agreement, pursuant to which the Purchaser agreed to make the Offer and consummate the Merger. On that date, Goldman Sachs delivered its written opinion to the effect that the consideration to be received by the Company's stockholders in the Offer and the Merger was fair from a financial point of view to the Company's stockholders. A copy of such opinion describing the assumptions made, matters considered and review undertaken by Goldman Sachs is attached hereto as APPENDIX B and is incorporated herein by reference. See "--Opinion of Financial Advisor." The parties then publicly announced the transaction.

         Prior to the execution of the Merger Agreement, the Company amended the Shareholder Rights Agreement, dated as of October 21, 1998 (the "Rights Agreement"), by and between the Company and State Street Bank and Trust Company, as Rights Agent, (i) so that neither the execution nor the delivery of the Merger Agreement would trigger or otherwise affect any rights or obligations under the Rights Agreement, including causing the occurrence of a "Distribution Date" or "Stock Acquisition Date" (both as defined in the Rights Agreement) and
(ii) to terminate the Rights Agreement immediately upon the Effective Time.

         Pursuant to the terms of the Merger Agreement, on May 21, 1999, the Purchaser commenced its offer to purchase all of the outstanding Shares at $20.00 per Share, net to each selling holder in cash. In connection with the review by the FTC of the transactions contemplated by the Merger Agreement, the Company and PCC entered into an Agreement Containing Consent Orders with the FTC pursuant to which the Company and PCC agreed to divest the Company's large cast parts operations located in Groton, Connecticut and its titanium casting operations located in Albany, Oregon. Following its approval of the Agreement Containing Consent Orders, the FTC permitted the Offer to proceed and, on November 24, 1999, at 12:00 midnight, New York City time, the Offer expired. Pursuant to the Offer, the Purchaser purchased 35,385,078 Shares at a price of $20.00 per Share. As a result of these purchases, the Purchaser owns approximately 98.33% of the outstanding Shares.

         Immediately following consummation of the Offer, PCC exercised its right under the Merger Agreement to designate that number of directors of the Company's Board of Directors that would cause the percentage of the Company's directors designated by PCC to equal the percentage of outstanding Shares held by the Purchaser. Accordingly, the following individuals resigned from the Company's Board of Directors: E. Paul Casey, Robert G. Foster, Charles W. Grigg, M Howard Jacobson, Robert L.

Leibensperger, Andrew E. Lietz, J. Douglas Whelan and David A. White, Jr. Effective November 25, 1999, the Board of Directors of the Company was reduced to five directors, and three designees of PCC, Mark Donegan, William
C. McCormick and William D. Larsson, were appointed to fill the vacancies on the Board. Until the consummation of the Merger, the Company will have two directors, David P. Gruber and Warner S. Fletcher, who were directors of the Company as of the date of the Merger Agreement. See "Terms of the Merger--Board of Directors."

         Effective as of December 1, 1999, the Company sold its large cast parts operations located in Groton, Connecticut to DONCASTERS, Inc. in accordance with the terms of the Agreement Containing Consent Orders. The Company's titanium casting operations located in Albany, Oregon are being held separately until a buyer acceptable to the FTC is found.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND REASONS FOR THE MERGER

         At a meeting of the Company's Board of Directors held on May 15, 1999, prior to the commencement and consummation of the Offer, the Board (all of whose members were unaffiliated with PCC and the Purchaser on that date) determined that the Merger was fair to and in the best interests of the Company and its stockholders, unanimously approved and declared the advisability of the Merger Agreement and the transactions contemplated thereby and unanimously voted to recommend that the Company's stockholders tender their Shares pursuant to the Offer and approve the Merger Agreement.

         In reaching its determination regarding the transactions contemplated by the Merger Agreement, the Company's Board of Directors considered a number of factors, including, without limitation, the following:

                  (1) The Company's business, assets, management, strategic objectives, competitive position and prospects.

                  (2) The Company's historical financial information and projected financial results, including those set forth in the strategic plans developed annually by the Company and management's most recent projections.

                  (3) Historical market prices and trading information with respect to the Shares and a comparison of these market prices and trading information with those of selected publicly-held companies of similar sizes operating in industries similar to that of the Company and the various price to earning multiples at which the Shares and the securities of these other companies trade.

                  (4) A financial analysis of the valuation of the Company under various methodologies, including a discounted cash flow analysis, a leveraged buy-out analysis, and pro forma merger analysis.

                  (5) The then current ownership of the Shares.

                  (6) The prices and forms of consideration paid in selected recent comparable acquisition transactions, and the fact that the price to be paid under the Merger Agreement to holders of the Shares compares favorably to the prices paid in other recent acquisition transactions of comparable size.

                  (7) The fact that the $20.00 per Share price paid in the Offer and to be paid in the Merger represents (A) a premium of 50.9% over $13.25, the closing price of the Shares on the New York Stock Exchange ("NYSE") on May 14, 1999, (B) a premium of 102.6% over $9.875, the 60 day average of the closing price of the Shares as of May 14, 1999, and
         (C) a premium of

         127.0% over $8.8125, the closing price of the Shares on March 16, 1999, the date prior to the meeting of the Board of Directors at which pursuit of strategic alternatives was authorized, and the fact that these premiums compare favorably to premiums paid in other recent acquisition transactions of comparable size.

                  (8) The terms and conditions of the Merger Agreement, including the "all cash" nature of the transaction and the facts that
         (A) the Offer and Merger are not subject to a financing condition, (B) PCC and the Purchaser agreed that Shares not purchased in the Offer will receive pursuant to the Merger the same form and amount of consideration as the Shares purchased in the Offer, and (C) the Company, under certain circumstances and subject to certain conditions (including the payment of the Liquidated Amount) may terminate the Merger Agreement in order to execute an agreement with a third party providing for the acquisition of the Company on terms more favorable to the Company's stockholders than the Offer and the Merger.

                  (9) The strategic alternatives to the Merger and the Offer that might be available to the Company, including (A) maintaining its existing business strategy, either alone or in conjunction with a large stock repurchase program, (B) a leveraged buy-out or a leveraged recapitalization transaction, and (C) pursuing a large acquisition which would, among other things, reduce the Company's reliance on the aerospace industry and increase its presence in Europe.

                  (10) The opinion of Goldman Sachs, delivered to the Company's Board of Directors on May 17, 1999, that as of such date, and based upon and subject to various considerations set forth therein, the consideration to be received by the Company's stockholders in the Offer and the Merger was fair from a financial point of view to such stockholders (a copy of such opinion is attached hereto as APPENDIX B and is incorporated herein by reference).

         In view of the wide variety of factors considered by the Company's Board of Directors, the Board did not find it practicable to, and did not, assign relative weights to the factors set forth above. Rather, the Company's Board of Directors reached its determination based on the totality of the circumstances and the advice presented to it by its financial and legal advisors.

         In analyzing the Offer and the Merger, the Company's management and Board of Directors were assisted and advised by representatives of Goldman Sachs and the Company's counsel, who reviewed various financial, legal and other considerations in addition to the terms of the Merger Agreement.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE MERGER IS IN THE BEST INTERESTS OF THE STOCKHOLDERS OF THE COMPANY AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT.

OPINION OF FINANCIAL ADVISOR

         On May 17, 1999, Goldman Sachs delivered its written opinion to the Board of Directors of the Company that, as of the date of such opinion, the $20 per Share in cash to be received by holders of Shares in the Offer and the Merger was fair from a financial point of view to such holders.

         THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS, DATED MAY 17, 1999, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX B AND IS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. YOU SHOULD READ THE OPINION IN ITS ENTIRETY.

         In connection with its opinion, Goldman Sachs reviewed, among other things,

            -     the Merger Agreement;

            - annual reports to stockholders and annual reports on Form 10-K of the Company for the five fiscal years ended May 31, 1998;

            - interim reports to stockholders and quarterly reports on Form 10-Q of the Company;

            -     other communications from the Company to its stockholders; and

            - internal financial analyses and forecasts for the Company prepared by its management.

         Goldman Sachs also held discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. In addition, Goldman Sachs:

            - reviewed the reported price and trading activity for the Shares;

            - compared financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded;

            - reviewed the financial terms of certain recent business combinations in the aerospace components industry specifically and in other industries generally; and

            - performed other studies and analyses Goldman Sachs considered appropriate.

         Goldman Sachs relied upon the accuracy and completeness of all of the financial and other information reviewed by it and assumed such accuracy and completeness for purposes of rendering its opinion. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and was not furnished with any such evaluation or appraisal. The advisory services and opinion of Goldman Sachs were provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated by the Merger Agreement, and the opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to the Merger.

         The following is a summary of certain of the financial analyses used by Goldman Sachs in connection with providing its opinion to the Company's Board of Directors on May 18, 1999.

         THE FOLLOWING SUMMARIES OF FINANCIAL ANALYSES INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. YOU SHOULD READ THESE TABLES TOGETHER WITH THE TEXT OF EACH SUMMARY.

                  (i) HISTORICAL STOCK TRADING ANALYSIS. Goldman Sachs reviewed the historical trading prices and volumes for the Shares. In addition, Goldman Sachs analyzed the $20.00 per Share consideration to be received by holders of the Company's common stock pursuant to the Offer and the Merger, in relation to the market price of the Company's common stock at specific dates. This analysis indicated that per Share consideration of $20.00 would represent the following premiums to recent market prices:




                     Recent Prices                        Premium
                     -------------                        -------
                     Market price as                       50.9%
                     of May 14, 1999

                     Market price as                       127.0%
                     of March 16, 1998

                     Average for the                       102.6%
                     60 day period prior
                     to May 14, 1999


                  (ii) DISCOUNTED CASH FLOW ANALYSIS. Goldman Sachs performed a discounted cash flow analysis under the following two scenarios: (a) using the Company management's projections (the "Base Case") and (b) using the Company management's projections, assuming flat earnings before interest, taxes, depreciation and amortization, or EBITDA, margins of 13.8% in the years 2000-2004 (the "Flat Margin Case"). Goldman Sachs calculated a net present value of free cash flows for the years 1999 through 2004 using discount rates ranging from 11% to 15%, discounted to the beginning of fiscal year 2000. Goldman Sachs calculated the Company's terminal values in the year 2004 based on multiples ranging from 5x EBITDA to 8x EBITDA. The terminal values were then discounted to present value using discount rates from 11% to 15%. The implied per Share values derived from such analysis, which ranged from $14.69 to $25.03 in the Base Case and from $11.48 to $20.14 in the Flat Margin Case, are set forth in the chart below.


                                    Base Case                      Flat Margin Case

                                  Discount Rate                     Discount Rate
                                  -------------                     -------------
                        11.0%      13.0%       15.0%     11.0%     13.0%         15.0%
                        -----      -----       -----     -----     -----         -----
Terminal         5.0 x  $17.41     $15.99      $14.69    $13.80    $12.58        $11.48
Value            6.0 x  $19.94     $18.23      $16.87    $16.07    $14.65        $13.38
Multiple         7.0 x  $22.53     $20.71      $18.98    $18.15    $16.64        $15.27
of EBITDA        8.0 x  $25.03     $23.08      $21.21    $20.14    $18.39        $17.08


                  (iii) SELECTED COMPANIES ANALYSIS. In order to assess how the public market values shares of similar publicly-traded companies, Goldman Sachs reviewed and compared selected financial information for the Company to corresponding financial information, ratios and public market multiples for the following nine publicly-traded aerospace subsystems companies:

            -      BF Goodrich Co.;

            -      Crane Co.;

            -      Cordant Technologies Inc.;

            -      Curtiss-Wright Corporation;

            -      Doncasters plc;

            -      Howmet International Inc.;

            -      Hexcel Corporation;

            -      Ladish Inc.; and

            -      Precision Castparts Corp.

                   and for the following four publicly-traded specialty metals companies:

            -      Allegheny Teledyne Incorporated;

            -      Carpenter Technology Corporation;

            -      Rti International Metals Inc.; and

            -      Titanium Metals Corporation, Inc.

                  The selected companies were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to the Company. The multiples and ratios were calculated using the closing price for the common stock of the Company and each of the selected companies on May 12, 1999 and, except as otherwise indicated below, were based on the most recent publicly available information. Goldman Sachs' analyses of the selected companies compared the following to the results for the
Company:

            - closing share price on May 12, 1999 as a percentage of 52-week high share price;

            - levered market capitalization, which is the market value of common equity PLUS the book value of debt LESS the book amount of cash, as a multiple of latest 12 months sales;

            - levered market capitalization as a multiple of latest 12 months EBITDA;

            - levered market capitalization as a multiple of latest 12 months earnings before interest and taxation, or EBIT;

            - multiple of price to estimated calendar year 1999 and 2000 earnings, or P/E Multiples (estimated by Institutional Brokers Estimate System, or IBES);

            - IBES estimated five year annualized growth rate of earnings per share;

            - ratio of 1999 P/E Multiple to IBES estimated five year growth rate of earnings per share; and

            - ratio of net debt to total capitalization, expressed as a percentage.

         The results of these analyses are summarized as follows:


                                            Selected Publicly-Traded
                                                    Aerospace                  Selected Publicly-Traded
                                              Subsystems Companies            Specialty Metal Companies
                                              --------------------            -------------------------

                                         Range        Median    Mean          Range         Median     Mean    Company
                                         -----        ------    ----          -----         ------     ----    -------
May 12, 1999 Closing                  38.6%-100%      72.8%     69.3%      29.2%-87.1%      56.4%     57.3%     60.6%
Share Price as a Percentage
of 52-Week High Share
Price

Levered Market                        0.4x - 1.3x      1.1x     1.0x       0.8x - 1.2x       1.0x      1.0x     0.7x
Capitalization as a Multiple
of Latest 12 Month Sales

Levered Market                        2.8x - 8.5x      6.7x     6.1x       4.0x - 8.4x       4.9x      5.6x     6.0x
Capitalization as a Multiple
of Latest 12 Month
EBITDA

Levered Market                       4.0x - 10.7x      8.9x     8.1x       4.5x - 10.3x      6.7x      7.1x     8.5x
Capitalization as a Multiple
of Latest 12 Month EBIT

IBES 1999 P/E Multiple               6.3x - 14.0x     11.6x     11.0x     10.8x - 15.1x     13.6x     13.2x     10.0x

IBES 2000 P/E Multiple               4.9x - 12.5x      9.9x     9.5x       8.8x - 11.3x     10.7x     10.4x     9.3x

IBES Estimated 5-Year                8.0% - 17.7%     13.8%     13.4%      1.0% - 15.0%     13.9%     13.2%     8.0%
Annualized Growth Rate of
Earnings per Share

Ratio of IBES 1999 P/E                0.5x- 1.2x       0.8x     0.8x       0.7x - 1.2x       0.9x      0.9x     1.3x
Multiple to IBES Estimated
5-Year Annualized Growth
Rate of Earnings per Share

Ratio of Net Debt to Total          (11.7)% - 72.6%   38.6%     32.9%      7.6% - 44.2%     31.9%     28.9%     27.5%
Capitalization


                  (iv) SELECTED TRANSACTIONS ANALYSIS. Goldman Sachs compared certain information for 23 selected transactions in the aerospace industry that were announced since 1996 to similar information for the proposed Merger, including:

            -     aggregate consideration as a multiple of last 12 months sales;

            -     aggregate consideration as a multiple of last 12 months EBIT;

            -     aggregate consideration as a multiple of last 12 months
                  EBITDA;

            -     aggregate consideration as a multiple of next year sales; and

            -     aggregate consideration as a multiple of next year EBIT.

                  The results of the analyses are summarized as follows:


                                          Selected Transactions in
                                      the Aerospace Components Industry
                                      ---------------------------------
                 Ratio/Multiple                            Median               Company
                 --------------                            ------               -------

Aggregate Consideration as a Multiple of                    1.3x                 0.99x
Last 12 Months Sales

Aggregate Consideration as a Multiple of                    11.1x                16.0x
Last 12 Months EBIT

Aggregate Consideration as a Multiple of                    9.3x                 10.5x
Last 12 Months EBITDA

Aggregate Consideration as a Multiple of                    1.3x                 1.12x*
Next Year Sales

Aggregate Consideration as a Multiple of                    9.4x                 11.2*
Next Year EBIT


----------

*  Fiscal year 2000 estimate, using Base Case.

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the contemplated Merger.

         The analyses were prepared solely for purposes of providing an opinion to the Board of Directors of the Company as to the fairness from a financial point of view of the consideration to be received by holders of Shares in the Offer and the Merger. The analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, PCC, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

         As described above, Goldman Sachs' opinion to the Board of Directors of the Company was one of many factors taken into consideration by the Board of Directors of the Company in making its determination to approve the Offer and the Merger. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs and is qualified by reference to the opinion of Goldman Sachs set forth in APPENDIX B hereto.

         Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with the Company having provided certain investment banking services to the Company from time to time, including having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger Agreement. Goldman Sachs also has provided investment banking services to PCC from time to time, including having acted as managing underwriter of a public offering of $150,000,000 aggregate principal amount of 6 1/8% Senior Notes of PCC due December 15, 2007 in December 1997, and may provide investment banking services to PCC and its subsidiaries in the future. Goldman Sachs provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of the Company or PCC for its own account and for the accounts of customers.

         Pursuant to a letter agreement dated May 13, 1998, as amended on April 5, 1999, the Company engaged Goldman Sachs to act as its financial advisor in connection with the possible sale of all or a portion of the Company. Pursuant to the terms of this letter agreement, as amended, the Company paid Goldman Sachs a transaction fee of $8,858,156 upon completion of the Offer. The Company also has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

STRUCTURE OF THE MERGER

         In the Merger, each Share issued and outstanding immediately prior to the Effective Time, other than Shares held by the Company, its subsidiaries, the Purchaser and dissenting stockholders who perfect their appraisal rights, will be cancelled and retired and be converted into the right to receive the Merger Consideration.

         The acquisition of Shares is structured as a cash merger with the Company as the Surviving Corporation to ensure that PCC will acquire the outstanding ownership of the Company from all public stockholders and at the same time not materially disrupt the Company's operations.

METHOD OF ACCOUNTING

         The Merger will be accounted for under the purchase method of accounting.

AMENDMENT AND TERMINATION OF SHAREHOLDER RIGHTS AGREEMENT

         Prior to the execution of the Merger Agreement, the Board of Directors of the Company amended the Rights Agreement (i) so that neither the execution nor the delivery of the Merger Agreement would trigger or otherwise affect any rights or obligations under the Rights Agreement, including causing the occurrence of a "Distribution Date" or "Stock Acquisition Date" (both as defined in the Rights Agreement) and (ii) to terminate the Rights Agreement immediately upon the Effective Time.

CERTAIN EFFECTS OF THE MERGER

         If the Merger is consummated, holders of Shares will not have an opportunity to continue their equity interest in the Surviving Corporation as an ongoing corporation and, therefore, will not have the opportunity to share in its future earnings, dividends or growth, if any. At the Effective Time, all of the outstanding Shares will be held by PCC.

CONDUCT OF BUSINESS FOLLOWING THE MERGER

         Following consummation of the Merger, the Company will be a wholly owned subsidiary of PCC. To the Company's knowledge, PCC has no definitive plans to make material changes in the business or operations of the Company and intends to continue to operate the Company under the name Wyman-Gordon Company. Based on its review of the operations of the Company following the Merger, however, PCC may make changes to the Company's assets, capitalization, organizational structure and management.

EXECUTIVE SEVERANCE AGREEMENTS

         The Company has entered into executive severance agreements with the following officers of the Company: David P. Gruber, J. Douglas Whelan, Sanjay N. Shah, J. Stewart Smith, Colin Stead, Wallace F. Whitney, Jr., Frank J. Zugel, David J. Sulzbach and William T. McGovern. Each severance agreement provides that in the event of the Qualifying Termination (as defined in the agreement) of the officer's employment within three years following a change in control (as defined in the agreement) of the Company, the officer is entitled to the following severance benefits: (i) a payment equal to a maximum of 250% of the officer's total annual compensation (as defined in the agreement); (ii) continuation of medical, accident, disability, life and any other insurance coverages for up to 24 months following termination; (iii) accelerated vesting of existing options and stock appreciation rights; and (iv) two years of additional accrual under the Company's Supplemental Retirement Plan for Senior Executives. No benefits are payable under the severance agreements in the event of the officer's termination for cause, in the event of retirement, disability or death or in cases of voluntary termination in circumstances other than those specified in the agreements that would entitle an officer to benefits. The consummation of the transactions contemplated by the Merger Agreement constitutes a change in control under each officer's severance agreement. The following events, among others, are deemed "Qualifying Terminations" under each officer's severance agreement that would entitle him to receive severance benefits: (i) a change in the officer's status or position with the Company that, in the officer's reasonable judgment, represents an adverse change from his status or position in effect immediately before the change of control; (ii) the assignment to the officer of any duties or responsibilities that, in his reasonable judgment, are inconsistent with his status or position in effect immediately before the change of control; (iii) the layoff or involuntary termination of the officer's employment, except in connection with the termination of the officer's employment for cause (as defined in the agreement) or as a result of his death, retirement or disability (as defined in the agreement); (iv) a reduction by the Company in the officer's total compensation as in effect at the time of the change of control or as the same may be increased from time to time; (v) the failure by the Company to continue in effect any Plan (as defined in the agreement) in which the officer is participating at the time of the change of control; (vi) any action or inaction by the Company that would adversely affect the officer's continued participation in any Plan (as defined in the agreement) on at least as favorable a basis as was the case at the time of the change of control, or that would materially reduce the officer's benefits in the future under the Plan (as defined in the agreement) or deprive him of any material benefits that he enjoyed at the time of the change of control, except to the extent that such action or inaction by the Company is required by the terms of the Plan (as defined in the agreement) as in effect immediately before the change of control, or is necessary to comply with applicable law or to preserve the qualification of the Plan under Section 401(a) of the Code, and except to the extent that the Company provides the officer with substantially equivalent benefits; (vii) the Company's failure to obtain the express assumption of the agreement by any successor to the Company as provided in the agreement; (viii) any material violation by the Company of any agreement between it and the officer; and (ix) the failure by the Company, without the officer's consent, to pay him any portion of his current compensation, or to pay him any portion of any deferred compensation, within 30 days of the date the officer notifies the Company that such compensation is due. The severance agreements also provide that in the event the receipt of the severance payments causes the officer to become subject to the 20 percent excise tax imposed by
Section 280G of the Code, the severance payments will be reduced to a level at which no excise tax will be imposed only if the officer's net after-tax benefit is greater with the reduction. The officer's severance payments will not be reduced if the officer's net after-tax benefit is greater without the reduction. In this case, the Company's tax deductions with respect to the officer's severance benefit will be limited to an amount that does not exceed the officer's average taxable compensation in the last five years.

         As a result of the Purchaser's acceptance and payment for shares pursuant to the Offer, the performance shares and options set forth in the following table held by the officers became fully vested.


                                                  NUMBER OF           NUMBER OF         OPTION SHARES
NAME                                        PERFORMANCE SHARES     OPTION SHARES        EXERCISE PRICE($)
----                                        ------------------     -------------        -----------------

David P. Gruber.......................            5,700                 29,250                16.625
J. Douglas Whelan.....................            3,800                 19,750                16.625
William T. McGovern...................               --                 15,000                 9.875
Sanjay N. Shah........................            2,800                 14,625                16.625
J. Stewart Smith......................            1,820                 11,539                 16.75
Colin Stead...........................            1,820                 11,539                 16.75
David J. Sulzbach.....................            1,820                 11,539                 16.75
Wallace F. Whitney, Jr. ..............            2,800                 14,625                16.625
Frank J. Zugel........................            3,800                 19,750                16.625


                               THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE SPECIAL MEETING

         The Special Meeting will be held at ____________________, on ________, 2000, at _____ a.m., local time.

PURPOSE OF THE SPECIAL MEETING

         At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to approve the Merger Agreement. The Merger Agreement provides for the merger of the Purchaser with and into the Company, with the Company being the Surviving Corporation. See "The Merger and Related Transactions."

RECORD DATE AND VOTING POWER

         The Board of Directors of the Company has fixed the close of business on December __, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 35,986,392 outstanding Shares held by approximately ___ holders of record. The Shares constitute the Company's only outstanding class of stock. Stockholders of record on the Record Date will be entitled to one vote per Share on any matter that properly comes before the Special Meeting and any adjournment or postponement thereof.

QUORUM AND VOTE REQUIRED

         Massachusetts law and the Company's Restated Articles of Organization and Amended and Restated Bylaws require (i) the presence, in person or by duly executed proxy, of the holders of a majority of the Shares outstanding and entitled to vote to constitute a quorum and (ii) the affirmative vote of the holders of two-thirds of the Shares outstanding and entitled to vote to approve the Merger Agreement. For purposes only of determining the presence or absence of a quorum for the transaction of business, the Company intends to count abstentions and broker non-votes as present at the Special Meeting. Abstentions and broker non-votes are not counted as favorable votes and, therefore, have the same effect as a vote against the proposal. Broker non-votes are proxies from brokers or other nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

         The Purchaser owns 35,385,078, or approximately 98.33%, of the outstanding Shares and intends to vote all of its Shares in favor of the Merger Agreement. Accordingly, approval of the Merger Agreement is assured without the vote of any other stockholder.

PROXIES, VOTING AND REVOCATION

         Shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting, and at any adjournments or postponements thereof, in accordance with the instructions on the proxies. IF A PROXY IS DULY EXECUTED AND SUBMITTED WITHOUT INSTRUCTIONS, THE SHARES WILL BE VOTED "FOR" APPROVAL OF THE MERGER AGREEMENT. PROXIES ARE BEING SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

         A proxy may be revoked at any time before it is voted. Proxies may be revoked by the person who executed it at or before the Special Meeting by: (i) delivering to the Clerk of the Company a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy and delivering it to the Clerk; or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to Wyman-Gordon Company, 244 Worcester Street, P.O. Box 8001, North Grafton, Massachusetts 01536-8001, Attention: Clerk.

SOLICITATION OF PROXIES AND EXPENSES

         The Company will bear the entire cost of solicitation of proxies from its stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names Shares beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

                               TERMS OF THE MERGER

         THE TERMS OF AND CONDITIONS TO THE MERGER ARE CONTAINED IN THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND INCORPORATED HEREIN BY REFERENCE. SET FORTH BELOW IS A DESCRIPTION OF THE MATERIAL TERMS AND CONDITIONS OF THE MERGER. THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY, AND MADE SUBJECT TO, THE MORE COMPLETE INFORMATION SET FORTH IN THE MERGER AGREEMENT.

EFFECTIVE TIME

         If the Merger Agreement is adopted by the requisite vote of the holders of Shares and the other conditions to the Merger are satisfied, the Merger will be consummated and become effective on the date on which Articles of Merger are examined by, and receive the endorsed approval of, the Secretary of State of the Commonwealth of Massachusetts. The Company is required to file the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts as promptly as practicable after all of the conditions to the Merger have been satisfied. Under the terms of the Merger Agreement, the closing of the Merger (the "Closing") will take place at such time and on a date to be specified by PCC, the Purchaser and the Company (the "Closing Date"), which, pursuant to the Merger Agreement, will be no later than the second business day after satisfaction of all of the conditions to the Merger, or as otherwise agreed to by the parties.

CONVERSION OF SHARES PURSUANT TO THE MERGER

         At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time, other than Shares held by the Company, its subsidiaries, the Purchaser and dissenting stockholders who perfect their appraisal rights, will be converted into the right to receive the Merger Consideration.

EXCHANGE OF CERTIFICATES

         The Purchaser has designated The Bank of New York to act as Paying Agent in the Merger. Promptly after the Effective Time, the Paying Agent will mail to each record holder of an outstanding certificate or certificates which immediately prior to the Effective Time represented Shares (each, a "Certificate"), whose Shares were converted into the right to receive the Merger Consideration, a letter of transmittal (which will specify that delivery will be effected and risk of loss and title to Certificates will pass, only upon proper delivery of the Certificate to the Paying Agent) and instructions for use thereof in effecting the surrender of a Certificate for payment therefor. STOCKHOLDERS ARE URGED NOT TO SURRENDER THEIR CERTIFICATES UNTIL SUCH LETTER OF TRANSMITTAL AND INSTRUCTIONS ARE RECEIVED.

         Upon the surrender to the Paying Agent of a Certificate, together with the duly executed letter of transmittal and any other required documents, and subject to any required withholding of taxes, the holder of such Certificate will be paid the Merger Consideration for each Share previously represented by such Certificate, and the Certificate will then be cancelled.

         No interest will be paid or accrued on the cash payable upon the surrender of a Certificate. If payment is to be made to a holder other than the registered holder of the Certificate surrendered, it will be a condition of payment that the Certificate so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange pay transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered in accordance with the aforementioned provisions, each Certificate will, after the Effective Time, represent solely the right to receive the Merger Consideration.

         After the Effective Time, there will be no transfers on the stock books of the Company. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent, they will be cancelled and exchanged for the Merger Consideration, without interest. However, no holder of a Certificate will have any greater rights against the Surviving Corporation than may be accorded to general creditors of the Surviving Corporation under applicable law.

CONDITIONS TO THE MERGER

         The Merger Agreement provides that the obligations of the Company, PCC and the Purchaser to effect the Merger are subject to the fulfillment or waiver, at or prior to the Closing Date, of each of the following conditions: (i) the Merger Agreement and the transactions contemplated thereby shall have been approved and adopted by the affirmative vote of the stockholders of the Company to the extent required by the MGL and the Restated Articles of Organization of the Company; (ii) any waiting period (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated; (iii) all necessary approvals, authorizations and consents of any governmental or regulatory entity required to consummate the Merger shall have been obtained and remain in full force and effect, and all waiting periods relating to such approvals, authorizations and consents shall have expired or been terminated, except where such failure would not have a material adverse effect on either the Company or PCC, as the case may be, or would not be reasonably likely to affect adversely the ability of the Company or the Purchaser, as the case may be, to consummate the Merger; (iv) no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (A) make the consummation of the Merger illegal, or (B) otherwise restrict, prevent or prohibit the consummation of the Merger; and (v) PCC, the Purchaser or their affiliates shall have purchased Shares pursuant to the Offer.

TERMINATION OF THE MERGER AGREEMENT

         The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after stockholder approval thereof: (i) by the mutual written consent of PCC or the Purchaser and the Company; (ii) by either of the Company or PCC or the Purchaser, if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the acceptance for payment of, or payment for, Shares pursuant to the Merger; or
(iii) by the Company (A) in connection with entering into a definitive agreement to effect a Superior Proposal in accordance with the provisions of the Merger Agreement or (B) subject to certain conditions, PCC or Purchaser shall have breached in any material respect any of their respective representations, warranties, covenants or other agreements contained in the Merger Agreement. The Merger Agreement further provides that (x) in the event of the termination of the Merger Agreement, the Merger Agreement shall forthwith become null and void and have no effect, without any liability on the part of any party thereto or its affiliates, trustees, directors, officers or stockholders and all rights and obligations of PCC, the Purchaser or the Company, shall cease except for certain agreements as set forth in the Merger Agreement; provided, however, that nothing in the Merger Agreement shall relieve any party from liability for any fraud or willful breach of the Merger Agreement, and (y) if the Company terminates the Merger Agreement under certain conditions, then the Company shall concurrently pay to PCC the Liquidated Amount. See "--Expenses; Liquidated Amount." The affirmative vote of a majority of the Independent Directors is required to cause the Company to terminate the Merger Agreement. See "--Board of Directors."

BOARD OF DIRECTORS

         The Merger Agreement provides that, promptly upon the purchase of Shares pursuant to the Offer, PCC shall be entitled to designate such number of directors, rounded up to the next whole number, on the Company's Board of Directors as is equal to the product of (a) the total number of directors on the Company's Board of Directors (after giving effect to the directors designated by PCC pursuant to this sentence) and (b) the percentage that the total votes represented by such number of Shares in the election of directors of the Company so purchased bears to the total votes represented by the number of Shares outstanding. In furtherance thereof, the Company agreed, upon request by PCC, to promptly increase the size of the Company's Board of Directors and/or exercise its commercially reasonable best efforts to secure the resignations of such number of its directors as necessary to enable PCC's designees to be elected to the Company's Board of Directors and shall take all actions to cause PCC's designees to be so elected to the Company's Board of Directors. At such time, the Company also agreed to cause persons designated by PCC to constitute at least the same percentage (rounded up to the next whole number) as is on the Company's Board of Directors of (i) each committee of the Company's Board of Directors, (ii) each board of directors (or similar body) of each subsidiary of the Company and (iii) each committee (or similar body) of each such board. The foregoing provisions are in addition to and shall not limit any rights which the Purchaser, PCC or any of their affiliates may have as a holder or beneficial owner of Shares as a matter of law with respect to the election of directors or otherwise. In the event that PCC's designees are elected to the Company's Board of Directors, until the Effective Time, the Company's Board of Directors shall have at least two Independent Directors; provided that, in such event, if the number of Independent Directors shall be reduced below two for any reason whatsoever, the remaining Independent Director shall be entitled to designate the person to fill such vacancy who shall be deemed to be an Independent Director for purposes of the Merger Agreement or, if no Independent Director then remains, the other directors shall designate two persons to fill such vacancies who shall not be stockholders, affiliates or associates of PCC or the Purchaser and such persons shall be deemed to be Independent Directors for purposes of the Merger Agreement.

         In accordance with the foregoing, on November 25, 1999, eight individuals resigned from the Company's Board of Directors and the size of the Board of Directors was reduced to five directors. Effective November 25, 1999, PCC designated three individuals to fill the vacancies. See "The Merger and Related Transactions--Background of the Merger." The two Independent Directors on the Company's Board are David P. Gruber and Warner S. Fletcher. Prior to the Effective Time, the affirmative vote of a majority of the Independent Directors is required in addition to any other applicable requirement to (a) amend the Merger Agreement in any material respect in a manner adverse to any stockholder of the Company or any intended third-party beneficiary of the Merger Agreement, (b) terminate the Merger Agreement by the Company, (c) exercise or waive any of the Company's material rights, benefits or remedies under the Merger Agreement, or (d) extend the time for performance of PCC's or the Purchaser's respective obligations under the Merger Agreement.

PROHIBITION OF SOLICITATIONS

         The Company agreed that it shall not, and shall not authorize or permit any of its officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes an Acquisition Proposal (as defined below), or (ii) participate in any discussions or negotiations regarding an Acquisition Proposal; provided, however, that if the Company's Board of Directors determines in good faith, after consultation with counsel, that such action is necessary to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company, in response to an Acquisition Proposal and subject to certain other conditions as set forth in the Merger Agreement, may (A) furnish non-public information with respect to the Company to the person who made such Acquisition Proposal pursuant to a confidentiality agreement on terms no more favorable to such person than the confidentiality agreement between PCC and the Company dated March 26, 1999 (the "Confidentiality Agreement"); provided that such confidentiality agreement need not include the same standstill provisions as those contained in the Confidentiality Agreement, it being understood that if there are no standstill provisions in such confidentiality agreement or if such provisions are more favorable to the person who made such Acquisition Proposal than those in the Confidentiality Agreement, the Confidentiality Agreement shall be deemed amended to exclude the existing standstill provision or include such more favorable provisions, as the case may be, and (B) participate in negotiations regarding such Acquisition Proposal. In addition, the Company has agreed that its Board of Directors shall not (i) withdraw or modify in a manner adverse to PCC or the Purchaser its approval or recommendation of the Merger Agreement or the Merger,
(ii) approve or recommend an Acquisition Proposal to its stockholders or (iii) cause the Company to enter into any definitive acquisition agreement with respect to an Acquisition Proposal, unless the Company's Board of Directors (A) shall have determined in good faith, after consultation with counsel, that the Acquisition Proposal is a Superior Proposal (as defined below) and such action is necessary to comply with its fiduciary duties to the Company's stockholders under applicable law and (B) in the case of clause (iii) above, complies with certain other provisions of the Merger Agreement. The Merger Agreement further provides that the Company will within 24 hours notify PCC of its receipt of an Acquisition Proposal; provided that, subject to certain conditions as set forth in the Merger Agreement, the Company has no duty to notify or update PCC or the Purchaser on the status of discussions or negotiations (including the status of such Acquisition Proposal or any amendments or proposed amendments thereto) between the Company and the person making the Acquisition Proposal.

         For purposes of the preceding paragraph, the Merger Agreement provides the following definitions of the indicated terms:

                  "Acquisition Proposal" means any proposed or actual (i) acquisition, merger, consolidation or similar transaction involving the Company, (ii) sale, lease or other disposition, directly or indirectly, by merger, consolidation, share exchange or otherwise, of any assets of the Company or the Company's subsidiaries representing 15% or more of the consolidated assets of the Company and the Company's subsidiaries,
         (iii) issue, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 15% or more of the votes associated with the outstanding securities of the Company, (iv) transaction in which any person shall acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or the right to acquire beneficial ownership, or any "group" (as such term is defined under the Exchange
         Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of the outstanding Shares,
         (v) recapitalization, restructuring, liquidation, dissolution or other similar type of transaction with respect to the Company or (vi) transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term "Acquisition Proposal" shall not include the Offer, the Merger and the other transactions contemplated by the Merger Agreement.

                  "Superior Proposal" means a bona fide Acquisition Proposal to acquire two-thirds or more of the Shares then outstanding or all or substantially all of the assets of the

         Company and the Company's subsidiaries on terms which the Company's Board of Directors determines in its good faith judgment (after consultation with Goldman Sachs or another financial advisor of nationally recognized reputation) to be more favorable to the Company's stockholders than the Offer and the Merger.

EXPENSES; LIQUIDATED AMOUNT

         Except as otherwise provided in the Merger Agreement, whether or not the Merger is consummated, all fees, costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees, costs or expenses. The Merger Agreement provides that if the Merger Agreement is terminated under certain limited circumstances, PCC may be entitled to receive a liquidated amount of $25,000,000 from the Company.

TREATMENT OF STOCK OPTIONS

         The Merger Agreement provides that each stock option and stock appreciation right under any of the Company's Executive Long-Term Incentive Plan; the 1991 Long-Term Incentive Plan; the 1995 Long-Term Incentive Plan; the 1997 Long-Term Incentive Plan; or the Non-Employee Director Stock Option Plan (collectively, the "Stock Option Plans"), which was outstanding immediately prior to the date on which the Purchaser accepted for payment Shares pursuant to the Offer (the "Acceptance Date") whether or not then exercisable, which had not been exercised or canceled prior thereto was entitled to receive a cash payment from PCC equal to the product of (x) the excess, if any, of the offer price of $20.00 over the per Share exercise price of such stock option and (y) the number of Shares subject to such stock option, which cash payment shall be treated as compensation and shall be net of any applicable federal or state withholding tax. All such payments were made by PCC to the holders of such stock options and stock appreciation rights on or prior to November 26, 1999. In addition, the Company agreed to take all actions necessary to ensure that (i) all options and stock appreciation rights, to the extent not exercised prior to the Acceptance Date, were terminated and canceled as of the Acceptance Date and thereafter were of no further force or effect, (ii) no options or stock appreciation rights were granted after the date of the Merger Agreement, and (iii) as of the Acceptance Date, the Stock Option Plans and all options and stock appreciation rights issued thereunder were terminated.

TERMINATION OF EMPLOYEE STOCK PURCHASE PLAN

         Pursuant to the Merger Agreement, (i) the current offering period under the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan") was terminated as of May 17, 1999, (ii) each participant in the Stock Purchase Plan on May 17, 1999 was deemed to have exercised his or her Option (as defined in the Stock Purchase Plan) on such date and acquired from the Company (A) such number of whole Shares as his or her accumulated payroll deductions on such date could purchase at the Option Price (as defined in the Stock Purchase Plan) (treating May 14, 1999 as the "Exercise Date" for all purposes of the Stock Purchase Plan) and (B) cash in the amount of any remaining balance in such participant's account, and (iii) the Stock Purchase Plan was terminated as of May 17, 1999.

CERTAIN EMPLOYEE BENEFITS

         The Merger Agreement provides that (i) after the Closing, PCC shall cause the Surviving Corporation to honor all obligations under (A) the existing terms of the employment and severance agreements to which the Company or any subsidiary of the Company is presently a party, except as may otherwise be agreed to by the parties thereto, and (B) the Company's general severance policy and any general severance policy of any subsidiary of the Company. In addition, for a period of six months following the Effective Time (the "Transition Period"), employees of the Surviving Corporation will continue to participate in the Company's benefit plans (other than deferred compensation plans, stock option plans or employee stock purchase plans or other employer stock match or other employer stock related provisions) on substantially similar terms to those currently in effect and for a period of 18 months following the expiration of the Transition Period, the Surviving Corporation's employees will be entitled to participate in employee benefit plans, the terms of which will be similar in material respects in the aggregate to the Company's benefit plans as in effect on the date of the Merger Agreement (other than deferred compensation plans, stock option plans or employee stock purchase plans or other employer stock match or other employer stock related provisions); (ii) after the closing of the Merger, PCC shall cause the Surviving Corporation to honor all obligations which accrued prior to the Effective Time under the Company's deferred compensation plans. Except as is otherwise required by the existing terms of employment and severance agreements to which the Company is presently a party, (A) future accruals may be (but are not required to be) provided for under any such plan(s) or under any similar plan(s) of the Surviving Corporation or PCC; (B) if future accruals are not provided for with respect to any current employee participant in such plan as of the Effective Time, and such person remains an employee of the Company or the Surviving Corporation or PCC, the person's continuing employment in such capacity shall be counted for purposes of vesting (but not for purposes of benefit accrual) under such plan; and (C) transfer of employment from the Company to the Surviving Corporation or to PCC or to an affiliate of PCC shall not constitute a termination of employment for purposes of payment of benefits under any such plan; and (iii) if any employee of the Company or any subsidiary of the Company becomes a participant in any employee benefit plan, practice or policy of PCC, any of its affiliates or the Surviving Corporation, such employee shall be given credit under such plan for all service prior to the Effective Time with the Company and the Company's subsidiaries and prior to the time such employee becomes such a participant, for purposes of eligibility (including, without limitation, waiting periods) and vesting but not for any other purposes for which such service is either taken into account or recognized (including, without limitation, benefit accrual); provided, however, that such employees will be given credit for such service for purposes of any vacation policy. In addition, if any employees of the Company or any subsidiary of the Company employed as of the Closing Date become covered by a medical plan of PCC, any of its affiliates or the Surviving Corporation, such medical plan shall not impose any exclusion on coverage for preexisting medical conditions with respect to these employees.

INDEMNIFICATION

         The Merger Agreement provides that (i) in the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer, employee, fiduciary or agent of the Company or any of the Company's subsidiaries (the "Indemnified Parties") is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (A) the fact that he is or was a director, officer, employee, fiduciary or agent of the Company or any of the Company's subsidiaries, or is or was serving at the request of the Company or any of the Company's subsidiaries as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, or
(B) the negotiation, execution or performance of the Merger Agreement or any of the transactions contemplated thereby, whether in any case asserted or arising before or after the Effective Time, the Company, PCC and the Purchaser agree to cooperate and use their commercially reasonable best efforts to defend against and respond thereto. In addition, the Company agreed that it shall indemnify and hold harmless, and after the Effective Time the Surviving Corporation and PCC shall indemnify and hold harmless, as and to the full extent permitted by applicable law, each Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted or arising before or after the Effective Time), (1) the Company, and the Surviving Corporation and PCC after the Effective Time, shall promptly pay reasonable expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the full extent permitted by law, (2) the Indemnified Parties may retain counsel satisfactory to them, and the Company, and the Surviving Corporation and PCC after the Effective Time, shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties within 30 days after statements therefor are received, and (3) the Company, the Surviving Corporation and PCC will use their respective commercially reasonable best efforts to assist in the vigorous defense of any such matter; provided that none of the Company, the Surviving Corporation or PCC shall be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld); and provided further that the Surviving Corporation and PCC shall have no obligation under the Merger Agreement to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification of such Indemnified Party in the manner contemplated by the Merger Agreement is prohibited by applicable law (whereupon any advances received shall be repaid to PCC or the Surviving Corporation); (ii) PCC and the Purchaser agree that all rights to indemnification existing in favor of, and all limitations on the personal liability of, the directors, officers, employees and agents of the Company and the Company's subsidiaries provided for in the Restated Articles of Organization or Amended and Restated Bylaws of the Company as in effect as of the date of the Merger Agreement with respect to matters occurring prior to the Effective Time, and including the Offer and the Merger, shall continue in full force and effect for a period of not less than six years from the Effective Time; provided, however, that all rights to indemnification in respect of any claims (each a "Claim") asserted or made within such period shall continue until the disposition of such Claim. Prior to the Effective Time, the Company has agreed to purchase an extended reporting period endorsement under the Company's existing directors' and officers' liability insurance coverage for the Company's directors and officers in a form acceptable to the Company which shall provide such directors and officers with coverage for six years following the Effective Time of not less than the existing coverage under, and have other terms not materially less favorable to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Company; and (iii) in the event that the Surviving Corporation or any of its successors or assigns (A) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation assume the obligations related to indemnification in the Merger Agreement.

REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains various customary representations and warranties of the Company relating to, among other things: (i) the Company's and the Company's subsidiaries' organization and similar corporate matters; (ii) authorization, execution, delivery, performance and validity of the Merger Agreement and related matters; (iii) the Company's and the Company's subsidiaries' capital structures; (iv) the Company's subsidiaries and other debt and equity interests and investments; (v) governmental approvals; (vi) documents filed by the Company with the Securities and Exchange Commission (the "Commission") and the accuracy of information contained therein; (vii) the absence of certain material changes or events; (viii) taxes; (ix) books and records of the Company and the Company's subsidiaries; (x) real estate properties;

(xi) employee benefit plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended; (xii) labor matters; (xiii) the opinion of the Company's financial advisor; (xiv) Year 2000 compliance; (xv) insurance; (xvi) the key customers of the Company and the Company's subsidiaries; (xvii) product quality; and (xviii) material contracts and agreements.

WAIVER AND AMENDMENT

         At any time prior to the Closing, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties under the Merger Agreement, (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and (iii) waive compliance with any of the agreements or conditions contained in the Merger Agreement. The Merger Agreement may be amended by the parties at any time, but after the Merger Agreement has been approved by the stockholders, no amendment may be made which by law requires further approval of such holders without obtaining such approval. Prior to the Effective Time, the affirmative vote of a majority of the Independent Directors is required in addition to any other applicable requirement to (a) amend the Merger Agreement in any material respect in a manner adverse to any stockholder of the Company or any intended third-party beneficiary of the Merger Agreement, (b) terminate the Merger Agreement by the Company, (c) exercise or waive any of the Company's material rights, benefits or remedies under the Merger Agreement, or (d) extend the time for performance of PCC's or the Purchaser's respective obligations under the Merger Agreement.

                                APPRAISAL RIGHTS

         Sections 85 through 98, inclusive, of Chapter 156B of the MGL (a copy of which is attached hereto as APPENDIX C) entitle any holder of Shares who files a written objection to the proposal to approve the Merger Agreement (the "Merger Proposal") before the vote to approve such proposal is taken at the Special Meeting and who does not vote in favor of the Merger Proposal to demand in writing that the Company pay to such holder in cash the fair value of such Shares (exclusive of any element of value arising from the expectation or accomplishment of the Merger).

         Any person having a beneficial interest in any Shares that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect such beneficial owner's appraisal rights, if any.

         Any stockholder of record contemplating making a demand for appraisal is urged to review carefully the provisions of Sections 85 through 98 of Chapter 156B of the MGL, particularly the procedural steps required to perfect dissenters' appraisal rights thereunder ("Appraisal Rights"). Appraisal Rights will be lost if such procedural requirements of Sections 85 through 98 are not fully satisfied.

         SET FORTH BELOW IS A SUMMARY OF THE PROCEDURES RELATING TO THE EXERCISE OF APPRAISAL RIGHTS. THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS OF SECTIONS 85 THROUGH 98, INCLUSIVE, OF CHAPTER 156B OF THE MGL AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX C HERETO AND TO ANY AMENDMENTS TO SUCH SECTIONS AS MAY BE ADOPTED AFTER THE DATE OF THIS PROXY STATEMENT.

         FILING WRITTEN OBJECTION. A stockholder who intends to exercise Appraisal Rights must deliver to the Company prior to the vote of the Company's stockholders on the Merger Proposal, a written objection to the Merger Proposal, stating that such stockholder intends to demand payment for the Shares held by the stockholder if the Merger is consummated. Such written objection should be addressed to Wyman-Gordon Company, 244 Worcester Street, P.O. Box 8001, North Grafton, Massachusetts 01420-8001, Attention: Clerk. A vote against the Merger Proposal will not satisfy the requirement that a written objection be filed with the Company. The written objection to the Merger Proposal must be in addition to and separate from any proxy or vote against the Merger Proposal.

         NO VOTE IN FAVOR OF THE MERGER PROPOSAL. Shares for which appraisal is sought must not be voted in favor of the Merger Proposal. The submission of a signed blank proxy card will serve to waive Appraisal Rights, but failure to return a proxy card or vote (or abstaining from voting) will not waive Appraisal Rights.

         NOTICE BY SURVIVING CORPORATION. Within ten days after the Effective Time, the Surviving Corporation will notify each holder of Shares who has purported to comply with the provisions of Section 86 of Chapter 156B of the MGL, and whose Shares were not voted in favor of the Merger Proposal that the Merger has become effective as provided in Section 88 thereof. The giving of such notice shall not be deemed to create any rights in the stockholder receiving the same to demand payment for such holder's Shares. The notice shall be sent by registered or certified mail, addressed to the stockholder at such stockholder's last known address as it appears on the records of the Company immediately prior to the Effective Time.

         WRITTEN DEMAND. Within 20 days after the mailing of notice by the Surviving Corporation, any dissenting stockholder who wishes to exercise Appraisal Rights must demand in writing from the Surviving Corporation payment for the fair value of such holder's Shares. Such written demand should be addressed to the Surviving Corporation, 244 Worcester Street, P.O. Box 8001, North Grafton, Massachusetts 01420-8001, Attention: Clerk. The Surviving Corporation is required to make payment of the fair value of the Shares owned by each dissenting stockholder within 30 days (the "Payment Period") after the expiration of the 20-day period during which a written demand for payment may be made. If the Surviving Corporation and such stockholder shall have agreed as to the fair value of such Shares, the Surviving Corporation shall pay to such stockholder the agreed value of such stockholder's Shares within the Payment Period.

         SETTLEMENT OR APPRAISAL. Any stockholder shall, with the Surviving Corporation's written consent, have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered in the Merger Proposal within four months after the expiration of the Payment Period. If the Surviving Corporation and any stockholder seeking appraisal have not agreed on the fair value of such holder's Shares within the Payment Period, any such stockholder who has complied with Section 86 of Chapter 156B of the MGL, or the Surviving Corporation, by filing a bill in equity with the Superior Court in Worcester County, Massachusetts (the "Court"), may demand a determination of the fair value of the Shares of all such stockholders. If no such bill is filed within such four-month period, no holder of Shares shall be entitled to Appraisal Rights. Upon the filing of any such bill, notice of the time and place fixed for a hearing will be given by the Surviving Corporation to all stockholders who have demanded payment for their Shares and with whom agreements as to the fair value of their Shares have not been reached. After the hearing on such bill, the Court will determine the stockholders who have complied with the MGL and who have become entitled to Appraisal Rights. After determining those stockholders entitled to appraisal, the Court shall appraise the Shares, determining the fair value as of the day preceding the Special Meeting and exclusive of any element of value arising from the expectation or accomplishment of the Merger. Such determination shall be binding on all such stockholders. The Company has not yet determined whether it, as the Surviving Corporation, will file such a bill in equity and, therefore, any dissenting stockholder who desires such a bill in equity to be filed is advised to file it on a timely basis.

         PAYMENT AND COSTS. When value is so determined, the Court will direct the payment by the Surviving Corporation of such value, with interest thereon, if any, as the Court determines, to the stockholders entitled to receive the same upon surrender to the Surviving Corporation by such stockholders of the Certificates representing their Shares. The cost of the appraisal proceeding (other than attorneys' and experts' fees) and the reasonable compensation and expenses of any master appointed by the Court may be apportioned in such manner as appears to the Court to be equitable; however, all costs of giving notice to the dissenting stockholders entitled to notice of the filing of such an action will be paid by the Surviving Corporation.

         EXCLUSIVE REMEDY; EXCEPTION. The MGL provides that the enforcement by a stockholder of Appraisal Rights pursuant to the procedure summarized above is such stockholder's exclusive remedy, except that this does not exclude the right of such stockholder to maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to such stockholder. In addition, under Massachusetts law, dissenting stockholders may not be limited to the statutory remedy of judicial appraisal where violations of fiduciary duty are found.

         ANY STOCKHOLDER WHO DESIRES TO EXERCISE APPRAISAL RIGHTS SHOULD CAREFULLY REVIEW THE MGL AND IS ADVISED TO CONSULT HIS OR HER LEGAL ADVISOR BEFORE EXERCISING OR ATTEMPTING TO EXERCISE SUCH RIGHTS.

                         FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material federal income tax considerations relevant to the Merger that are generally applicable to holders of Shares. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to the holders of Shares as described herein. Special tax consequences not described below may be applicable to particular classes of taxpayers, including financial institutions, broker-dealers, persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships, or foreign estates or trusts as to the United States, and holders who acquired their stock through the exercise of an employee stock option or otherwise as compensation.

         The receipt of the Merger Consideration in the Merger by holders of Shares will be a taxable transaction for federal income tax purposes. Each holder's gain or loss per Share will be equal to the difference between $20.00 and the holder's adjusted basis in that particular Share. Such gain or loss generally will be a capital gain or loss. In the case of individuals, trusts and estates, such capital gain will be subject to a maximum federal income tax rate of 20% for Shares held for more than 12 months prior to the date of disposition.

         A holder of Shares may be subject to backup withholding at the rate of 31% with respect to Merger Consideration received pursuant to the Merger, unless the holder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (b) provides a correct taxpayer identification number ("TIN"), certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. To prevent the possibility of backup federal income tax withholding on payments made with respect to Shares pursuant to the Merger, each holder must provide the Paying Agent with his or her correct TIN by completing a Form W-9 or substitute Form W-9. A holder of Shares who does not provide the Paying Agent with his or her correct TIN may be subject to penalties imposed by the Internal Revenue Service (the "IRS"), as well as backup withholding. Any amount withheld under these rules will be creditable against the holder's federal income tax liability. The Surviving Corporation (or its agent) will report to the holders of Shares and the IRS the amount of any "reportable payments," as defined in Section 3406 of the Code, and the amount of tax, if any, withheld with respect thereto.

         THE FOREGOING TAX DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. THE FOREGOING DISCUSSION DOES NOT DISCUSS TAX CONSEQUENCES UNDER THE LAWS OF STATES OR LOCAL GOVERNMENTS OR OF ANY OTHER JURISDICTION OR TAX CONSEQUENCES TO CATEGORIES OF STOCKHOLDERS THAT MAY BE SUBJECT TO SPECIAL RULES, SUCH AS FOREIGN PERSONS, TAX-EXEMPT ENTITIES, INSURANCE COMPANIES, FINANCIAL INSTITUTIONS, AND DEALERS IN STOCKS AND SECURITIES. THE FOREGOING DISCUSSION MAY NOT BE APPLICABLE TO A STOCKHOLDER WHO ACQUIRED HIS OR HER SHARES PURSUANT TO THE EXERCISE OF STOCK OPTIONS OR OTHERWISE AS COMPENSATION. EACH HOLDER OF SHARES SHOULD CONSULT SUCH HOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECT OF CHANGES IN SUCH TAX LAWS.


                         REGULATORY AND OTHER APPROVALS

         There are no federal or state regulatory requirements which remain to be complied with in order to consummate the Merger (other than the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts).

                       INFORMATION CONCERNING THE COMPANY

         Wyman-Gordon Company, a Massachusetts corporation, is a leading manufacturer of high-quality, technologically advanced forging and investment casting components for the commercial aviation, commercial power and defense industries. The Company produces metal components for applications such as jet turbine engines, airframes and land-based and marine gas turbine engines. The Company also produces extruded seamless thick wall pipe, made from steel and other alloys for use primarily in the oil and gas industry and commercial power generation plants. The principal executive offices of the Company are located at 244 Worcester Street, P.O. Box 8001, North Grafton, Massachusetts 01536-8001 and the telephone number of such offices is (508) 839-4441.


                  INFORMATION CONCERNING THE PURCHASER AND PCC

         The Purchaser, a Massachusetts corporation, was recently formed by PCC for the purpose of facilitating the Offer and the Merger and has not conducted any unrelated activities since its organization. All of the outstanding shares of capital stock of the Purchaser are owned by PCC. The principal executive offices of the Purchaser are located at the principal executive offices of PCC.

         PCC, an Oregon corporation, is a manufacturer of complex metal components and products. PCC is the market leader in manufacturing large, complex structural investment castings and is the leading manufacturer of airfoil castings used in jet aircraft engines. In addition, PCC has expanded into the industrial gas turbine, fluid management, industrial metalworking tools and machines, powdered metal and other metal products markets. The principal executive offices of PCC are located at 4650 SW Macadam Avenue, Suite 440, Portland, Oregon 97201 and the telephone number of such offices is (503) 417-4800.


                           SOURCE AND AMOUNT OF FUNDS

         Pursuant to the Offer, the Purchaser purchased 35,385,078 Shares. The total amount of funds required by the Purchaser to purchase all the Shares tendered pursuant to the Offer and to make all payments to participants in the Company's Stock Option Plans pursuant to the Merger Agreement was approximately $719 million. The total amount of funds necessary to consummate the Merger is estimated to be approximately $12 million. The total amount of funds necessary to pay all related fees and expenses in connection with the Offer and the Merger is estimated to be approximately $24 million.

         The Purchaser will obtain the necessary funds to consummate the Merger and to pay related fees and expenses from PCC, which in turn will obtain such funds from its general corporate funds and borrowings under existing credit facilities. In connection with entering into the Merger Agreement, PCC entered into a commitment letter with Bank of America, N.A. ("Bank of America") and Banc of America Securities LLC (formerly known as Nationsbanc Montgomery Securities LLC) for financing in the aggregate amount of up to $1.25 billion (the "BofA Facilities"). The BofA Facilities consist of: (i) a $950 million syndicated loan facility comprising (A) a $400 million revolving credit facility (the "Revolving Credit Facility"); (B) a $550 million term loan facility (the "Syndicated Term Loan Facility"); and
(ii) a $300 million interim term loan facility (the "Interim Term Loan Facility"). Definitive documentation for the BofA Facilities was executed on July 30, 1999.

         The Interim Term Loan Facility will mature on November 25, 2000, and the Syndicated Term Loan Facility and the Revolving Credit Facility will mature on November 26, 2005. The Interim Term Loan Facility is subject to certain mandatory prepayments tied to asset sales, insurance and condemnation events and debt issuances. In addition, if PCC fails to maintain the investment grade rating of its senior unsecured long-term debt, the Interim Term Loan Facility will be subject to a mandatory prepayment tied to equity offerings. The Syndicated Term Loan Facility is subject to a mandatory prepayment requirement upon utilization of a $150 million accounts receivable-backed credit facility (the "Permitted Receivables Purchase Facility" and, together with the BofA Facilities, the "Facilities"), which PCC and its subsidiary, Precision Receivables Corp. expect to enter into in mid-December 1999 with Wachovia Bank, N.A. and its affiliate Blue Ridge Asset Funding Corporation ("Blue Ridge"). The Permitted Receivables Purchase Facility will have a maturity date approximately 364 days after the closing date of such facility, but will be subject to renewal for additional terms of 364 days.

         The amounts borrowed pursuant to the BofA Facilities bear interest at a rate equal to LIBOR plus the applicable margin or the Alternate Base Rate plus the applicable margin. The Alternate Base Rate is the higher of (i) the Bank of America reference rate and (ii) the Federal Funds rate plus .50%. The applicable margin for LIBOR and Alternate Base Rate loans is calculated in accordance with a pricing grid referenced to PCC's long-term, unsecured senior, non-credit enhanced debt ratings.

         The amounts borrowed pursuant to the Permitted Receivables Purchase Facility will bear interest at a rate equal to the rate at which Blue Ridge is able to sell its commercial paper notes, or, if Blue Ridge is unable to sell its commercial paper notes, at LIBOR plus a margin. The BofA Facilities are unsecured. The Permitted Receivables Purchase Facility will be secured by a first priority perfected security interest in the accounts receivable of certain material subsidiaries of PCC, including the Company.

         The Facilities contain representations and warranties, affirmative and negative covenants, conditions precedent and events of default which are customarily required for similar financings. Borrowings under the Facilities were also used to purchase Shares pursuant to the Offer. The consummation of the Merger is not conditioned on PCC obtaining financing under the Facilities or otherwise.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of the Record Date certain information regarding the beneficial ownership of the Shares by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the outstanding Shares, (ii) each of the Company's directors, nominees for director and named executive officers and (iii) all directors and executive officers as a group.


                                           Number of Shares                          Percent
Name                                      Beneficially Owned                       of Class(1)
----                                      ------------------                       -----------

WGC Acquisition Corp.(2)(3)                 35,385,078                                 98.33

Directors and Officers:
     David P. Gruber(4)                              0
     J. Stewart Smith(4)                             0
     J. Douglas Whelan(4)                            0
     Wallace F. Whitney, Jr.(4)                      0
     Frank J. Zugel(4)                               0
     Mark Donegan(3)                                 0
     Warner S. Fletcher(4)                           0
     William C. McCormick(3)                         0
     William D. Larsson(3)                           0
     All Directors and Executive Officers
     as a group (9 persons)                          0


--------------------

(1)      Unless otherwise indicated, less than one percent.

(2) WGC Acquisition Corp., the holder of record of these Shares, is a wholly owned subsidiary of Precision Castparts Corp.

(3)      Address:  4650 SW Macadam Avenue, Suite 440, Portland, OR 97201.

(4)      Address:  244 Worcester Street, P.O. Box 8001, North Grafton, MA
         01536-8001.

                           MARKET PRICES AND DIVIDENDS

         Since December 18, 1998, the Company's common stock, par value $1.00 per share ("Common Stock"), has been listed on the NYSE under the symbol "WYG." Prior to December 18, 1998, the Company's Common Stock was traded on The Nasdaq National Market under the symbol "WYMN." The following table sets forth for the fiscal periods indicated the high and low sales prices for the Shares as reported on the NYSE or The Nasdaq National Market (for information prior to December 18, 1998).


                                                                Price
                                                                -----
Fiscal Year                                               High          Low
-----------                                               ----          ---
Year Ended May 31, 1998
        First Quarter                                     $28.25       $23.375
        Second Quarter                                     30.00        20.375
        Third Quarter                                      22.125       16.50
        Fourth Quarter                                     23.125       19.75

Year Ended May 31, 1999
        First Quarter                                     $20.875      $12.875
        Second Quarter                                     17.50        11.50
        Third Quarter                                      16.00         7.125
        Fourth Quarter                                     19.375        8.0625

Year Ending May 31, 2000
        First Quarter                                     $19.8125     $17.9375
        Second Quarter (through                            19.9375      17.9375
        November 24, 1999)


         On May 14, 1999, the last trading day prior to the announcement of the Merger Agreement, the high and low sales prices per Share reported on the NYSE for the Company were $13.50 and $12.625, respectively, and the closing sales price per Share reported on the NYSE for the Company was $13.25.

         The Company has not declared a dividend on its Common Stock for any period during its two most recent fiscal years. Under the Merger Agreement, the Company has agreed not to pay any dividends on its Common Stock prior to the consummation of the Merger.

         Following the acceptance for payment by PCC of the shares tendered pursuant to the Offer, on November 26, 1999, the NYSE suspended trading in the Company's Common Stock.

                         SELECTED FINANCIAL INFORMATION

         Set forth below is certain selected historical consolidated financial information relating to the Company and its subsidiaries, which, with respect to the five-year period ended May 31, 1999, has been excerpted or derived from information contained in the Annual Report on Form 10-K of the Company for the year ended May 31, 1999, as filed by the Company with the Commission and attached hereto as EXHIBIT I. More comprehensive financial information is included in such annual report (including in Management's Discussion and Analysis of Financial Condition and Results of Operations) and other documents filed by the Company with the Commission. The financial information set forth below is qualified in its entirety by reference to such annual report and other documents and all of the financial statements and related notes contained therein. Such other documents may be examined and copies thereof may be obtained in the manner set forth under the heading "Where You Can Find More Information."

    The selected consolidated data for the three months ended August 31, 1999 and August 31, 1998 has been derived from, and should be read in conjunction with, the Company's unaudited condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q, incorporated by reference in this Proxy Statement. Data for the three months ended August 31, 1999 is not necessarily indicative of the results to be expected for the full year.


                                     YEAR        YEAR        YEAR       YEAR       YEAR        THREE MONTHS    THREE MONTHS
                                     ENDED       ENDED       ENDED      ENDED      ENDED          ENDED            ENDED
                                    MAY 31,     MAY 31,     MAY 31,    MAY 31,    MAY 31,        AUGUST 31,      AUGUST 31,
                                     1999        1998        1997       1996       1995            1999            1998

                                                       (000'S OMITTED, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
  DATA(1):
Revenues                           $849,261     $ 752,913   $608,742    $499,624     $396,639     $176,495      $189,664
Gross profit                        133,359       115,646     97,634      78,132       49,388       28,728        28,597
Other charges(credits)(2)            13,745        (4,900)    23,083       2,717         (710)      (1,200)       (5,000)
Income (loss) from operations        62,952        68,892     30,322      37,699       13,718       17,952        20,117
Net income (loss)(3)                 37,028        33,890     50,023      25,234        1,039        8,991        11,852

BASIC PER SHARE DATA:
Income (loss) per share
  before extraordinary item        $   1.02     $    1.07    $  1.40    $   0.72     $   0.03        $0.25         $0.32
Net income (loss) per share (3)        1.02           .93       1.40        0.72         0.03         0.25          0.32

DILUTED PER SHARE DATA:
Income (loss) per share
  before extraordinary item        $   1.01     $    1.05    $  1.35    $   0.70     $   0.03        $0.25         $0.32
Net income (loss) per share (3)        1.01           .91       1.35        0.70         0.03         0.25          0.32
Shares used to compute income
  (loss) per share:
  Basic                              36,149        36,331     35,825      35,243       34,813       35,911        36,542
  Diluted                            36,589        37,357     37,027      36,241       35,148       36,557        37,207

BALANCE SHEET DATA (AT END OF
  PERIOD(2):
Working capital                    $230,027      $223,764    $166,205   $116,534     $ 93,062     $237,700      $230,400
Total assets                        581,710       551,610     454,371    375,890      369,064      582,021       345,692
Long-term debt                      164,338       162,573      96,154     90,231       90,308      164,315       165,283
Stockholders' equity                233,762       204,820     164,398    109,943       80,855      245,370       217,810

OTHER DATA:
Order backlog (at end of
  period)                          $734,790     $1,030,092    $895,825  $598,438     $468,721     $644,300    $1,000,900


(1) On April 9, 1998, the Company acquired International Extruded Products, LLC ("IXP"). The Selected Consolidated Financial Data include the accounts of IXP from the date of acquisition. IXP's operating results from April 9, 1998 to May 31, 1998 are not material to the consolidated statement of operations for the year ended May 31, 1998.

(2) During the year ended May 31, 1996, the Company provided $1,900,000 in order to recognize its 25.0% share of the net losses of its Australian joint venture and to reduce the carrying value of such joint venture. Additionally, the Company provided $800,000 to reduce the carrying value of the cash surrender value of certain company-owned life insurance policies.

     During the year ended May 31, 1997, the Company recorded other charges of $23,100,000, which included $4,600,000 to provide for the costs of workforce reductions at the Company's Grafton, Massachusetts, Forging facility, $3,400,000 to the write-off and disposal of certain forging equipment, $2,300,000 to reduce the carrying value and dispose of certain assets of the Company's titanium castings operations, $1,200,000 to consolidate the titanium castings operations, $2,500,000 to reduce the carrying value of the Australian joint venture, $5,700,000 to reduce the carrying value of the cash surrender value of certain Company-owned life insurance policies, $1,900,000 to reduce the carrying value of a building held for sale and $250,000 to reduce the carrying value of other assets. Other charges (credits) in the year ended May 31, 1997 also included a charge of $1,200,000, net of insurance recovery of $6,900,000, related to the accident at the Houston, Texas, facility of Wyman-Gordon Forgings, Inc. in December 1996.

     Other charges (credits) in the year ended May 31, 1998 includes a credit of $4,000,000 for the recovery of cash surrender value of certain company-owned life insurance policies, a credit of $1,900,000 resulting from the disposal of a building held for sale and a charge of $1,000,000 to provide for costs as a result of the six-month shutdown of the 29,000-ton press at the Company's Houston, Texas, forging facility.

     During the year ended May 31, 1999, the Company recorded other charges of $13,745,000. Such other charges include a net charge of $12,955,000 to provide for settlement costs associated with the Houston industrial accident, $4,700,000 to provide for the costs of Company-wide workforce reductions, a charge of $1,090,000 to reduce the carrying value and dispose of certain assets of the Company's titanium Castings operations and a credit of $5,000,000 resulting from the sale of the operating assets of the Company's Millbury, Massachusetts vacuum remelting facility to TIMET.

(3) In the year ended May 31, 1997, net tax benefits of $25,680,000 were recognized, including a refund of prior years' income taxes amounting to $19,680,000, plus interest of $3,484,000, and $6,500,000 related to the expected realization of net operating losses ("NOLs") in future years and $10,250,000 related to current NOLs benefit offsetting $10,750,000 of current income tax expense. The refund relates to the carryback of tax net operating losses to tax years 1981, 1984 and 1986 under the applicable provisions of Internal Revenue Code Section 172(f).


     In the year ended May 31, 1998, the Company provided
     $16,355,000 for income taxes, net of a tax benefit of approximately $1,800,000 relating to the utilization of NOLs carryforwards. In addition, the Company has recorded a $2,920,000 tax benefit against the extraordinary loss of $8,112,000 associated with the early extinguishment of the Company's 10 3/4% Senior Notes.

     In the year ended May 31, 1999, the Company provided $10,467,000 for income taxes, net of a tax benefit of approximately $6,400,000 associated with the expected realization of certain tax assets.

                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements and schedules of the Company included in its Annual Report on Form 10-K for the year ended May 31, 1999, which are incorporated by reference in this Proxy Statement, have been audited by Ernst & Young LLP. A representative of Ernst & Young LLP is expected to be present at the Special Meeting to answer appropriate questions by stockholders and will have the opportunity to make a statement if he or she desires.


                              STOCKHOLDER PROPOSALS

         Upon the consummation of the Merger, all of the outstanding Shares of the Company will be held and voted by PCC. As a result, the Company will not solicit proxies in connection with an annual meeting of stockholders. If the Merger is not consummated, then, according to the Commission's rules, all proposals of stockholders to be presented at the annual meeting would be required to be received by the Clerk of the Company a reasonable time before the Company begins to print and mail its proxy materials. These proposals would also need to comply with the rules of the Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy.

         In addition, the Company's Amended and Restated Bylaws provide that, to be timely, a notice must be delivered no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. The proposal would also need to comply with the other requirements contained in the Company's Amended and Restated Bylaws, including supporting documentation and other information.


                                  OTHER MATTERS

         Management knows of no other business to be presented at the Special Meeting. If other matters do properly come before the Special Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment unless the authority to do so is withheld in such proxy.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents previously filed by the Company (File No. 000-3085) with the Commission are incorporated by reference in this Proxy
Statement:

         - The Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1999, previously filed with the Commission on August 30, 1999; and

         - The Company's Quarterly Report on Form 10-Q for the quarterly period ended August 31, 1999, previously filed with the Commission on October 15, 1999.

         All documents filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this Proxy Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modified or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.


                       WHERE YOU CAN FIND MORE INFORMATION

         The Company is subject to the information filing requirements of the Exchange Act and, in accordance therewith, is obligated to file with the Commission periodic reports, proxy statements and other information relating to its business, financial condition and other matters. Such reports, proxy statements and other information may be inspected at the Commission's office at the public reference facilities of the Commission at 450 Fifth Street, NW, Washington, D.C. 20549, and is also available for inspection at the regional offices of the Commission located at Citicorp Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained, upon payment of the Commission's customary charges, by writing to the Commission's principal office at 450 Fifth Street, NW, Washington, D.C. 20549. The Commission also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information. The information is also available at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         The Commission allows the Company to "incorporate by reference" information into this document, which means that the Company can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be a part of this document, except for any information superseded by information contained directly in this document. This document incorporates by reference certain documents that the Company has previously filed with the Commission. These documents contain important business information about the Company and its financial condition.

         The Company may have sent to you some of the documents incorporated by reference, but you can obtain any of them through the Company or the Commission or the Commission's website described above. Documents incorporated by reference are available from the Company without charge, excluding all exhibits unless specifically incorporated by reference as an exhibit to this document. Stockholders may obtain documents incorporated by reference in this document upon written or oral request to the following address or telephone number:
Wyman-Gordon Company, 244 Worcester Street, P.O. Box 8001, North Grafton, MA 01536-8001, (508) 839-4441, Attention: Clerk.

         The Company will send any document so requested to the requesting stockholder by first class mail or other equally prompt means within one business day of receiving such request.

         You should rely only on the information contained or incorporated by reference in this document to vote your Shares at the Special Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated December __, 1999. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitation in such jurisdiction.

                                                                      APPENDIX A

--------------------------------------------------------------------------------











                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                           PRECISION CASTPARTS CORP.,

                              WGC ACQUISITION CORP.

                                       AND

                              WYMAN-GORDON COMPANY













                            Dated as of May 17, 1999






--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----

ARTICLE I         THE OFFER.......................................................................................1
         1.1      The Offer.......................................................................................1
         1.2      Company Actions.................................................................................3
         1.3      Board Representation............................................................................4
         1.4      Company Stock Options and Related Matters.......................................................5
         1.5      Employee Stock Purchase Plan....................................................................6

ARTICLE II        THE MERGER......................................................................................6
         2.1      The Merger......................................................................................6
         2.2      Effective Time..................................................................................6
         2.3      Closing.........................................................................................7
         2.4      Directors and Officers..........................................................................7
         2.5      Stockholders' Meeting...........................................................................7
         2.6      Merger Without Meeting of Stockholders..........................................................8
         2.7      Conversion of Securities........................................................................8
         2.8      Taking of Necessary Action; Further Action......................................................8

ARTICLE III       PAYMENT FOR SHARES; DISSENTING SHARES...........................................................9
         3.1      Payment for Shares of Company Common Stock......................................................9
         3.2      Appraisal Rights...............................................................................10

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF PARENT AND
                  ACQUISITION SUB................................................................................11
         4.1      Organization...................................................................................11
         4.2      Authorization; Validity of Agreement; Necessary Action.........................................12
         4.3      Consents and Approvals; No Violations..........................................................12
         4.4      Information in Proxy Statement.................................................................12
         4.5      Required Financing.............................................................................13

ARTICLE V         REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................13
         5.1      Existence; Good Standing; Authority; Compliance With Law.......................................13
         5.2      Authorization, Validity and Effect of Agreements...............................................14
         5.3      Capitalization.................................................................................15
         5.4      Subsidiaries...................................................................................16
         5.5      Other Interests................................................................................16
         5.6      No Violation; Consents.........................................................................16
         5.7      SEC Documents..................................................................................17
         5.8      Litigation.....................................................................................18
         5.9      Absence of Certain Changes.....................................................................18

                                       (i)


                                                                                                               PAGE
                                                                                                               ----
         5.10     Taxes..........................................................................................18
         5.11     Books and Records..............................................................................19
         5.12     Properties.....................................................................................19
         5.13     Intellectual Property..........................................................................21
         5.14     Environmental Matters..........................................................................21
         5.15     Employee Benefit Plans.........................................................................22
         5.16     Labor Matters..................................................................................24
         5.17     No Brokers.....................................................................................24
         5.18     Opinion of Financial Advisor...................................................................25
         5.19     Year 2000.  ...................................................................................25
         5.20     Insurance......................................................................................25
         5.21     Key Customers..................................................................................25
         5.22     Product Quality................................................................................26
         5.23     Material Contracts and Agreements..............................................................26
         5.24     Definition of the Company's Knowledge..........................................................26

ARTICLE VI        CONDUCT OF BUSINESS PENDING THE MERGER........................................................ 26
         6.1      Conduct of Business by the Company.............................................................26

ARTICLE VII       ADDITIONAL AGREEMENTS..........................................................................28
         7.1      Other Filings..................................................................................28
         7.2      Additional Agreements..........................................................................28
         7.3      Fees and Expenses..............................................................................29
         7.4      No Solicitations...............................................................................29
         7.5      Officers' and Directors' Indemnification.......................................................31
         7.6      Access to Information; Confidentiality.........................................................32
         7.7      Financial and Other Statements.................................................................33
         7.8      Public Announcements...........................................................................33
         7.9      Employee Benefit Arrangements..................................................................33
         7.10     Rights Agreement...............................................................................34
         7.11     Status of Financing............................................................................35

ARTICLE VIII      CONDITIONS TO THE MERGER.......................................................................35
         8.1      Conditions to the Obligations of Each Party to Effect the Merger...............................35

ARTICLE IX        TERMINATION, AMENDMENT AND WAIVER..............................................................36
         9.1      Termination....................................................................................36
         9.2      Effect of Termination..........................................................................37
         9.3      Amendment......................................................................................38
         9.4      Extension; Waiver..............................................................................38

ARTICLE X         GENERAL PROVISIONS.............................................................................39
         10.1     Notices........................................................................................39
         10.2     Interpretation.................................................................................40
         10.3     Non-Survival of Representations, Warranties, Covenants and Agreements..........................40


                                      (ii)


                                                                                                               PAGE
                                                                                                               ----
         10.4     Miscellaneous..................................................................................40
         10.5     Assignment.....................................................................................41
         10.6     Severability...................................................................................41
         10.7     Choice of Law/Consent to Jurisdiction..........................................................41
         10.8     No Agreement Until Executed....................................................................41

ANNEX A.........................................................................................................A-1


                                      (iii)

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER (the "AGREEMENT"), dated as of May 17, 1999, by and among Precision Castparts Corp., an Oregon corporation ("PARENT"), WGC Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of Parent ("ACQUISITION SUB"), and Wyman-Gordon Company, a Massachusetts corporation (the "COMPANY").


                                    RECITALS

         WHEREAS, the Board of Directors of each of Parent, Acquisition Sub and the Company has approved, and deems it advisable and in the best interests of its respective stockholders to consummate, the acquisition of the Company by Parent upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Parent, Acquisition Sub and the Company hereby agree as follows:


                                    ARTICLE I

                                    THE OFFER

         1.1      THE OFFER.

                  (a) Provided that this Agreement shall not have been terminated in accordance with its terms and none of the events or conditions specified in ANNEX A hereto shall have occurred or shall exist, Acquisition Sub shall, as soon as practicable after the date hereof, (but in no event later than the fifth business day following the public announcement of the Offer (treating the business day on which such public announcement occurs as the first business day)), commence (within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "EXCHANGE ACT")) an offer to purchase (as such offer to purchase may be amended in accordance with the terms of this Agreement, the "OFFER") all of the issued and outstanding shares ("SHARES") of common stock, par value $1.00 per share, of the Company (the "COMPANY COMMON STOCK") at a price of not less than $20.00 per Share, net to the seller in cash (less applicable withholding taxes, if any) (such price, or such other price per Share as may be paid in the Offer, being referred to herein as the "OFFER PRICE"). After the commencement of the Offer, the Offer and the obligation of Acquisition Sub to accept for payment and pay for Shares tendered pursuant to the Offer shall be subject only to the conditions set forth in ANNEX A hereto and the condition (the "MINIMUM CONDITION") that there be validly tendered and not withdrawn prior to the expiration of the Offer at least two-thirds of the Shares on a fully diluted basis (the "MINIMUM PERCENTAGE"). Parent and Acquisition Sub expressly reserve the right to waive any condition set forth in ANNEX A, to change the form or amount payable per Share in the Offer (including the Offer Price) and to make any other changes in the terms and conditions of the Offer;
provided, however, that without the prior written consent of the Company, Parent shall not amend, or permit to be amended, the Offer to (i) decrease the Offer Price, (ii) change the consideration into a form other than cash, (iii) add any conditions to the obligation of Acquisition Sub to accept for payment and pay for Shares tendered pursuant to the Offer, (iv) amend (other than to waive) the Minimum Condition or the other conditions set forth in ANNEX A, or (v) reduce the maximum number of Shares to be purchased in the Offer. If on the initial scheduled expiration date of the Offer (the "INITIAL EXPIRATION DATE"), which shall be 20 business days after the date the Offer is commenced, all conditions to the Offer shall not have been satisfied or waived, Acquisition Sub may, from time to time, in its sole discretion, extend the expiration date of the Offer (the "EXPIRATION DATE"); provided, however, that, except as set forth below, the Expiration Date, as extended, shall be no later than the date that is 60 business days immediately following the Initial Expiration Date (the "FINAL EXPIRATION DATE"); and provided further that if on the Initial Expiration Date, all conditions to the Offer shall have been satisfied or waived other than the Minimum Condition, Acquisition Sub shall be required to extend the Expiration Date to the date that is ten business days immediately following the Initial Expiration Date. Notwithstanding the foregoing, if on the Initial Expiration Date, the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT") in respect of the Offer shall not have expired or been terminated and all other conditions to the Offer shall have been satisfied or waived other than the Minimum Condition and clause (a) of ANNEX A as it relates to compliance with the HSR Act or other applicable antitrust laws, Acquisition Sub shall be required to extend the Expiration Date for such additional periods as may be necessary to permit the parties to seek to obtain termination of the waiting period under the HSR Act in accordance with Section 7.1 below up to the date that is nine months after the date upon which

Parent files a pre-merger notification and report form under the HSR Act (the "HSR EXPIRATION DATE"); provided, however, that if the applicable waiting period (and any extension thereof) under the HSR Act in respect of the Offer expires or is terminated prior to the date that is ten business days prior to the HSR Expiration Date, the Expiration Date shall be the date which is ten business days immediately following public disclosure of the expiration or termination of the waiting period under the HSR Act. Acquisition Sub shall, on the terms and subject to the prior satisfaction or waiver of the conditions of the Offer, accept for payment and pay for Shares tendered as soon as it is legally permitted to do so under this Agreement and applicable law. The Offer shall be made by means of an offer to purchase (the "OFFER TO PURCHASE") containing the terms set forth in this Agreement, the Minimum Percentage and the conditions set forth in ANNEX A hereto.

                  (b) As soon as practicable after the date the Offer is commenced, Parent and Acquisition Sub shall file or cause to be filed with the Securities and Exchange Commission (the "COMMISSION") a Tender Offer Statement on Schedule 14D-1 (together with all amendments or supplements thereto, the "SCHEDULE 14D-1"), which shall include as an exhibit or incorporate by reference, the Offer to Purchase (or portions thereof) and forms of the related letter of transmittal and summary advertisement (such Schedule 14D-1, the Offer to Purchase and related documents, together with all amendments or supplements thereto, are collectively referred to herein as the "OFFER DOCUMENTS"). The Offer Documents shall comply in all material respects with the provisions of applicable federal securities laws and, on the date filed with the Commission and on the date first published, sent or given to the Company's stockholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by Parent or Acquisition Sub with respect to information furnished by the Company for inclusion in the Offer Documents. The information supplied in writing by the Company for inclusion in the Offer Documents and by Parent or Acquisition Sub for inclusion in the Schedule 14D-9 (as hereinafter defined) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Parent, Acquisition Sub and the Company each agrees promptly to amend or supplement any information provided by it for use in the Offer Documents if and to the extent that such information shall have become false or misleading in any material respect or as otherwise required by applicable federal securities laws, and Parent and Acquisition Sub each further agrees to take all steps necessary to cause the Offer Documents, as so amended or supplemented, to be filed with the Commission and disseminated to the holders of Shares, in each case as and to the extent required by applicable federal securities laws. The Company and its counsel shall be given a reasonable opportunity to review and comment upon the Offer Documents and all amendments and supplements thereto prior to the filing thereof with the Commission or the dissemination thereof to the holders of Shares.

         1.2      COMPANY ACTIONS.

                  (a) The Company hereby approves of and consents to the Offer and represents and warrants that the Board of Directors of the Company (the "COMPANY BOARD"), at a meeting duly called and held, has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Offer and the Merger (as hereinafter defined) taken together, are fair to and in the best interests of the Company and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby, including, without limitation, the Merger and the Offer (collectively, the "TRANSACTIONS"), and such approval constitutes approval of the Transactions for purposes of Chapter 110F of the Massachusetts General Laws, as amended (the "MGL"), and
Article 6(c)2 of the Restated Articles of Organization of the Company (the "ARTICLES OF ORGANIZATION") and (iii) voted to recommend that the stockholders of the Company accept the Offer, tender their Shares thereunder to Acquisition Sub and, if required by applicable law, approve and adopt this Agreement and the Merger, subject to the Company's rights under Section 7.4 hereof.

                  (b) Concurrently with the commencement of the Offer and the filing by or on behalf of Parent and Acquisition Sub of the Schedule 14D-1, the Company shall file with the Commission and disseminate to the holders of Shares a Solicitation/Recommendation Statement on Schedule 14D-9 (together with all amendments or supplements thereto, the "SCHEDULE 14D-9"), containing (among other things) the recommendation referred to in clause (iii) of Section 1.2(a) hereof, subject to the Company's rights under Section 7.4 hereof. The Schedule 14D-9 shall comply in all material respects with the provisions of applicable federal securities laws and, on the date filed with the Commission and on the date first published, sent or given to the Company's stockholders, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to information furnished by Parent or Acquisition Sub for inclusion in the Schedule 14D-9. The Company, Parent and Acquisition Sub each agrees promptly to correct, amend or supplement any information provided by it for use in the Schedule 14D-9 if and to the extent that such information shall have become false or misleading in any material respect or as otherwise required by applicable federal securities laws, and the Company further agrees to take all steps necessary to cause the Schedule 14D-9, as so amended or supplemented, to be filed with the Commission and disseminated to the holders of Shares, in each case as and to the extent required by applicable federal securities laws. Parent, Acquisition Sub and their counsel shall be given a reasonable opportunity to review and comment upon the Schedule 14D-9 and all amendments and supplements thereto prior to the filing thereof with the Commission or the dissemination thereof to the holders of Shares.

                  (c) In connection with the Offer, the Company shall promptly furnish Parent and Acquisition Sub with a list of the names and addresses of all record holders of Shares and security position listings of Shares, each as of a recent date, and shall promptly furnish Parent and Acquisition Sub with such additional information, including updated lists of the stockholders of the Company, lists of the holders of the Company's outstanding stock options, mailing labels, security position listings and such other assistance and information as Parent or Acquisition Sub or their agents may reasonably request. Subject to the requirements of applicable law, and except for such steps as are necessary to disseminate the Offer Documents and any other documents necessary to consummate the Offer, each of Parent and Acquisition Sub shall use the information described in the preceding sentence only in connection with the Offer, and if this Agreement is terminated in accordance with its terms, each of them shall, upon the Company's request, deliver to the Company all such information and any copies or extracts thereof then in its possession or under its control.

         1.3 BOARD REPRESENTATION. Promptly upon the purchase of Shares pursuant to the Offer, Parent shall be entitled to designate such number of directors, rounded up to the next whole number, on the Company Board as is equal to the product of (a) the total number of directors on the Company Board (after giving effect to the directors designated by Parent pursuant to this sentence) and (b) the percentage that the total votes represented by such number of Shares in the election of directors of the Company so purchased bears to the total votes represented by the number of Shares outstanding. In furtherance thereof, the Company shall, upon request by Parent, promptly increase the size of the Company Board and/or exercise its commercially reasonable best efforts to secure the resignations of such number of its directors as is necessary to enable Parent's designees to be elected to the Company Board and shall take all actions to cause Parent's designees to be so elected to the Company Board. At such time, the Company shall also cause persons designated by Parent to constitute at least the same percentage (rounded up to the next whole number) as is on the Company Board of (i) each committee of the Company Board, (ii) each board of directors (or similar body) of each Subsidiary (as defined in Section 10.2 hereof) of the Company (each, a "COMPANY SUBSIDIARY") and (iii) each committee (or similar body) of each such board. The Company shall take, at its expense, all action required pursuant to Section 14(f) and Rule 14f-1 of the Exchange Act in order to fulfill its obligations under this Section 1.3 and shall include in the Schedule 14D-9 to its stockholders such information with respect to the Company and its officers and directors as is required by such Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section 1.3. Parent will supply to the Company in writing and be solely responsible for any information with respect to itself and its nominees, officers, directors and affiliates required by such Section 14(f) and Rule 14f-1. The provisions of this Section 1.3 are in addition to and shall not limit any rights which Acquisition Sub, Parent or any of their affiliates may have as a holder or beneficial owner of Shares as a matter of law with respect to the election of directors or otherwise. In the event that Parent's designees are elected to the Company Board, until the Effective Time (as hereinafter defined), the Company Board shall have at least two directors who are directors on the date hereof (the "INDEPENDENT DIRECTORS"); provided that, in such event, if the number of Independent Directors shall be reduced below two for any reason whatsoever, the remaining Independent Director shall be entitled to designate the person to fill such vacancy who shall be deemed to be an Independent Director for purposes of this Agreement or, if no Independent Director then remains, the other directors shall designate two persons to fill such vacancies who shall not be stockholders, affiliates or associates of Parent or Acquisition Sub and such persons shall be deemed to be

Independent Directors for purposes of this Agreement. Notwithstanding anything in this Agreement to the contrary, in the event that Parent's designees are elected to the Company Board, after the acceptance for payment of Shares pursuant to the Offer and prior to the Effective Time, the affirmative vote of a majority of the Independent Directors shall be required in addition to any other applicable requirement to (a) amend this Agreement in any material respect in a manner adverse to any stockholder of the Company or any intended third-party beneficiary of this Agreement, (b) terminate this Agreement by the Company, (c) exercise or waive any of the Company's material rights, benefits or remedies hereunder, or (d) extend the time for performance of Parent's or Acquisition Sub's respective obligations hereunder.

         1.4      COMPANY STOCK OPTIONS AND RELATED MATTERS.

                  (a) Each option and stock appreciation right (collectively, the "OPTIONS") granted under the Company Stock Option Plans (as hereinafter defined), which is outstanding (whether or not currently exercisable) as of immediately prior to the date on which Acquisition Sub accepts for payment Shares pursuant to the Offer (the "ACCEPTANCE DATE") and which has not been exercised or canceled prior thereto shall, on the Acceptance Date, be canceled and upon the surrender and cancellation of the option agreement representing such Option, Acquisition Sub shall pay to the holder thereof cash in an amount equal to the product of (i) the number of Shares provided for in such Option and
(ii) the excess, if any, of the Offer Price over the exercise price per Share provided for in such Option, which cash payment shall be treated as compensation and shall be net of any applicable federal or state withholding tax. The Company shall take all actions necessary to ensure that (i) all Options, to the extent not exercised prior to the Acceptance Date, shall terminate and be canceled as of the Acceptance Date and thereafter be of no further force or effect, (ii) no Options are granted after the date of this Agreement, and (iii) as of the Acceptance Date, the Company Stock Option Plans and all Options issued thereunder shall terminate.

                  (b) Except as set forth in Section 1.5 or as may be otherwise agreed to by Parent or Acquisition Sub and the Company, the Company Stock Option Plans shall terminate as of the Acceptance Date and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any of the Company Subsidiaries shall be of no further force and effect and shall be deemed to be deleted as of the Acceptance Date and no holder of an Option or any participant in any Company Stock Option Plan or any other plans, programs or arrangements shall have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation (as hereinafter defined) or any Subsidiary thereof.

         1.5 EMPLOYEE STOCK PURCHASE PLAN. The Company has taken appropriate action to provide that (i) the current offering period under the Company's Employee Stock Purchase Plan (the "STOCK PURCHASE PLAN") shall be terminated as of the date hereof, (ii) each participant in the Stock Purchase Plan on the date hereof shall be deemed to have exercised his or her Option (as defined in the Stock Purchase Plan) on such date and shall acquire from the Company (A) such number of whole shares of Company Common Stock as his or her accumulated payroll deductions on such date will purchase at the Option Price (as defined in the Stock Purchase Plan) (treating the last business day prior to the date hereof as the "Exercise Date" for all purposes of the Stock Purchase
Plan) and (B) cash in the amount of any remaining balance in such participant's account, and (iii) the Stock Purchase Plan shall be terminated effective as of the date hereof.


                                   ARTICLE II

                                   THE MERGER

         2.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time, the Company and Acquisition Sub shall consummate a merger (the "MERGER") pursuant to which (a) Acquisition Sub shall be merged with and into the Company and the separate corporate existence of Acquisition Sub shall thereupon cease, (b) the Company shall be the successor or surviving corporation in the Merger (sometimes referred to herein as the "SURVIVING CORPORATION") and shall continue to be governed by the laws of the Commonwealth of Massachusetts, and (c) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Articles of Organization, as in effect immediately prior to the Effective Time, shall be the Articles of Organization of the Surviving Corporation until thereafter amended as provided by law and such Articles of Organization, and Bylaws of the Company (the "BYLAWS"), as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by law, by such Articles of Organization or by such Bylaws. The Merger shall have the effects specified in the MGL.

         2.2 EFFECTIVE TIME. As promptly as practicable after all of the conditions set forth in Article VIII shall have been satisfied or, if permissible, waived by the party entitled to the benefit of the same, the Company shall duly execute and file articles of merger (the "ARTICLES
OF MERGER") with the Secretary of State of the Commonwealth of Massachusetts in accordance with the MGL. The Merger shall become effective at such time as the Articles of Merger, accompanied by payment of the filing fee (as provided in Chapter 156B, Section 114 of the MGL), have been examined by and received the endorsed approval of the Secretary of State of the Commonwealth of Massachusetts (the "EFFECTIVE TIME").

         2.3 CLOSING. The closing of the Merger (the "CLOSING") shall take place at such time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction or waiver of all of the conditions set forth in Article VIII hereof (the "CLOSING DATE"), at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, unless another date or place is agreed to by the parties hereto.

         2.4 DIRECTORS AND OFFICERS. The directors and officers of Acquisition Sub immediately prior to the Effective Time shall, immediately after the Effective Time, be the directors and officers of the Surviving Corporation, each to hold office in accordance with the Articles of Organization and Bylaws of the Surviving Corporation.

         2.5 STOCKHOLDERS' MEETING. If required by applicable law in order to consummate the Merger, the Company, acting through the Company Board, shall, in accordance with applicable law:

                  (a) duly call, give notice of, convene and hold a special meeting of its stockholders (the "SPECIAL MEETING") as promptly as practicable following the acceptance for payment and purchase of Shares by Acquisition Sub pursuant to the Offer for the purpose of considering and taking action upon the approval of the Merger and the adoption of this Agreement;

                  (b) prepare as promptly as practicable following the execution of this Agreement, and file with the Commission as promptly as practicable following the Expiration Date, a preliminary proxy or information statement relating to the Merger and this Agreement and use its commercially reasonable best efforts to obtain and furnish the information required to be included by the Commission in the Proxy Statement (as hereinafter defined) and, after consultation with Parent, to respond promptly to any comments made by the Commission with respect to the preliminary proxy or information statement and cause a definitive proxy or information statement, including any amendment or supplement thereto (the "PROXY STATEMENT"), to be mailed to its stockholders, provided that no amendment or supplement to the Proxy Statement will be made by the Company without the consultation and approval of Parent and its counsel (which shall not be unreasonably withheld), and to obtain the necessary approvals of the Merger and this Agreement by its stockholders; and

                  (c) include in the Proxy Statement the recommendation of the Company Board that stockholders of the Company vote in favor of the approval of the Merger and the adoption of this Agreement.

         2.6 MERGER WITHOUT MEETING OF STOCKHOLDERS. Notwithstanding any provision in this Agreement to the contrary, in the event that Acquisition Sub shall acquire at least 90% of the outstanding shares of each class of capital stock of the Company, pursuant to the Offer or otherwise, the parties hereto shall, at the request of Parent and subject to Article VIII hereof, take all necessary and appropriate action to cause the merger of the Company with and into Acquisition Sub to become effective as soon as practicable after such acquisition, without a meeting of stockholders of the Company, in accordance with Chapter 156B, Section 82 of the MGL.

         2.7 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Acquisition Sub, the Company or the holders of any Shares:

                  (a) Each issued and outstanding Share held by the Company as a treasury Share or held by any direct or indirect Company Subsidiary and each issued and outstanding Share owned by Parent, Acquisition Sub or any other direct or indirect Subsidiary of Parent (a "PARENT SUBSIDIARY") immediately prior to the Effective Time, shall be canceled and retired and cease to exist without any conversion thereof and no payment or distribution shall be made with respect thereto;

                  (b) Each Share issued and outstanding immediately prior to the Effective Time, other than (i) those Shares referred to in Section 2.7(a) and
(ii) Dissenting Shares (as hereinafter defined), shall be canceled and shall be converted automatically into and represent the right to receive the kind and amount of consideration (without interest) equal to the kind and amount of consideration paid per Share pursuant to the Offer (the "MERGER CONSIDERATION"), payable (without interest) to the holder of such Share upon surrender, in the manner provided in Section 3.1, of the Certificate (as hereinafter defined) that formerly evidenced such Share. All of the Certificates evidencing Shares, by virtue of the Merger and without any action on the part of the stockholders of the Company or the Company, shall be deemed to be no longer outstanding, shall not be transferable on the books of the Surviving Corporation, and shall represent solely the right to receive the amount set forth in this Section 2.7(b); and

                  (c) Each share of common stock, par value $.01 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and non-assessable share of common stock, par value $1.00 per share, of the Surviving Corporation, certificates for which shall be issued to the stockholders of Acquisition Sub on a pro rata basis in accordance with their respective shares of Acquisition Sub upon surrender to the Surviving Corporation of such stockholders' certificates formerly representing such shares of Acquisition Sub.

         2.8 TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of Parent, Acquisition Sub and the Company shall use its commercially reasonable best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the MGL as promptly as practicable following the purchase of shares pursuant to the Offer. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of both of the Company and Acquisition Sub, the officers of such corporations are fully authorized in the name of their corporation or otherwise to take, and shall take, all such lawful and necessary action.

                                   ARTICLE III

                      PAYMENT FOR SHARES; DISSENTING SHARES

         3.1      PAYMENT FOR SHARES OF COMPANY COMMON STOCK.

                  (a) Prior to the Effective Time, Parent shall designate a bank or trust company to act as agent for the holders of the Shares in connection with the Merger (the "PAYING AGENT") for purposes of effecting the exchange of certificates for the Merger Consideration which, prior to the Effective Time, represented Shares entitled to receive the Merger Consideration pursuant to
Section 2.7(b).

                  (b) From time to time before or after the Effective Time, as necessary, Parent or Acquisition Sub shall deposit in trust with the Paying Agent cash in an aggregate amount equal to the product of (i) the number of Shares issued and outstanding immediately prior to the Effective Time (other than shares owned by, or issuable upon conversion of other securities to, the Company, Parent, Acquisition Sub or any direct or indirect Parent Subsidiary or Company Subsidiary and Shares known immediately prior to the Effective Time to be Dissenting Shares) (as hereinafter defined) and (ii) the Merger Consideration (such aggregate amount being hereinafter referred to as the "PAYMENT FUND"). The Paying Agent shall, pursuant to irrevocable instructions, make the payments referred to in Section 2.7(b) out of the Payment Fund.

                  (c) Promptly after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each person who was a record holder of an outstanding certificate or certificates which immediately prior to the Effective Time represented Shares (the "CERTIFICATES"), whose Shares were converted pursuant to Section 2.7(b) into the right to receive the Merger Consideration, a letter of transmittal (which shall specify that delivery shall be effected and risk of loss and title to Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as Parent and the Surviving Corporation may reasonably specify) and instructions for its use in surrendering Certificates in exchange for payment of the Merger Consideration. Upon the surrender to the Paying Agent of such a Certificate, together with such duly executed letter of transmittal and any other required documents, the holder thereof shall be paid, without interest thereon, the Merger Consideration to which such holder is entitled hereunder, and such Certificate shall forthwith be canceled. Until so surrendered, each such Certificate shall, after the Effective Time, represent solely the right to receive the Merger Consideration into which the Shares such Certificate theretofore represented shall have been converted pursuant to
Section 2.7(b), and the holder thereof shall not be entitled to be paid any cash to which such holder otherwise would be entitled. In case any payment pursuant to this Section 3.1 is to be made to a holder other than the registered holder of a surrendered Certificate, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Paying Agent any transfer or other taxes required by reason of the payment of such cash to a person other than the registered holder of the Certificate surrendered, or that such person shall establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable.

                  (d) Promptly following the date which is twelve months after the Effective Time, the Paying Agent shall return to the Surviving Corporation all cash, certificates and other instruments in its possession that constitute any portion of the Payment Fund (including, without limitation, all interest and other income received by the Paying Agent in respect of all funds made available to it), and the Paying Agent's duties shall terminate. Thereafter, each holder of a Certificate shall be entitled to look to the Surviving Corporation (subject to applicable abandoned property, escheat and similar laws) only as a general creditor thereof with respect to any Merger Consideration, without interest, that may be payable upon due surrender of the Certificate or Certificates held by them. Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to a holder of Certificates that prior to the Effective Time evidenced Shares for any Merger Consideration delivered pursuant hereto to a public official pursuant to applicable abandoned property, escheat or other similar laws.

                  (e) At the Effective Time, the Company Common Stock transfer books shall be closed and no transfer of Shares shall be made thereafter. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the Merger Consideration as provided in Section 2.7(b), subject to applicable law in the case of Dissenting Shares.

                  (f) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Surviving Corporation, upon the posting by such person of a bond in such amount as Parent or the Surviving Corporation may reasonably direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate, the cash representing the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

         3.2      APPRAISAL RIGHTS.

                  (a) Notwithstanding anything in this Agreement to the contrary, any Shares which are issued and outstanding immediately prior to the Effective Time and which are held by stockholders of the Company who have filed with the Company, before the taking of the vote of the stockholders of the Company to approve this Agreement, written objections to such approval stating their intention to demand payment for such Shares, and who have not voted such Shares in favor of the adoption of this Agreement ("DISSENTING SHARES") will not be converted as described in Section 2.7 hereof, but will thereafter constitute only the right to receive payment of the fair value of such Shares in accordance with the applicable provisions of Chapter 156B of the MGL (the "APPRAISAL RIGHTS PROVISIONS"); provided, however, that all Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Shares under the Appraisal Rights Provisions shall thereupon be deemed to have been canceled and retired and to have been converted, as of the Effective Time, into the right to receive the Merger Consideration, without interest, in the manner provided in Section 2.7. Persons who have perfected statutory rights with respect to Dissenting Shares as aforesaid will not be paid by the Surviving Corporation as provided in this Agreement and will have only such rights as are provided by the Appraisal Rights Provisions with respect to such Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, if Acquisition Sub abandons or is finally enjoined or prevented from carrying out, or the stockholders rescind their adoption of, this Agreement, the right of each holder of Dissenting Shares to receive the fair value of such Dissenting Shares in accordance with the Appraisal Rights Provisions will terminate, effective as of the time of such abandonment, injunction, prevention or rescission.

                  (b) Each dissenting stockholder who becomes entitled under the MGL to payment for Dissenting Shares shall receive payment therefor after the Effective Time from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or finally determined pursuant to the MGL) and such Dissenting Shares shall thereupon be canceled.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF
                           PARENT AND ACQUISITION SUB

         Parent and Acquisition Sub jointly and severally hereby represent and warrant to the Company as follows:

         4.1 ORGANIZATION. Except as set forth in Section 4.1 of the schedule attached to this Agreement setting forth exceptions to Parent's and Acquisition Sub's representations and warranties set forth herein, each of Parent and Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority necessary to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not reasonably be expected to have a Parent Material Adverse Effect (as defined below). "PARENT MATERIAL ADVERSE EFFECT" means any change or effect that has or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of Parent and its Subsidiaries (the "PARENT SUBSIDIARIES") taken as a whole.

         4.2 AUTHORIZATION; VALIDITY OF AGREEMENT; NECESSARY ACTION. Except as set forth in Section 4.2 of the schedule attached to this Agreement setting forth exceptions to Parent's and Acquisition Sub's representations and warranties set forth herein, (i) each of Parent and Acquisition Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the Transactions; (ii) the execution, delivery and performance by Parent and Acquisition Sub of this Agreement and the consummation of the Transactions have been duly authorized by the Board of Directors of Parent (the "PARENT BOARD") and the Board of Directors of Acquisition Sub (the "ACQUISITION SUB BOARD") and by Parent as the sole stockholder of Acquisition Sub, and no other corporate action on the part of Parent and Acquisition Sub is necessary to authorize the execution and delivery by Parent and Acquisition Sub of this Agreement and the consummation of the Transactions; and (iii) this Agreement has been duly executed and delivered by Parent and Acquisition Sub and, assuming due and valid authorization, execution and delivery hereof by the Company, is a valid and binding obligation of each of Parent and Acquisition Sub, as the case may be, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         4.3 CONSENTS AND APPROVALS; NO VIOLATIONS. Except as set forth in
Section 4.3 of the schedule attached to this Agreement setting forth exceptions to Parent's and Acquisition Sub's representations and warranties set forth herein and except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, and state securities or state "Blue Sky" laws, none of the execution, delivery or performance of this Agreement by Parent or Acquisition Sub, the consummation by Parent or Acquisition Sub of the Transactions or compliance by Parent or Acquisition Sub with any of the provisions hereof will
(i) conflict with or result in any breach of any provision of the respective articles of incorporation or organization or bylaws of Parent or Acquisition Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any state, federal or foreign government or governmental authority or by any United States, state or foreign court of competent jurisdiction (a "GOVERNMENTAL ENTITY"), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or any of the Parent Subsidiaries listed in Section 4.3 of the Schedule attached to this Agreement (the "MATERIAL PARENT SUBSIDIARIES") is a party or by which any of them or any of their respective properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, any of the Material Parent Subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults which would not, individually or in the aggregate, have a Parent Material Adverse Effect.

         4.4 INFORMATION IN PROXY STATEMENT. None of the information supplied by Parent or Acquisition Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, as of the date mailed to the Company's stockholders and except as supplemented by Parent to reflect changes in information so supplied at the time of any meeting of the Company's stockholders to be held in connection with the Merger, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         4.5 REQUIRED FINANCING. Parent has a commitment for credit facilities in place which, if funded, either alone or with cash presently on hand, (i) will provide sufficient funds to enable Acquisition Sub to purchase and pay for the Shares pursuant to the Offer and the Merger in accordance with the terms of this Agreement and to consummate the Transactions and (ii) will cause Parent or Acquisition Sub to have on the Initial Expiration Date and the Expiration Date, and at the Effective Time, sufficient funds to purchase and pay for the Shares pursuant to the Offer and the Merger, respectively, in accordance with the terms of this Agreement. Neither Parent nor Acquisition Sub has any reason to believe that any condition to such commitment cannot or will not be satisfied prior to the Initial Expiration Date. Parent has provided to the Company a true, complete and correct copy of the commitment letter, including any exhibits, schedules or amendments thereto (collectively, the "Commitment Letter"), relating to the financing for the purchase of the Shares pursuant to the Offer and the Merger. Parent's and Acquisition Sub's commitment for credit facilities permits, subject to the conditions specified therein, Parent and Acquisition Sub to borrow money under such facilities and use such funds to purchase and pay for the Shares pursuant to the Offer and the Merger in accordance with the terms of this Agreement and to consummate the Transactions.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in the disclosure schedules delivered at or prior to the execution hereof to Parent and Acquisition Sub, which shall refer to the relevant Sections of this Agreement (the "COMPANY DISCLOSURE SCHEDULE"), the Company represents and warrants to Parent and Acquisition Sub as follows:

         5.1      EXISTENCE; GOOD STANDING; AUTHORITY; COMPLIANCE WITH LAW.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Except as set forth in Section 5.1 of the Company Disclosure Schedule, the Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so licensed or qualified would not have a Company Material Adverse Effect (as defined below). "COMPANY MATERIAL ADVERSE EFFECT" means any change or effect that has or would reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole. The Company has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted.

                  (b) Each of the Company Subsidiaries listed in Section 5.1 of the Company Disclosure Schedule (the "MATERIAL COMPANY SUBSIDIARIES") is a corporation, partnership or limited liability company (or similar entity or association in the case of those Material Company Subsidiaries organized and existing other than under the laws of a state of the United States) duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or other power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a Company Material Adverse Effect.

                  (c) Neither the Company nor any of the Material Company Subsidiaries is in violation of any order of any Governmental Entity or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which or by which the Company or any Material Company Subsidiary or any of their respective properties or assets is subject or bound, where such violation would have a Company Material Adverse Effect. The Company and the Material Company Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their businesses as now conducted, where the failure to obtain any such license, permit or authorization or to take any such action would reasonably be expected to have a Company Material Adverse Effect.

                  (d) Copies of the Articles of Organization and Bylaws, as currently in effect, and the other charter documents, bylaws, organizational documents and partnership, limited liability company and joint venture agreements, as currently in effect, of the Company and each of the Company Subsidiaries are listed in, and with respect to the Company and the Material Company Subsidiaries, are attached to, Section 5.1 of the Company Disclosure Schedule.

         5.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS. The Company has the requisite power and authority to enter into and consummate the Transactions and to execute, deliver and perform this Agreement. The Company Board has approved this Agreement and the Transactions. In connection with the foregoing, the Company Board has taken such actions and votes as are necessary on its part to render the provisions of Chapter 110F of the MGL and all other applicable takeover statutes inapplicable to this Agreement and the Transactions and to comply with the director approval requirements of Article 6(c)2 of the Articles of Organization. Subject only to the approval of this Agreement by the holders of the Company Common Stock, if required, the execution and delivery by the Company of this Agreement and consummation of the Transactions have been duly authorized by all requisite corporate action on the part of the Company. This Agreement, assuming due and valid authorization, execution and delivery thereof by Parent and Acquisition Sub, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         5.3 CAPITALIZATION. The authorized capital stock of the Company consists of 70,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, no par value per share, of the Company (the "COMPANY PREFERRED STOCK"). As of the date of this Agreement, (i) 35,538,733 shares of Company Common Stock were issued and outstanding, (ii) 1,129,229 shares of Company Common Stock have been authorized and reserved for issuance and are available for grant pursuant to the Company's stock option plans listed in Section 5.3 of the Company Disclosure Schedule (the "COMPANY STOCK OPTION PLANS"), subject to adjustment on the terms set forth in the Company Stock Option Plans, (iii) 2,599,653 Options were outstanding under the Company Stock Option Plans, (iv) 250,000 shares of Company Common Stock have been authorized and reserved for issuance pursuant to the Stock Purchase Plan, (v) no shares of Company Preferred Stock were issued and outstanding, (vi) 100,000 shares of Company Preferred Stock have been designated as "Series B Junior Participating Cumulative Preferred Stock" and reserved for issuance upon exercise of the rights (the "RIGHTS") issued pursuant to the Shareholder Rights Agreement, dated as of October 21, 1998, by and between the Company and State Street Bank and Trust Company (the "RIGHTS AGREEMENT"), and (vii) 1,513,987 shares of Company Common Stock and no shares of Company Preferred Stock were held in the treasury of the Company. As of the date of this Agreement, the Company had no shares of Company Common Stock issued and outstanding or reserved for issuance other than as described above. All such issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. The Company has no outstanding bonds, debentures, notes or other agreements or obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Except for the Options (all of which have been issued under the Company Stock Option Plans) and the Stock Purchase Plan, there are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company to issue, transfer or sell any shares of capital stock of the Company. Section 5.3 of the Company Disclosure Schedule sets forth a full list of the Options, including the name of the person to whom such Options have been granted, the number of shares subject to each Option, the per share exercise price for each Option and the vesting schedule for each Option. As of the Acceptance Date, pursuant to the Company Stock Option Plans, the Options will be fully vested and immediately exercisable. Except as set forth in Section 5.3 of the Company Disclosure Schedule, there are no agreements or understandings to which the Company or any Material Company Subsidiary is a party with respect to the voting of any shares of capital stock of the Company or which restrict the transfer of any such shares, nor does the Company have knowledge of any third party agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Except as set forth in Section 5.3 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any Material Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock, partnership interests or any other securities of the Company or any Material Company Subsidiary. Except as set forth in Section 5.3 of the Company Disclosure Schedule, neither the Company nor any Material Company Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of their securities under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT").

         5.4 SUBSIDIARIES. No Company Subsidiary that is not a Material Company Subsidiary (i) is actively engaged in the conduct of any material business, (ii) owns any material assets or interests or investments in any corporation, partnership, limited liability company, joint venture, business trust or other entity, or (iii) is subject to any material claims of third parties. Except as set forth in Section 5.4 of the Company Disclosure Schedule, the Company owns directly or indirectly each of the outstanding shares of capital stock or other equity interest of each of the Material Company Subsidiaries. Each of the outstanding shares of capital stock of each of the Material Company Subsidiaries having corporate form is duly authorized, validly issued, fully paid and nonassessable. Except as set forth in Section 5.4 of the Company Disclosure Schedule, each of the outstanding shares of capital stock or other equity interest of each of the Material Company Subsidiaries is owned, directly or indirectly, by the Company free and clear of all liens, pledges, security interests, claims or other encumbrances. The following information for each Company Subsidiary is correctly set forth in Section 5.4 of the Company Disclosure Schedule: (i) its name and jurisdiction of incorporation or organization; (ii) its authorized capital stock, share capital or other equity interest, to the extent applicable; and (iii) the name of each stockholder or equity interest holder and the number of issued and outstanding shares of capital stock, share capital or other equity interest held by it.

         5.5 OTHER INTERESTS. Except as set forth in Section 5.5 of the Company Disclosure Schedule, neither the Company nor any Material Company Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, joint venture, business, trust or other entity (other than investments in short-term investment securities). Except as set forth in Section 5.5 of the Company Disclosure Schedule, to the Company's knowledge, there is no material dispute among the equity holders of any entity of which the Company and/or any Company Subsidiary owns more than five percent, but less than all of the voting interests or voting securities therein.

         5.6 NO VIOLATION; CONSENTS. Except as set forth in Section 5.6 of the Company Disclosure Schedule, neither the execution and delivery by the Company of this Agreement nor consummation by the Company of the Transactions in accordance with the terms hereof, will conflict with or result in a breach of any provisions of the Articles of Organization or the Bylaws. Except as set forth in Section 5.6 of the Company Disclosure Schedule, the execution and delivery by the Company of this Agreement and consummation by the Company of the Transactions in accordance with the terms hereof will not violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Company or the Material Company Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of (x) any note, bond, mortgage, indenture or deed of trust or (y) any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or any of the Material Company Subsidiaries is a party, or by which the Company or any of the Material Company Subsidiaries or any of their properties is bound, except as otherwise would not have a Company Material Adverse Effect. Other than the filings provided for in
Article II of this Agreement, the HSR Act, the Exchange Act or applicable state securities and "Blue Sky" laws (collectively, the "REGULATORY FILINGS"), the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and consummation of the Transactions does not, require any consent, approval or authorization of, or declaration, filing or registration with, any Governmental Entity or regulatory authority, except where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any Governmental Entity or regulatory authority would not have a Company Material Adverse Effect or significantly delay any of the Transactions. Except as set forth in Section
5.6 of the Company Disclosure Schedule, there are no material agreements to which the Company or any Material Company Subsidiary is a party or to which their respective assets may be bound that would result in a material change in the rights or obligations of the parties thereto as a result of a change in control of the Company as contemplated by this Agreement.

         5.7 SEC DOCUMENTS. The Company has timely filed all required forms, reports and documents with the Commission since May 31, 1995 (collectively, the "COMPANY SEC REPORTS"), all of which were prepared in accordance with the applicable requirements of the Exchange Act, the Securities Act and the rules and regulations promulgated thereunder (the "SECURITIES LAWS"). All required Company SEC Reports have been timely filed with the Commission and constitute all forms, reports and documents required to be filed by the Company under the Securities Laws since May 31, 1995. As of their respective dates, the Company SEC Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Company included in or incorporated by reference into the Company SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of the Company and the Company Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of the Company included in or incorporated by reference into the Company SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of the Company and the Company Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which were or will not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q pursuant to Section 13 or 15(d) of the Exchange Act.

         5.8 LITIGATION. Except as set forth in Section 5.8 of the Company Disclosure Schedule, there is no litigation, suit, action or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Company Subsidiaries, which, if adversely determined, individually or in the aggregate with all such other litigation, suits, actions or proceedings, would
(i) have a Company Material Adverse Effect, (ii) materially and adversely affect the Company's ability to perform its obligations under this Agreement or (iii) prevent or significantly delay the consummation of any of the Transactions. Except as set forth in Section 5.8 of the Company Disclosure Schedule, there is no writ, order, injunction, ordinance, judgment or decree in effect or, to the knowledge of the Company, threatened that would materially and adversely affect the Company's ability to perform its obligations under this Agreement or prevent or significantly delay the consummation of any of the Transactions.

         5.9 ABSENCE OF CERTAIN CHANGES. Except as disclosed in Section 5.9 of the Company Disclosure Schedule or in the Company SEC Reports filed with the Commission prior to the date of this Agreement, since May 31, 1998, the Company and the Material Company Subsidiaries have conducted their businesses only in the ordinary course of business and there has not been: (i) as of the date hereof, any declaration, setting aside or payment of any dividend or other distribution with respect to the Company Common Stock;
(ii) any material commitment, contractual obligation (including, without limitation, any management or franchise agreement, any lease (capital or otherwise) or any letter of intent), borrowing, liability, guaranty, capital expenditure or transaction (each, a "COMMITMENT") entered into by the Company or any of the Material Company Subsidiaries outside the ordinary course of business except for Commitments for expenses of attorneys, accountants and investment bankers incurred in connection with the Transactions; or (iii) any material change in the Company's accounting principles, practices or methods. Between February 28, 1999 and the date of this Agreement, there has not occurred any change or effect concerning the Company or the Company Subsidiaries which has had or would reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole.

         5.10     TAXES.

                  (a) Except as set forth in Section 5.10 of the Company Disclosure Schedule, each of the Company and the Material Company Subsidiaries
(i) has timely filed all Tax Returns (as defined below) which it was required to file (after giving effect to any filing extension granted by a Governmental Entity) and all such Tax Returns are accurate and complete in all material respects, and (ii) has paid all Taxes (as defined below) shown on such Tax Returns as required to be paid by it, except, in each case, where the failure to file (or timely file) such Tax Returns or pay such Taxes would not have a Company Material Adverse Effect. The most recent audited financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1998 reflect, to the knowledge of the Company, an adequate reserve for all material Taxes payable by the Company and the Material Company Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. To the knowledge of the Company, and except as set forth in Section
5.10 of the Company Disclosure Schedule, no deficiencies for any Taxes have been proposed, asserted or assessed against the Company or any of the Material Company Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending. The Company has previously furnished to Parent (a) correct and complete copies of all federal and material state or foreign Tax Returns by the Company or any Material Company Subsidiary for taxable periods ending on or after June 1, 1996, and (b) copies of all agreements that, to the knowledge of the Company, under certain circumstances could obligate the Company to make any payments that will not be deductible under Code Section 280G. Section 5.10 of the Company Disclosure Schedule lists all (A) Tax sharing agreements, (B) all Tax Returns currently under audit (the "AUDITS") and (C) agreements for extensions with Governmental Entities to which the Company or any of the Material Company Subsidiaries is a party. Section 5.10 of the Company Disclosure Schedule discusses all material issues which have been raised to date in the Audits.

                  (b) For purposes of this Agreement, "TAXES" means all federal, state, local and foreign income, property, sales, use, franchise, employment, withholding, excise and other taxes, tariffs or governmental charges of any nature whatsoever, together with any interest, penalties or additions to Tax with respect thereto.

                  (c) For purposes of this Agreement, "TAX RETURNS" means all reports, returns, declarations, statements, schedules, attachments or other information required to be supplied to a taxing authority in connection with Taxes.

         5.11     BOOKS AND RECORDS.

                  (a) The books of account and other financial records of the Company and each of the Material Company Subsidiaries are true, complete and correct in all material respects, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Company SEC Reports.

                  (b) The minute books and other records of the Company and each of the Material Company Subsidiaries have been made available to Parent and Acquisition Sub, contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action of the stockholders and directors and any committees of the Company Board and the boards of directors of each of the Material Company Subsidiaries and all actions of the directors, partners or managers of each of the Material Company Subsidiaries, as applicable.

         5.12     PROPERTIES.

                  (a) All of the real estate properties owned or leased by the Company or any of the Material Company Subsidiaries are set forth in Section
5.12 of the Company Disclosure Schedule. The Company has no ownership interest in any real property other than the properties owned by the Company or the Material Company Subsidiaries and set forth in Section 5.12 of the Company Disclosure Schedule. Except as set forth in Section 5.12 of the Company Disclosure Schedule, the Company or such Material Company Subsidiary owns fee simple title to each of the real properties identified in Section 5.12 of the Company Disclosure Schedule (the "COMPANY PROPERTIES"), free and clear of any liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title (collectively, "ENCUMBRANCES"), and the Company Properties are not subject to any easements, rights of way, covenants, conditions, restrictions or other written agreements, laws, ordinances and regulations materially affecting building use or occupancy, or reservations of an interest in title (collectively, "PROPERTY RESTRICTIONS"), except for (i) Encumbrances, Property Restrictions and other matters set forth in Section 5.12 of the Company Disclosure Schedule, (ii) Property Restrictions imposed or promulgated by law or any governmental body or authority with respect to real property, including zoning regulations, that do not materially and adversely affect the current or currently contemplated use of the property, materially detract from the value of or materially interfere with the present or currently contemplated use of the property, (iii) Encumbrances and Property Restrictions disclosed on existing title policies or reports or current surveys, and (iv) mechanics', carriers', suppliers', workmen's or repairmen's liens and other Encumbrances, Property Restrictions and other limitations of any kind, if any, which, individually or in the aggregate, are not material in amount, do not materially detract from the value of or materially interfere with the present use of any of the Company Properties subject thereto or affected thereby, and do not otherwise materially impair business operations conducted by the Company and the Material Company Subsidiaries and which have arisen or been incurred only in the ordinary course of business. Except as set forth in Section 5.12 of the Company Disclosure Schedule, (A) no written notice of any material violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the Company Properties has been issued to the Company by any governmental authority; (B) to the Company's knowledge, there are no material structural defects relating to any of the Company Properties; (C) to the Company's knowledge, there is no Company Property whose building systems are not in working order in any material respect; and (D) to the Company's knowledge, there is no physical damage for which the Company is responsible to any Company Property in excess of $250,000 for which there is no insurance in effect covering the full cost of the restoration.

                  (b) Except as set forth in Section 5.12 of the Company Disclosure Schedule, the Company and the Company Subsidiaries own good and marketable title, free and clear of all Encumbrances, to all of the personal property and assets shown on the Company's balance sheet at February 28, 1999 as reflected in the Company SEC Reports (the "BALANCE SHEET") or acquired after February 28, 1999, except for (A) assets which have been disposed of to nonaffiliated third parties since May 31, 1998 in the ordinary course of business, (B) Encumbrances reflected in the Balance Sheet, (C) Encumbrances or imperfections of title which are not, individually or in the aggregate, material in character, amount or extent and which do not materially detract from the value or materially interfere with the present or presently contemplated use of the assets subject thereto or affected thereby, and (D) Encumbrances for current Taxes not yet due and payable. All of the machinery, equipment and other tangible personal property and assets owned or used by the Company and the Material Company Subsidiaries are, to the Company's knowledge, (i) in good condition and repair, except for ordinary wear and tear not caused by neglect and (ii) useable in the ordinary course of business of the Company or the Material Company Subsidiaries.

         5.13 INTELLECTUAL PROPERTY. To the knowledge of the Company, the Company or the Material Company Subsidiaries is the owner of, or a licensee under a valid license for, all items of intangible property which are material to the business of the Company and the Material Company Subsidiaries as currently conducted or contemplated, including, without limitation, trade names, unregistered trademarks and service marks, brand names, domain names, software, patents and copyrights. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or Section 5.13 of the Company Disclosure Schedule, there are no claims pending or, to the Company's knowledge, threatened, that the Company or any Material Company Subsidiary is in violation of any material intellectual property right of any third party which would have a Company Material Adverse Effect, and, to the knowledge of the Company, no third party is in violation of any intellectual property rights of the Company or any Material Company Subsidiary which would have a Company Material Adverse Effect. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement or Section 5.13 of the Company Disclosure Schedule, neither the Company nor any Material Company Subsidiary is violating or has violated the intellectual property rights of any third party.

         5.14 ENVIRONMENTAL MATTERS. The Company and the Material Company Subsidiaries are in compliance with all Environmental Laws (as defined below), except for any noncompliance that, either singly or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, "ENVIRONMENTAL LAWS" shall mean all federal, state, provincial, territorial, international and local laws, rules, regulations, ordinances and orders that purport to regulate the release of hazardous substances or other materials into the environment, or impose requirements relating to environmental protection or human health. As used in this Agreement, "HAZARDOUS MATERIALS" means any hazardous, toxic, noxious, radioactive or infectious substance material, pollutant or waste as defined, listed or regulated under any Environmental Law, and includes, without limitation, petroleum oil and its fractions. Except as set forth in Section 5.14 of the Company Disclosure Schedule, there is no administrative or judicial enforcement proceeding or, to the knowledge of the Company, investigation pending, or threatened, against the Company or any Material Company Subsidiary under any Environmental Law. Except as set forth in Section 5.14 of the Company Disclosure Schedule, neither the Company nor any Material Company Subsidiary or, to the knowledge of the Company, any legal predecessor of the Company or any Material Company Subsidiary, has received any written notice that it is actually or potentially responsible under any Environmental Law for investigation, removal, remedial or other response costs or natural resource damages or other damages from the release of a Hazardous

Material into the environment at any location. Except as set forth in Section
5.14 of the Company Disclosure Schedule, neither the Company nor any Material Company Subsidiary has transported or disposed of, or allowed or arranged for any third party to transport or dispose of, any Hazardous Materials at any location included on the National Priorities List, as defined under the Comprehensive Environmental Response, Compensation, and Liability Act, or any location proposed for inclusion on that list or at any location proposed for inclusion on any analogous state list. Except as set forth in Section 5.14 of the Company Disclosure Schedule, (i) the Company has no knowledge of any release on the real property currently or previously owned or leased by the Company or any Material Company Subsidiary or predecessor entity of Hazardous Materials in a manner that could result in an order to perform a response action or in material liability under the Environmental Laws, and (ii) to the Company's knowledge, there is no hazardous waste treatment, storage or disposal facility, underground storage tank, landfill, surface impoundment, underground injection well, friable asbestos or PCB's, as those terms are defined under the Environmental Laws, located at any of the real property currently or previously owned or leased by the Company or any Material Company Subsidiary or predecessor entity or facilities utilized by the Company or the Material Company Subsidiaries, except which are either permitted uses or have been adequately reserved for in the Company's financial statements. Except as set forth in
Section 5.14 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has compromised or released any insurance policies that may provide coverage for liabilities under Environmental Laws or liabilities or damages otherwise arising out of the release of Hazardous Materials into the environment. Except as set forth in Section 5.14 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has agreed to assume the liability of any other person or entity for, nor has the Company or any Company subsidiary agreed to indemnify any other person or entity against, claims arising out of the release of Hazardous Materials into the environment or other claims under Environmental Laws.

         5.15     EMPLOYEE BENEFIT PLANS.

                  (a) Section 5.15 of the Company Disclosure Schedule sets forth a list of every Company Benefit Plan (as hereinafter defined) that is maintained by the Company or an Affiliate (as hereinafter defined) on the date hereof.

                  (b) Each Company Benefit Plan which has been intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), has received a favorable determination or approval letter from the Internal Revenue Service ("IRS") regarding its qualification covering all legally required updates and any other plan amendments for which the remedial amendment period has expired under such section and no such Company Benefit Plan has been maintained in a manner that would preclude qualified status, including, without limitation, any failure to adopt a legally required amendment or comply with a legally required administrative procedure within the time required. Each Company Benefit Plan which has been intended to qualify under Code Sections 79, 105, 106, 125 or 127 is documented and has been maintained in a manner that meets the applicable qualification requirements in all material respects. No event has occurred relating to any Company Benefit Plan that has caused (or to the knowledge of the Company or any Affiliate, is likely to cause) any excise or penalty tax liability under the Code for the Company or any Affiliate that would have a Company Material Adverse Effect.

                  (c) With respect to any Company Benefit Plan, there has been no (i) "prohibited transaction," as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975, for which an exemption is not available or (ii) material failure to comply with any provision of ERISA, other applicable law, or any agreement, which, in either case, would subject the Company or any Affiliate to liability (including, without limitation, through any obligation of indemnification or contribution) for any damages, penalties, or taxes, or any other material loss or expense that would have a Company Material Adverse Effect. No litigation or governmental administrative proceeding or investigation or other proceeding is pending or, to the Company's knowledge, threatened with respect to any such Company Benefit Plan.

                  (d) Neither the Company nor any Affiliate has incurred any liability under Title IV of ERISA which has not been paid in full as of the date of this Agreement. There has been no "accumulated funding deficiency" (whether or not waived) with respect to any employee pension benefit plan maintained by the Company or any Affiliate and subject to Code Section 412 or ERISA Section
302. With respect to any Company Benefit Plan maintained by the Company or any Affiliate and subject to Title IV of ERISA, there has been no (other than as a result of the transactions contemplated by this Agreement) (i) "reportable event," within the meaning of ERISA Section 4043 or the regulations thereunder, for which the notice requirement is not waived by the regulations thereunder, and (ii) event or condition which presents a material risk of a plan termination or any other event that may cause the Company or any Affiliate to incur liability or have a lien imposed on its assets under Title IV of ERISA. Except as set forth in Section 5.15 of the Company Disclosure Schedule, neither the Company nor any Affiliate has ever maintained a Multiemployer Plan (as hereinafter defined) or a Multiple Employer Plan (as hereinafter defined).

                  (e) With respect to each Company Benefit Plan, complete and correct copies of the following documents (if applicable to such Company Benefit
Plan) have previously been delivered to Parent: (i) all documents embodying or governing such Company Benefit Plan, and any funding medium for such Company Benefit Plan (including, without limitation, trust agreements) as they may have been amended to the date hereof; (ii) the most recent IRS determination or approval letter with respect to such Company Benefit Plan under Code Section 401(a), and any applications for determination or approval subsequently filed with the IRS; (iii) the most recently filed IRS Form 5500, with all applicable schedules and accountants' opinions attached thereto; and (iv) the current summary plan description for such Company Benefit Plan (or other descriptions of such Company Benefit Plan provided to employees) and all modifications thereto.

                  (f)      For purposes of this Section:

                           (i) "COMPANY BENEFIT PLAN" means (A) all employee
                  benefit plans within the meaning of ERISA Section 3(3) maintained by the Company or any Affiliate, (B) all stock option plans and stock purchase plans and (C) all executive severance arrangements that have payments or other benefits triggered by a change of control;

                           (ii) An entity "MAINTAINS" a Company Benefit Plan if
                  such entity sponsors, contributes to, or provides benefits under or through such Company Benefit Plan, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under or through such Company Benefit Plan, or if such Company Benefit Plan provides benefits to or otherwise covers employees of such entity (or their spouses, dependents, or beneficiaries);

                           (iii) An entity is an "AFFILIATE" of the Company for
                  purposes of this Section 5.15 if it would have ever been considered a single employer with the Company under ERISA
                  Section 4001(b) or part of the same "controlled group" as the Company for purposes of ERISA Section 302(d)(8)(C); and

                           (iv) "MULTIEMPLOYER PLAN" means an employee pension
                  or welfare benefit plan to which more than one unaffiliated employer contributes and which is maintained pursuant to one or more collective bargaining agreements.

                           (v) "MULTIPLE EMPLOYER PLAN" means an employee
                  pension or welfare plan to which more than one unaffiliated employer contributes and which is not a Multiemployer Plan.

         5.16 LABOR MATTERS. Except as set forth in Section 5.16 of the Company Disclosure Schedule, neither the Company nor any Material Company Subsidiary is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding or grievance pending or, to the knowledge of the Company, threatened against the Company or any of the Material Company Subsidiaries relating to their business, except for any such proceeding which would have a Company Material Adverse Effect. To the Company's knowledge, there is no labor strike, dispute, request for representation, slowdown or stoppage pending or threatened against the Company or any Material Company Subsidiary. To the Company's knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of the Material Company Subsidiaries. The Company and each Material Company Subsidiary has complied in all material respects with all labor and employment laws, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes, except as otherwise would not reasonably be expected to have a Company Material Adverse Effect.

         5.17 NO BROKERS. Neither the Company nor any of the Company Subsidiaries has entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of such entity or Parent or Acquisition Sub to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Transactions, except that the Company has retained Goldman, Sachs & Co. ("GOLDMAN SACHS") as its financial advisor in connection with the Transactions. Other than the foregoing arrangements and Parent's arrangements with Schroder & Co., Inc., the Company is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Transactions.

         5.18 OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of Goldman Sachs to the effect that, as of the date hereof, the Offer Price and the Merger Consideration are fair to the holders of the Company Common Stock from a financial point of view and such opinion has not been subsequently modified or withdrawn.

         5.19 YEAR 2000. To the Company's knowledge, there are no impediments to the Company being year 2000 compliant by December 31, 1999 (i.e., that products, hardware, software and other date-sensitive equipment and systems manufactured, sold, owned, licensed or used by the Company will be capable of correctly processing date data (including, but not limited to, calculating, comparing and sequencing) accurately prior to, during and after the calendar year 2000 when used, assuming that all third party products, hardware, software and other date-sensitive equipment and systems used in combination therewith are capable of properly exchanging date data).

         5.20 INSURANCE. The Company and the Material Company Subsidiaries are covered by insurance in scope and amount customary and reasonable for the businesses in which they are engaged. Except as disclosed in Section 5.20 of the Company Disclosure Schedule, each insurance policy to which the Company or any of the Material Company Subsidiaries is a party is in full force and effect and will not require any consent as a result of the consummation of the Transactions. Neither the Company nor any of the Material Company Subsidiaries is in material breach or default (including with respect to the payment of premiums or the giving of notices) under any insurance policy to which it is a party, and no event has occurred which, with notice or the lapse of time, would constitute such a material breach or default by the Company or any of the Material Company Subsidiaries or would permit termination, modification or acceleration, under such policies; and the Company has not received any notice from the insurer disclaiming coverage or reserving rights with respect to any material claim or any such policy in general. Section 5.20 of the Company Disclosure Schedule contains a list of all material insurance policies (i) insuring the business or properties of the Company or the Company Subsidiaries or (ii) which provides insurance for any director, officer, employee, fiduciary or agent of the Company or any of the Company Subsidiaries, that is paid for or maintained by the Company or any Company Subsidiary.

         5.21 KEY CUSTOMERS. Schedule 5.21 of the Company Disclosure Schedule sets forth a list of each customer that accounted for five percent or more of the consolidated revenues of the Company and the Company Subsidiaries in the year ended May 31, 1998. Except as set forth in Section 5.21 of the Company Disclosure Schedule, the Company and the Material Company Subsidiaries have no material pending disputes with any customers or notice of any intent of a customer to terminate its business relationship with the Company or any of the Material Company Subsidiaries which in the aggregate would have a Company Material Adverse Effect.

         5.22 PRODUCT QUALITY. The products sold by the Company and the Material Company Subsidiaries prior to the date of this Agreement are not subject to any general recall notice or Federal Aviation Administration airworthiness directive which in the aggregate would have a Company Material Adverse Effect.

         5.23 MATERIAL CONTRACTS AND AGREEMENTS. Neither the Company nor any Material Company Subsidiary is in material default under any material contract or agreement (and to the knowledge of the Company, no other party to a material contract or agreement with the Company or any Material Company Subsidiary is in material default or breach) which defaults, in the aggregate, would have a Company Material Adverse Effect.

         5.24 DEFINITION OF THE COMPANY'S KNOWLEDGE. As used in this Agreement, the phrase "TO THE KNOWLEDGE OF THE COMPANY" or any similar phrase means the actual (and not the constructive or imputed) knowledge of those individuals identified in Section 5.24 of the Company Disclosure Schedule.


                                   ARTICLE VI

                     CONDUCT OF BUSINESS PENDING THE MERGER

         6.1 CONDUCT OF BUSINESS BY THE COMPANY. During the period from the date of this Agreement to the Effective Time, except as otherwise contemplated by this Agreement, the Company shall use its commercially reasonable best efforts to, and shall cause each of the Company Subsidiaries to use its commercially reasonable best efforts to, carry on their respective businesses in the usual, regular and ordinary course, consistent with the requirements of law and past practice, and use their commercially reasonable best efforts to preserve intact their present business organizations, keep available the services of their present advisors, managers, officers and employees and preserve their relationships with customers, suppliers, licensors and others having business dealings with them and continue existing contracts as in effect on the date hereof (for the term provided in such contracts). Without limiting the generality of the foregoing, neither the Company nor any of the Company Subsidiaries will (except as expressly permitted by this Agreement or as contemplated by the Offer or the Transactions contemplated hereby or to the extent that Parent shall otherwise consent in writing):

                  (a) (i) declare, set aside or pay any dividend or other distribution (whether in cash, stock, or property or any combination thereof) in respect of any of its capital stock (other than dividends or other distributions declared, set aside or paid by any wholly-owned Company Subsidiary consistent with past practice), (ii) split, combine or reclassify any of its capital stock or (iii) repurchase, redeem or otherwise acquire any of its securities, except, in the case of clause (iii), for the acquisition of Shares from holders of Options in full or partial payment of the exercise price payable by such holders upon exercise of Options outstanding on the date of this Agreement;

                  (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (including indebtedness having the right to vote) or equity equivalents (including, without limitation, stock appreciation rights) (other than the issuance of Shares upon the exercise of Options outstanding on the date of this Agreement in accordance with their present terms);

                  (c) acquire, sell, lease, encumber, transfer or dispose of any assets outside the ordinary course of business which are material to the Company or any of the Company Subsidiaries (whether by asset acquisition, stock acquisition or otherwise), except pursuant to obligations in effect on the date hereof or as set forth in Section 6.1 of the Company Disclosure Schedule;

                  (d) (i) incur any amount of indebtedness for borrowed money, guarantee any indebtedness, guarantee (or become liable for) any debt of others, make any loans, advances or capital contributions, mortgage, pledge or otherwise encumber any material assets, create or suffer any material lien thereupon other than in the ordinary course of business consistent with prior practice, (ii) incur any short-term indebtedness for borrowed money or (iii) issue or sell debt securities or warrants or rights to acquire any debt securities, except, in the case of clause (i) or (ii) above, pursuant to credit facilities in existence on the date hereof in accordance with the current terms of such credit facilities;

                  (e) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than any payment, discharge or satisfaction (i) in the ordinary course of business consistent with past practice, or (ii) as contemplated by the Transactions;

                  (f) change any of the accounting principles or practices used by it (except as required by generally accepted accounting principles, in which case written notice shall be provided to Parent and Acquisition Sub prior to any such change);

                  (g) except as required by law, (i) enter into, adopt, amend or terminate any Company Benefit Plan, (ii) enter into, adopt, amend or terminate any agreement, arrangement, plan or policy between the Company or any of the Company Subsidiaries and one or more of their directors or officers, or (iii) except for normal increases in the ordinary course of business consistent with past practice, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any Company Benefit Plan or arrangement as in effect as of the date hereof;

                  (h) adopt any amendments to the Articles of Organization, the Bylaws or the Rights Agreement, except as expressly provided by the terms of this Agreement;

                  (i) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization (other than plans of complete or partial liquidation or dissolution of inactive Company Subsidiaries);

                  (j) settle or compromise any litigation (whether or not commenced prior to the date of this Agreement) other than settlements or compromises of litigation where the amount paid (after giving effect to insurance proceeds actually received) in settlement or compromise does not exceed $250,000; or

                  (k) enter into an agreement to take any of the foregoing actions.

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

         7.1 OTHER FILINGS. As promptly as practicable, the Company, Parent and Acquisition Sub each shall properly prepare and file any other filings required under the Exchange Act or any other federal, state or foreign law relating to the Merger and the Transactions (including filings, if any, required under the HSR Act) (collectively, "OTHER FILINGS"). Each of Parent and the Company shall promptly notify the other of the receipt of any comments on, or any request for amendments or supplements to, any Other Filings by the Commission or any other Governmental Entity or official, and each of the Company and Parent shall supply the other with copies of all correspondence between it and each of its Subsidiaries and representatives, on the one hand, and the Commission or the members of its staff or any other appropriate Governmental Entity or official, on the other hand, with respect to any Other Filings. The Company, Parent and Acquisition Sub each shall use its respective commercially reasonable best efforts to obtain and furnish the information required to be included in any Other Filings. Parent and Acquisition Sub hereby covenant and agree to use their respective commercially reasonable best efforts to secure termination of any waiting periods under the HSR Act and obtain the approval of the Federal Trade Commission (the "FTC") or any other Governmental Entity for the Transactions, including, without limitation, promptly entering into good faith negotiations with the FTC or other Governmental Entity to enter into a consent decree or other arrangement as may be necessary to secure termination of such waiting periods or obtain such other approval. Nothing in this Section 7.1 shall prevent, or be construed to prevent, Parent or Acquisition Sub from agreeing to extend the waiting period under the HSR Act in connection with good faith settlement negotiations with any Governmental Entity. Notwithstanding anything to the contrary in this Agreement, Parent and Acquisition Sub shall use their commercially reasonable best efforts to have any non-final Injunction (as defined in Section 8.1(d)) stayed or reversed.

         7.2 ADDITIONAL AGREEMENTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including the taking of such actions as are reasonably necessary to obtain any necessary consents, approvals, orders, exemptions and authorizations by or from any public or private third party, including, without limitation, any that are required to be obtained under any federal, state, local or foreign law or regulation or any contract, agreement or instrument to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets are bound, to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the Transactions, to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the Transactions, and to effect all necessary registrations and Other Filings, including, but not limited to, filings under the HSR Act, if any, and submissions of information requested by Governmental Entities. For purposes of the foregoing sentence, the obligations of the Company, Parent and Acquisition Sub to use their "commercially reasonable best efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to prepay or incur additional obligations to such other parties.

         7.3 FEES AND EXPENSES. Whether or not any of the Transactions are consummated, all fees, costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such fees, costs or expenses.

         7.4      NO SOLICITATIONS.

                  (a) The Company will immediately cease any discussions or negotiations with any parties that may be ongoing with respect to an Acquisition Proposal (as defined below). Except as explicitly permitted hereunder, the Company shall not, and shall not authorize or permit any of its officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative, directly or indirectly, to, (i) solicit, initiate or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes an Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding an Acquisition Proposal; provided, however, that if the Company Board determines in good faith, after consultation with counsel, that such action is necessary to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company, in response to an Acquisition Proposal and in compliance with Section 7.4(e), may (i) furnish non-public information with respect to the Company to the person who made such Acquisition Proposal pursuant to a confidentiality agreement on terms no more favorable to such person than the Confidentiality Agreement (as defined in Section 7.6); provided that such confidentiality agreement need not include the same standstill provisions as those contained in the Confidentiality Agreement, it being understood that if there are no standstill provisions in such confidentiality agreement or if such provisions are more favorable to the person who made such Acquisition Proposal than those in the Confidentiality Agreement, the Confidentiality Agreement shall be deemed amended to exclude the existing standstill provision or include such more favorable provisions, as the case may be, and (ii) may participate in negotiations regarding such Acquisition Proposal.

                  (b) The Company Board shall not (i) withdraw or modify in a manner adverse to Parent or Acquisition Sub its approval or recommendation of this Agreement, the Offer or the Merger, (ii) approve or recommend an Acquisition Proposal to its stockholders or (iii) cause the Company to enter into any definitive acquisition agreement with respect to an Acquisition Proposal, unless the Company Board (A) shall have determined in good faith, after consultation with counsel, that the Acquisition Proposal is a Superior Proposal (as defined below) and such action is necessary to comply with its fiduciary duties to the Company's stockholders under applicable law and (B) in the case of clause (iii) above, complies with Section 9.1(c)(ii) hereof. In the event that before the Acceptance Date the Company Board determines in good faith, after consultation with counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company may enter into an agreement with respect to a Superior Proposal, but only forty-eight hours after Parent's receipt of written notice (i) advising Parent that the Company Board has received a Superior Proposal and that the Company has elected to terminate this Agreement pursuant to Section 9.1(c)(ii) of this Agreement and (ii) setting forth such other information required to be included therein as provided in
Section 9.1(c)(ii) of this Agreement. If the Company enters into an agreement with respect to a Superior Proposal, it shall have paid, to Parent the Liquidated Amount (as defined below) in accordance with Section 9.2(b) of this Agreement. For purposes of this Agreement, a "SUPERIOR PROPOSAL" means a bona fide Acquisition Proposal to acquire two thirds or more of the Shares then outstanding or all or substantially all of the assets of the Company and the Company Subsidiaries on terms which the Company Board determines in its good faith judgement (after consultation with Goldman Sachs or another financial advisor of nationally recognized reputation) to be more favorable to the Company's stockholders than the Offer and the Merger.

                  (c) Nothing contained in this Section 7.4 shall prohibit the Company from at any time disclosing information to its stockholders as required by Rule 14e-2 promulgated under the Exchange Act.

                  (d) As used in this Agreement, the term "ACQUISITION PROPOSAL" shall mean any proposed or actual (i) acquisition, merger, consolidation or similar transaction involving the Company, (ii) sale, lease or other disposition, directly or indirectly, by merger, consolidation, share exchange or otherwise, of any assets of the Company or the Company Subsidiaries representing 15% or more of the consolidated assets of the Company and the Company Subsidiaries, (iii) issue, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 15% or more of the votes associated with the outstanding securities of the Company, (iv) transaction in which any person shall acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of the outstanding Shares, (v) recapitalization, restructuring, liquidation, dissolution, or other similar type of transaction with respect to the Company or (vi) transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term "Acquisition Proposal" shall not include the Offer, the Merger and the Transactions.

                  (e) The Company will within 24 hours notify Parent of its receipt of an Acquisition Proposal and the material terms and conditions of such Acquisition Proposal. Notwithstanding anything to the contrary in this Agreement, except as provided in Sections 9.1(c)(ii) and 7.4(b), the Company shall have no duty to notify or update Parent or Acquisition Sub on the status of discussions or negotiations (including the status of such Acquisition Proposal or any amendments or proposed amendments thereto) between the Company and the person making the Acquisition Proposal.

         7.5      OFFICERS' AND DIRECTORS' INDEMNIFICATION.

                  (a) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer, employee, fiduciary or agent of the Company or any of the Company Subsidiaries (the "INDEMNIFIED PARTIES") is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or, pertaining to (i) the fact that he is or was a director, officer, employee, fiduciary or agent of the Company or any of the Company Subsidiaries, or is or was serving at the request of the Company or any of the Company Subsidiaries as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, or (ii) the negotiation, execution or performance of this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Time, the parties hereto agree to cooperate and use their commercially reasonable best efforts to defend against and respond thereto. It is understood and agreed that the Company shall indemnify and hold harmless, and after the Effective Time the Surviving Corporation and Parent shall indemnify and hold harmless, as and to the full extent permitted by applicable law, each Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted or arising before or after the Effective Time), (A) the Company, and the Surviving Corporation and Parent after the Effective Time, shall promptly pay reasonable expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the full extent permitted by law, (B) the Indemnified Parties may retain counsel satisfactory to them, and the Company, and the Surviving Corporation and Parent after the Effective Time, shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties within 30 days after statements therefor are received, and (C) the Company, the Surviving Corporation and Parent will use their respective commercially reasonable best efforts to assist in the vigorous defense of any such matter; provided that none of the Company, the Surviving Corporation or Parent shall be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld); and provided further that the Surviving Corporation and Parent shall have no obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law (whereupon any advances received shall be repaid to the Parent or the Surviving Corporation). Any Indemnified Party wishing to claim indemnification under this Section 7.5, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Company and, after the Effective Time, the Surviving Corporation and Parent, thereof; provided that the failure to so notify shall not affect the obligations of the Company, the Surviving Corporation and Parent except to the extent such failure to notify materially prejudices such party.

                  (b) Parent and Acquisition Sub agree that all rights to indemnification existing in favor of, and all limitations on the personal liability of, the directors, officers, employees and agents of the Company and the Company Subsidiaries provided for in the Articles of Organization or Bylaws as in effect as of the date hereof with respect to matters occurring prior to the Effective Time, and including the Offer and the Merger, shall continue in full force and effect for a period of not less than six years from the Effective Time; provided, however, that all rights to indemnification in respect of any claims (each a "CLAIM") asserted or made within such period shall continue until the disposition of such Claim. Prior to the Effective Time, the Company shall purchase an extended reporting period endorsement under the Company's existing directors' and officers' liability insurance coverage for the Company's directors and officers in a form acceptable to the Company which shall provide such directors and officers with coverage for six years following the Effective Time of not less than the existing coverage under, and have other terms not materially less favorable to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Company.

                  (c) This Section 7.5 is intended for the irrevocable benefit of, and to grant third party rights to, the Indemnified Parties and shall be binding on all successors and assigns of Parent, the Company and the Surviving Corporation. Each of the Indemnified Parties shall be entitled to enforce the covenants contained in this Section 7.5.

                  (d) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 7.5.

         7.6 ACCESS TO INFORMATION; CONFIDENTIALITY. From the date hereof until the Effective Time, the Company shall, and shall cause each of the Company Subsidiaries and each of the Company's and Company Subsidiaries' officers, employees and agents to, afford to Parent and to the officers, employees and agents of Parent complete access at all reasonable times to such officers, employees, agents, properties, books, records and contracts, and shall furnish Parent such financial, operating and other data and information as Parent may reasonably request. Prior to the Effective Time, Parent and Acquisition Sub shall hold in confidence all such information on the terms and subject to the conditions contained in that certain confidentiality agreement between Parent and the Company dated March 26, 1999 (the "CONFIDENTIALITY AGREEMENT"). The Company hereby waives the provisions of the Confidentiality Agreement as and to the extent necessary to permit the making and consummation of the Transactions. At the Effective Time, such Confidentiality Agreement shall terminate.

         7.7 FINANCIAL AND OTHER STATEMENTS. Notwithstanding anything contained in Section 7.6, during the term of this Agreement, the Company shall also provide to Parent the following documents and information:

                  (a) As soon as reasonably available, but in no event more than 45 days after the end of each fiscal quarter ending after the date of this Agreement, the Company will deliver to Parent its Quarterly Report on Form 10-Q as filed under the Exchange Act. As soon as reasonably available, but in no event more than 90 days after the end of each fiscal year ending after the date of this Agreement, the Company will deliver to Parent its Annual Report on Form 10-K as filed under the Exchange Act. The Company will also deliver to Parent, contemporaneously with its being filed with the Commission, a copy of each Current Report on Form 8-K.

                  (b) Promptly upon receipt thereof, the Company will furnish to Parent copies of all internal control reports submitted to the Company or any Company Subsidiary by independent accountants in connection with each annual, interim or special audit of the books of the Company or any such Company Subsidiary made by such accountants.

                  (c) As soon as practicable, the Company will furnish to Parent copies of all such financial statements and reports as it or any Company Subsidiary shall send to its stockholders, the Commission or any other regulatory authority, to the extent any such reports furnished to any such regulatory authority are not confidential and except as legally prohibited thereby.

         7.8 PUBLIC ANNOUNCEMENTS. The Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may be required by law or the applicable rules of any stock exchange if it has used its commercially reasonable best efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

         7.9 EMPLOYEE BENEFIT ARRANGEMENTS.

                  (a) After the Closing, Parent shall cause the Surviving Corporation to honor all obligations under (i) the existing terms of the employment and severance agreements to which the Company or any Company Subsidiary is presently a party, except as may otherwise be agreed to by the parties thereto, and (ii) the Company's and any Company Subsidiary's general severance policy as set forth in Section 7.9 of the Company Disclosure Schedule. For a period of six months following the Effective Time (the "TRANSITION PERIOD"), employees of the Surviving Corporation will continue to participate in the Company Benefit Plans (other than deferred compensation plans, stock option plans or employee stock purchase plans or other employer stock match or other employer stock related provisions) on substantially similar terms to those currently in effect. For a period of 18 months following the expiration of the Transition Period, the Surviving Corporation's employees will be entitled to participate in employee benefit plans, the terms of which will be similar in material respects in the aggregate to the Company Benefit Plans as in effect on the date hereof (other than deferred compensation plans, stock option plans or employee stock purchase plans or other employer stock match or other employer stock related provisions).

                  (b) After the Closing, Parent shall cause the Surviving Corporation to honor all obligations which accrued prior to the Effective Time under the Company's deferred compensation plans. Except as is otherwise required by the existing terms of employment and severance agreements to which the Company is presently a party, future accruals may be (but are not required to be) provided for under any such plan(s) or under any similar plan(s) of the Surviving Corporation or Parent. Except as is otherwise required by the existing terms of employment and severance agreements to which the Company is a presently party, if future accruals are not provided for with respect to any current employee participant in such plan as of the Effective Time, and such person remains an employee of the Company or the Surviving Corporation or Parent, the person's continuing employment in such capacity shall be counted for purposes of vesting (but not for purposes of benefit accrual) under such plan. Except as is otherwise required by the existing terms of employment and severance agreements to which the Company is a party, transfer of employment from the Company to the Surviving Corporation or to the Parent or to an affiliate of the Parent shall not constitute a termination of employment for purposes of payment of benefits under any such plan.

                  (c) If any employee of the Company or any of the Company Subsidiaries becomes a participant in any employee benefit plan, practice or policy of Parent, any of its affiliates or the Surviving Corporation, such employee shall be given credit under such plan for all service prior to the Effective Time with the Company and the Company Subsidiaries and prior to the time such employee becomes such a participant, for purposes of eligibility (including, without limitation, waiting periods) and vesting but not for any other purposes for which such service is either taken into account or recognized (including, without limitation, benefit accrual); provided, however, that such employees will be given credit for such service for purposes of any vacation policy. In addition, if any employees of the Company or any of the Company Subsidiaries employed as of the Closing Date become covered by a medical plan of Parent, any of its affiliates or the Surviving Corporation, such medical plan shall not impose any exclusion on coverage for preexisting medical conditions with respect to these employees.

         7.10 RIGHTS AGREEMENT. The Company Board has amended the Rights Agreement prior to the execution of this Agreement (i) so that neither the execution nor the delivery of this Agreement will trigger or otherwise affect any rights or obligations under the Rights Agreement, including causing the occurrence of a "Distribution Date" or a "Stock Acquisition Date," as defined in the Rights Agreement, and (ii) to terminate the Rights Plan immediately upon the Effective Time.

         7.11 STATUS OF FINANCING. Parent and Acquisition Sub shall keep the Company informed of the status of their financing arrangements for the Transactions, including providing written notice to the Company as promptly as possible (but in any event within 24 hours after obtaining knowledge thereof) with respect to (i) any facts of circumstances which reasonable indicate that the Lenders (as defined in the Commitment Letter) may be unable to provide the financing contemplated by the Commitment Letter, (ii) the prospective inability of Parent or Acquisition Sub to satisfy any of the conditions set forth in the Commitment Letter, and (iii) any material adverse developments relating to the availability of the financing contemplated by the Commitment Letter.


                                  ARTICLE VIII

                            CONDITIONS TO THE MERGER

         8.1 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the fulfillment or waiver, where permissible, at or prior to the Closing Date, of each of the following conditions:

                  (a) STOCKHOLDER APPROVAL. If required by applicable law, this Agreement and the Transactions, including the Merger, shall have been approved and adopted by the affirmative vote of the stockholders of the Company to the extent required by the MGL and the Articles of Organization.

                  (b) HART-SCOTT-RODINO ACT. Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

                  (c) OTHER REGULATORY APPROVALS. All necessary approvals, authorizations and consents of any governmental or regulatory entity required to consummate the Merger shall have been obtained and remain in full force and effect, and all waiting periods relating to such approvals, authorizations and consents shall have expired or been terminated, except where such failure would not have a Company Material Adverse Effect or a Parent Material Adverse Effect, as the case may be, or would not be reasonably likely to affect adversely the ability of the Company or Acquisition Sub, as the case may be, to consummate the Merger.

                  (d) NO INJUNCTIONS, ORDERS OR RESTRAINTS; ILLEGALITY. No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission (an "INJUNCTION") nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (i) make the consummation of the Merger illegal, or (ii) otherwise restrict, prevent or prohibit the consummation of any of the Transactions, including the Merger.

                  (e) PURCHASE OF SHARES IN OFFER. Parent, Acquisition Sub or their affiliates shall have purchased Shares pursuant to the Offer.

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

         9.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after stockholder approval thereof:

                  (a) by the mutual written consent of Parent or Acquisition Sub and the Company.

                  (b) by either of the Company or Parent or Acquisition Sub:

                           (i) if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their commercially reasonable best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the acceptance for payment of, or payment for, Shares pursuant to the Offer or the Merger; or

                           (ii) if, without any material breach by the terminating party of its obligations under this Agreement, Parent or Acquisition Sub shall not have purchased Shares pursuant to the Offer on or prior to the later of (i) the Final Expiration Date or (ii) the HSR Expiration Date (if applicable).

                  (c)      by the Company:

                           (i) if Parent or Acquisition Sub shall have failed to commence the Offer on or prior to five business days following the date of the initial public announcement of the Offer; or

                           (ii) in connection with entering into a definitive agreement to effect a Superior Proposal in accordance with Section 7.4(b) hereof; provided, however, that prior to terminating this Agreement pursuant to this Section 9.1(c)(ii), (A) the Company shall have paid the Liquidated Amount, as set forth in Section 9.2(b), and
         (B) the Company shall have provided Acquisition Sub with 48 hours prior written notice of the Company's decision to so terminate. Such notice shall indicate in reasonable detail the material terms and conditions of such Superior Proposal, including, without limitation, the amount and form of the proposed consideration and whether such Superior Proposal is subject to any material conditions; or

                           (iii) if Parent or Acquisition Sub shall have breached in any material respect any of their respective representations, warranties, covenants or other agreements contained in this Agreement, which breach cannot be or has not been cured within 15 days after the giving of written notice to Parent or Acquisition Sub except, in any case, for such breaches which are not reasonably likely to affect adversely Parent's or Acquisition Sub's ability to consummate the Offer or the Merger; provided, however, that no cure period shall be applicable under any circumstances to the matters set forth in
         Section 9.1(c)(i).

                  (d) by Parent or Acquisition Sub if, prior to the purchase of Shares pursuant to the Offer:

                           (i) the Company shall have breached any
                  representation or warranty or failed to have performed any covenant or other agreement contained in this Agreement which breach or failure to perform (A) would give rise to the failure of a condition set forth in ANNEX A hereto, and (B) cannot be or has not been cured within 15 days after the giving of written notice to the Company; or

                           (ii) (A) the Company Board shall withdraw, modify or
                  change its recommendation or approval in respect of this Agreement or the Offer in a manner adverse to Parent, (B) the Company Board shall recommend any proposal other than by Parent and Acquisition Sub in respect of an Acquisition Proposal or (C) the Company shall have exercised a right with respect to an Acquisition Proposal and shall, directly or through its representatives, continue discussions with any third party concerning such Acquisition Proposal for more than 20 business days after the date of receipt of such Acquisition Proposal.

         9.2      EFFECT OF TERMINATION.

                  (a) In the event of the termination of this Agreement pursuant to Section 9.1 hereof, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any party hereto or its affiliates, trustees, directors, officers or stockholders and all rights and obligations of any party hereto shall cease except for the agreements contained in Sections 7.3 and 7.6, this Section 9.2 and Article X; provided, however, that nothing contained in this Section 9.2 shall relieve any party from liability for any fraud or willful breach of this Agreement.

                  (b) If the Company terminates this Agreement in accordance with Section 9.1(c)(ii), then the Company shall concurrently pay to Parent an amount in cash equal to $25,000,000 (the "LIQUIDATED AMOUNT"). If any of the circumstances described in Section 9.1(d)(i) (if such breach or failure relates to the Company's obligations under Section 7.4 of this Agreement) or Section 9.1(d)(ii) hereof shall have occurred and within 9 months thereafter the Company shall have entered into a definitive agreement to consummate an acquisition pursuant to an Acquisition Proposal, then the Company shall pay to Parent concurrently with the consummation of the acquisition contemplated by the Acquisition Proposal, the Liquidated Amount.

                  (c) Any payment required by this Section 9.2 shall be payable by the Company to Parent by wire transfer of immediately available funds to an account designated by Parent.

                  (d) Notwithstanding anything to the contrary in this Agreement, Parent and Acquisition Sub hereto expressly acknowledge and agree that, with respect to any termination of this Agreement pursuant to Section 9.1(c)(ii) hereof, the payment of the Liquidated Amount shall constitute liquidated damages with respect to any claim for damages or any other claim which Parent or Acquisition Sub would otherwise be entitled to assert against the Company or any of the Company Subsidiaries or any of their respective assets, or against any of their respective directors, officers, employees, partners, managers, members or shareholders, with respect to this Agreement and the Transactions and shall constitute the sole and exclusive remedy available to Parent and Acquisition Sub. The parties hereto expressly acknowledge and agree that, in light of the difficulty of accurately determining actual damages with respect to the foregoing upon any termination of this Agreement pursuant to
Section 9.1(c)(ii) hereof, the rights to payment under Section 9.2(b): (i) constitute a reasonable estimate of the damages that will be suffered by reason of any such proposed or actual termination of this Agreement pursuant to Section 9.1(c)(ii) hereof and (ii) shall be in full and complete satisfaction of any and all damages arising as a result of the foregoing. Except for nonpayment of the amounts set forth in Section 9.2(b), Parent and Acquisition Sub hereby agree that, upon any termination of this Agreement pursuant to Section 9.1(c)(ii) hereof, in no event shall Parent or Acquisition Sub be entitled to seek or to obtain any recovery or judgment against the Company or any of the Company Subsidiaries or any of their respective assets, or against any of their respective directors, officers, employees, partners, managers, members or shareholders, and in no event shall Parent or Acquisition Sub be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, indirect or punitive damages.

         9.3 AMENDMENT. This Agreement may be amended by the parties hereto by an instrument in writing signed on behalf of each of the parties hereto at any time before or after any approval hereof by the stockholders of the Company and Acquisition Sub, but in any event following authorization by the Acquisition Sub Board and the Company Board; provided, however, that after any such stockholder approval, no amendment shall be made which by law requires further approval by stockholders without obtaining such approval.

         9.4 EXTENSION; WAIVER. At any time prior to the Closing, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.


                                    ARTICLE X

                               GENERAL PROVISIONS

         10.1 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by telecopier (which is confirmed) or sent by prepaid overnight carrier to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice) (provided that with respect to any notice required to be given within 48 hours or less notice shall be deemed given when actually received):

                  (a)      if to Parent or Acquisition Sub:

                           Precision Castparts Corp.
                           4650 SW Macadum Avenue
                           Suite 440
                           Portland, OR 97201-4254
                           Attn: William D. Larsson
                           Telecopy No.:  (503) 417-4817
                           with a copy to:

                           Stoel Rives LLP
                           900 SW Fifth Avenue, Suite 2600
                           Portland, OR 97204-1268
                           Attn: Ruth A. Beyer
                           Telecopy No.:  (503) 220-2480

                  (b)      if to the Company:

                           Wyman-Gordon Company
                           244 Worcester Street
                           Box 8001
                           North Grafton, MA 01536-8001
                           Attn: Wallace F. Whitney, Jr., Esq.
                           Telecopy No.:  (508) 839-7564

                           with a copy to:

                           Goodwin, Procter & Hoar  LLP
                           Exchange Place
                           Boston, Massachusetts  02109
                           Attn: David F. Dietz, P.C.
                                 Joseph L. Johnson III, P.C.
                           Telecopy No.:  (617) 523-1231

         10.2 INTERPRETATION. When a reference is made in this Agreement to subsidiaries of Parent, Acquisition Sub or the Company, the word "SUBSIDIARY" means any corporation more than 50% of whose outstanding voting securities, or any partnership, joint venture or other entity more than 50% of whose total equity interest, is directly or indirectly owned by Parent, Acquisition Sub or the Company, as the case may be. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.3 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Except for Sections 3.1, 7.3, 7.5 and 7.9, the last sentence of
Section 2.8 and Article X, none of the representations, warranties, covenants and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, and thereafter there shall be no liability on the part of either Parent, Acquisition Sub or the Company or any of their respective officers, directors or stockholders in respect thereof. Except as expressly set forth in this Agreement, there are no representations or warranties of any party hereto, express or implied.

         10.4 MISCELLANEOUS. This Agreement (i) constitutes, together with the exhibits hereto, the Confidentiality Agreement, ANNEX A hereto, the Company Disclosure Schedule and the schedule referred to in Article IV hereof, the entire agreement and supersedes all of the prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, (ii) shall be binding upon and inure to the benefits of the parties hereto and their respective permitted successors and assigns and is not intended to confer upon any other person (except as set forth below) any rights or remedies hereunder and (iii) may be executed in two or more counterparts which together shall constitute a single agreement. Section 7.5 and
Section 7.9 are intended to be for the benefit of those persons described therein and the covenants contained therein may be enforced by such persons. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Delaware Courts (as hereinafter defined), this being in addition to any other remedy to which they are entitled at law or in equity.

         10.5 ASSIGNMENT. Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties.

         10.6 SEVERABILITY. If any provision of this Agreement, or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

         10.7 CHOICE OF LAW/CONSENT TO JURISDICTION. All disputes, claims or controversies arising out of this Agreement, or the negotiation, validity or performance of this Agreement, or the Transactions shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its rules of conflict of laws. Each of the Company, Parent and Acquisition Sub hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court for the District of Delaware (the "DELAWARE COURTS") for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the Transactions (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to
(a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of Delaware, each such party does hereby appoint CT Corporation, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, as such agent.

         10.8 NO AGREEMENT UNTIL EXECUTED. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties hereto unless and until (i) the Board of Directors of the Company has approved, for purposes of Chapter 110F of the MGL and any applicable provision of the Articles of Organization, the terms of this Agreement, and (ii) this Agreement is executed by the parties hereto.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Parent, Acquisition Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                 PRECISION CASTPARTS CORP.


                                 By: /s/ William D. Larsson
                                     -------------------------------
                                     Name:  William D. Larsson
                                     Title:  Chief Financial Officer


                                 WGC ACQUISITION CORP.


                                 By: /s/ William C. McCormick
                                     -------------------------------
                                     Name:  William C. McCormick
                                     Title:  President


                                 By: /s/ William D. Larsson
                                     -------------------------------
                                     Name:  William D. Larsson
                                     Title:  Treasurer


                                 WYMAN-GORDON COMPANY


                                 By: /s/ J. Douglas Whelan
                                     -------------------------------
                                     Name:  J. Douglas Whelan
                                     Title:  President and Treasurer

                                                                         ANNEX A

                                OFFER CONDITIONS

         The capitalized terms used in this ANNEX A have the meanings set forth in the attached Agreement, except that the term "Agreement" shall be deemed to refer to the attached Agreement together with this ANNEX A.

         Notwithstanding any other provision of the Offer or the Agreement and subject to Rule 14e-1(c) under the Exchange Act, Acquisition Sub shall not be required to accept for payment or pay for any Shares and may delay the acceptance for payment of and payment for any Shares, (A) until any applicable waiting period (and any extension thereof) under the HSR Act in respect of the Offer shall have expired or been terminated, (B) if there shall not have been validly tendered to Acquisition Sub pursuant to the Offer and not withdrawn immediately prior to the Expiration Date, at least that number of Shares that, when taken as a whole with all other Shares owned or acquired by Acquisition Sub (whether pursuant to the Offer or otherwise), constitutes at least the Minimum Condition, or (C) at any time on or after the date of the Agreement, and prior to the Expiration Date, any of the following conditions exist or shall occur or remain in effect:

                  (a) Any Governmental Entity shall have issued an order, decree or ruling or taken any other action, including instituting any legal proceeding, (which, order, decree, ruling or other action the parties hereto shall use their commercially reasonable best efforts to lift), which seeks to restrain, enjoin or otherwise prohibit or significantly delay any of the Transactions;

                  (b) (i) Any of the representations and warranties of the Company set forth in the Agreement which are qualified by materiality or a Company Material Adverse Effect or words of similar effect shall not have been, or cease to be, true and correct (except to the extent such representations and warranties expressly relate to a specific date, in which case such representations and warranties shall not have been true and correct as of such date) or (ii) any of the representations and warranties of the Company set forth in the Agreement which are not so qualified shall not have been, or cease to be, true and correct in all material respects (except to the extent such representations and warranties expressly relate to a specific date, in which case such representations and warranties shall not have been true and correct in all material respects as of such date);

                  (c) The Company shall not have performed all obligations required to be performed by it under the Agreement, including, without limitation, the covenants contained in Article VI or VII thereof, except where any failure to perform would, individually or in the aggregate, not reasonably be expected to have a Company Material Adverse Effect or materially impair or significantly delay the ability of Acquisition Sub to consummate the Offer;

                  (d) There shall have occurred after the date of this Agreement any change or effect concerning the Company or the Company Subsidiaries which has had or would reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole (other than any changes that are related to or result from the announcement or pendency of the Offer and/or the Merger, including disruptions to the Company's business or the Company Subsidiaries' businesses, and their respective employees, customers and suppliers);

                  (e) The Agreement shall have been terminated in accordance with its terms;

                  (f) Any consent, authorization, order or approval of (or filing or registration with) any Governmental Entity or other third party required to be made or obtained by the Company or any of the Company Subsidiaries or affiliates in connection with the execution, delivery and performance of the Agreement and the consummation of the Transactions shall not have been obtained or made, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration, would not have a Company Material Adverse Effect or would not reasonably be expected to materially impair or significantly delay the ability of Acquisition Sub to consummate the Offer; or

                  (g) There shall have occurred (i) any general suspension of trading in, or limitation on prices for securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market for a period in excess of 24 hours (excluding suspension or limitations resulting solely from physical damage or interference with such exchanges not related to market conditions), (ii) a declaration of a general banking moratorium or any general suspension of payments in respect of banks in the United States (whether or not mandatory), or (iii) in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof;

         The foregoing conditions (i) may be asserted by Parent or Acquisition Sub regardless of the circumstances (including any action or inaction by Parent or Acquisition Sub or any of their affiliates other than a material breach of the Agreement), and (ii) are for the sole benefit of Parent, Acquisition Sub and their respective affiliates. The foregoing conditions may be waived by Parent, in whole or in part, at any time and from time to time, in the sole discretion of Parent. The foregoing conditions are material to the Offer. The failure by Parent or Acquisition Sub at any time to exercise any of the foregoing rights will not be deemed a waiver of any right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

         Should the Offer be terminated due to the foregoing provisions, all tendered Shares not theretofore accepted for payment shall promptly be returned to the tendering stockholders.

                                                                     APPENDIX B

[Letterhead]




PERSONAL AND CONFIDENTIAL


May 17, 1999



Board of Directors
Wyman-Gordan Company
244 Worcester Street
North Grafton, MA 01536-8001

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, par value $1.00 per share (the "Shares"), of Wyman-Gordon Company (the "Company") of the $20.00 per Share in cash proposed to be paid by Precision Castparts Corporation ("Buyer") in the Tender Offer and the Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of May 17, 1999, among Buyer, WGC Acquisition Corp., a wholly-owned subsidiary of Buyer ("Acquisition Sub"), and the Company (the "Agreement"). The Agreement provides for a tender offer for all of the Shares (the "Tender Offer") pursuant to which Acquisition Sub will pay $20.00 per Share in cash for each Share accepted. The Agreement further provides that following completion of the Tender Offer, Acquisition Sub will be merged into the Company (the "Merger") and each outstanding Share (other than Shares already owned by Acquisition Sub) will be converted into the right to receive $20.00 in cash.

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We also have provided certain investment banking services to Buyer from time to time, including having acted as managing underwriter of a public offering of $150,000,000 aggregate principal amount of 6 1/8% Senior Notes of Buyer due December 15, 2007 in December 1997, and may provide investment banking services to Buyer and its subsidiaries in the future. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of the Company or Buyer for its own account and for the accounts of customers.

Wyman-Gordon Company
May 17, 1999
Page Two



In connection with this opinion, we have reviewed, among other things, the Agreement; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended May 31, 1998; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We also have held discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the aerospace components industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to whether or not any holder of Shares should tender such Shares in connection with such transaction.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the $20.00 per Share in cash to be received by the holders of Shares in the Tender Offer and the Merger is fair from a financial point of view to such holders.

Very truly yours,


/s/ Goldman, Sachs & Co.
--------------------------------
(GOLDMAN, SACHS & CO.)

                                                                     APPENDIX C

                      SECTIONS 85 TO 98, INCLUSIVE, OF THE
              MASSACHUSETTS BUSINESS CORPORATION LAW, CHAPTER 156B

         85. A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

         86. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

         87. The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

                  "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

         88. The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

         89. If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

         90. If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

         91. If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

         92. After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

         93. The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

         94. On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

         95. The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

         96. Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

         (1) A bill shall not be filed within the time provided in section ninety;
         (2)      A bill, if filed, shall be dismissed as to such stockholder;
                  or
         (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

         Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

         97. The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

         98. The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                     PROXY

                              WYMAN-GORDON COMPANY

                              244 WORCESTER STREET
                                  P.O. BOX 8001
                     NORTH GRAFTON, MASSACHUSETTS 01536-8001

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                          WYMAN-GORDON COMPANY FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON ________,_______ ___, 2000

The undersigned hereby constitutes and appoints ____ and ______, and each of them, as proxies (the "Proxies") of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all shares of common stock, par value $1.00 per share, of Wyman-Gordon Company (the "Company") held of record by the undersigned as of the close of business on ____, December __, 1999, at the Special Meeting of Stockholders (the "Special Meeting") to be held at ______________, on _____, _____ ___,
2000 at _____ local time and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN PARAGRAPH 1 ON THE REVERSE SIDE HEREOF. THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. STOCKHOLDERS WHO PLAN TO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXY BY CASTING THEIR VOTE AT THE MEETING IN PERSON.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

              PLEASE VOTE, DATE AND SIGN THIS PROXY ON REVERSE SIDE
                    AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

[X]      PLEASE MARK VOTE
         AS IN THIS EXAMPLE


                                                                                FOR     AGAINST    ABSTAIN


1.                To approve the Agreement and Plan of Merger,                  / /        / /        / /
                  dated as of May 17, 1999, by and among
                  Precision Castparts Corp., WGC Acquisition Corp., and the
                  Company providing for the merger of WGC Acquisition Corp. with and into the Company, with the Company being the surviving corporation.

2. To consider and act upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.


                          ----------------------------



PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Date:________________________


Stockholder(s) signature(s):
-----------------------------------------------------------------


-----------------------------------------------------------------


PLEASE SIGN NAME EXACTLY AS SHOWN ON REVERSE. WHERE THERE IS MORE THAN ONE HOLDER, EACH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE ADD YOUR TITLE AS SUCH. IF EXECUTED BY A CORPORATION OR PARTNERSHIP, THE PROXY SHOULD BE EXECUTED IN THE FULL CORPORATE OR PARTNERSHIP NAME AND SIGNED BY A DULY AUTHORIZED PERSON, STATING HIS OR HER TITLE OR AUTHORITY.


                PLEASE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.